UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4503

Aquila Municipal Trust

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code:
(212) 697-6666

Date of fiscal year end: 3/31/23

Date of reporting period: 3/31/23

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report March 31, 2023

Aquila Churchill Tax-Free Fund of Kentucky Navigating Changing Market Conditions Serving Kentucky investors since 1987

May, 2023

Dear Fellow Shareholder:

The financial markets have a way of reminding us that it isn’t always smooth sailing. As history has demonstrated, investments can be influenced to varying degrees by changing market conditions. That’s why charting a course for your financial future, and being prepared for inevitable twists and turns, may be important to help one navigate times of volatility and uncertainty. And while the municipal bond market has shown some signs of improvement following a particularly challenging period in 2022, some investors remain leery, wondering what lies ahead. What is the future direction of interest rates? Will inflation continue, or might the economy be headed for a recession? These and other market drivers remain to be seen, which is why we believe it’s important to maintain perspective, as well as a long-term focus.

What’s Driving Fixed Income Markets

The Federal Reserve (the “Fed”) remains front and center when to comes to factors that influence fixed income markets, including the municipal bonds in which your Fund invests. The Fed has continued with a “tight” monetary policy in its quest to manage the U.S. economy. The primary tool employed by the Fed has been to increase interest rates, specifically the Federal Funds rate (the rate that banks charge one another to borrow or lend excess reserves overnight). To date, the Federal Reserve has implemented 10 rate hikes since March of 2022, bringing the Fed Funds rate to a 16-year high, and representing the first time that the Fed’s target rate has been above 5% since 2007. This has had a significant impact on fixed income securities, including municipal bonds, and continues to work its way through the economy.

As a result, interest rates rose fairly dramatically over the past year. And as interest rates rise (along with the resulting yields on fixed income securities), prices of bonds generally fall commensurately. When rising rates and declining prices occur at a relatively rapid pace, this normally creates a shift in market dynamics, and in the overall tenor among investors.

The Federal Reserve has also engaged in efforts to reduce its balance sheet, as it attempts to combat inflation, while also trying to avoid the possibility of an economic recession. The state of the U.S. economy continues to be another key driver of fixed income markets. Although certain economic indicators suggest a resilient economy, the future direction of the economy remains a question mark. As the Fed attempts to perform

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a delicate balancing act, market participants are left wondering if the Fed can successfully achieve a so-called “soft landing,” or if the economy may slip into a recession.

Additional factors also contribute to market movements. One such example is recent turmoil in the banking industry which resulted in several high-profile bank failures and subsequent takeovers beginning in March. While the bank failures triggered some concern and uncertainty, they did not necessarily appear to have changed the Fed’s outlook on the economy. With continued elevated inflation data, the Fed went ahead with yet another rate increase on May 3, 2023. Comments by Fed Chair Jerome Powell at a subsequent news conference did, however, indicate to many market observers that the Fed may push pause on further rate hikes. The markets, of course, will be paying close attention as we approach the Fed’s June meeting date, and beyond.

The Effect on Municipal Bonds

The municipal bond market is currently being supported by strong credit fundamentals. Generally speaking, municipalities around the country have recorded high levels of tax receipts and added liquidity. Credit conditions appear to be solid even in the face of interest rate volatility. Moreover, credit rating upgrades continued to significantly outpace downgrades through year-end 2022, based on data from Standard & Poor’s.

Bond issuance has remained relatively low on a year-over-year basis. The combination of robust tax receipts and federal aid programs have left many municipalities with excess budgets. Additionally, bond issuers remain wary given interest rate changes and overall volatility swings. Issuance is generally expected to pick up as the year progresses, although many believe it is likely to remain rather muted.

Maintain a Long-Term Focus

At Aquila Group of Funds, we remain optimistic in the long term for the municipal bond market. Municipal bonds are vital to financing the infrastructure of our local communities and states. Moreover, they may play an important role for investors’ asset allocation. We, therefore, believe it’s important to keep in mind the key benefits that municipal bond funds offer, particularly during periods of market change and uncertainty.

Your Fund has been specifically designed bearing in mind the fact that most people are more sensitive to potential investment losses than they are eager for outsized gains. Important characteristics of your Fund therefore include:

•	High-quality municipal bonds – Invests in investment-grade bonds; those in the four highest rating categories, or determined to be of comparable credit quality
•	Intermediate bond portfolio – Seeks to minimize share price volatility or interest rate risk
•	Broad portfolio diversification – Supports a wide range of projects in communities of all sizes throughout your state, not only reducing risk but also improving the quality of life throughout the state
•	Local portfolio management – Provides an up-close perspective and valuable insights on the issuers and economy in the state

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Rest assured that your dedicated team of investment professionals continually draws upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Our goal is to achieve your Fund’s investment objective of delivering the highest level of income exempt from regular federal and state income taxes, as is consistent with preservation of capital.

As always, we encourage you to consult with a trusted financial professional who can help ensure that your investment portfolio remains aligned with your individual needs to meet your long-term financial goals. It’s prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk.

Thank you for your investment and continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Churchill Tax-Free Fund of Kentucky ANNUAL REPORT Management Discussion Serving Kentucky investors since 1987

Introduction

During the annual reporting period of April 1, 2022 through March 31, 2023, the Federal Reserve (the “Fed”) continued the path it began in March 2022 to tighten monetary policy. The Fed rapidly raised interest rates from 50 basis points (“b.p.”, one basis point equals 0.01%) beginning March 16, 2022 to the target range of 4.75% – 5.00%, as of your Fund’s March 31, 2023 fiscal year end. (On May 3rd, following your Fund’s year end, the Fed raised rates an additional 25 b.p. and Fed Chair Jerome Powell’s comments at a news conference were generally interpreted by market observers to indicate that the Fed may push pause on further increases.) This increase in interest rates created volatility in the fixed income markets. An example of this volatility is illustrated by the Thomson Reuters Municipal Market Data (“MMD”) AAA 10-year maturity yield which was 2.18% on April 1, 2022, reached its highest yield on October 27, 2022 of 3.41%, before settling in at a yield of 2.27% on March 31, 2023.

The Aquila Group of Funds (“AGOF”) single state municipal bond funds have consistently believed that a high quality, intermediate fund strategy helps to mitigate interest rate volatility. The AGOF single state funds generally performed well versus longer, lower rated national funds during the fiscal year ended March 31, 2023. It appears the high quality intermediate sector was one of the best performing municipal sectors during this time.

Throughout 2023 we believe there will be interest in how the Fed will respond to the economic conditions facing the United States. The “soft landing” versus a recession continues to be debated among economists. As this debate continues, Congress is currently busy trying to solve the debt ceiling issue with the Administration. Any fiscal stimulus that could increase inflation will be a major point of contention between the legislative and executive branches of government. As a result of this uncertainty, there may be market opportunities that the Aquila Group of Funds can implement to mitigate interest rate volatility.

U.S. Economy

Inflation, and how the Federal Reserve responds, remain the key macroeconomic topics. The era of low interest rates has come to an end, as the Fed continues to raise rates in its fight against inflation. As of the year ended March 31, 2023, the Fed had hiked rates nine straight times since it met on March 16, 2022, including March 22, 2023. (And, a 10th increase was implemented on May 3, 2023.) Although yields have risen from their lows, rates remain well below current inflation levels, as inflation over the past year has been running at its fastest pace in decades. U.S. Treasury yields rose and began to invert in April, 2022 and the Treasury yield curve continues to maintain its distinctly inverted

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MANAGEMENT DISCUSSION (continued)

shape. The impact on rates of the Fed’s battle has been astonishing with 2-year Treasury yields increasing 428 b.p. from, March 31, 2022 to 5.06% as of March 8, 2023 and the 30-year U.S. Treasury rose 200 b.p. to 4.02%, as of the beginning of March 2023.

Rising interest rates have also significantly impacted bank portfolios. Deposits in the U.S. banking system rapidly increased by $5.2 trillion from 2019 to the end of 2021, following the onset of the COVID-19 pandemic. However, loan volumes did not keep pace with deposits due to the uncertainty created by the pandemic. As a result, banks added to their securities portfolios and loans as their share of total asset base decreased until 2022. Prior to the sharp increase in interest rates last year, banks were holding elevated levels of long-dated fixed income securities purchased with lower yields, which incurred substantial mark-to-market losses as rates increased. Toward the end of February 2023, Federal Deposit Insurance Corporation (FDIC) Chair, Martin Gruenberg, made cautionary statements regarding the impact higher rates could have on the banking sector and on bank unrealized losses. Two weeks later, Silicon Valley Bank (“SVB”), which was the 16th largest commercial bank in the U.S., collapsed following a run on deposits. The failure of SVB and two other banks prompted the Fed to create an emergency lending facility. Moody’s Investor Service has since lowered its outlook on the U.S. banking system to “Negative” from “Stable”, citing the “rapidly deteriorating operating environment.”

The Fed’s outlook continues to favor additional interest rate hikes as it seeks to contain current inflation levels and the recent banking crisis. Two main takeaways from recent inflation data are that inflation remains both too high relative to the Fed’s 2% target and the rate of inflation has shown signs of decelerating. This slowing began in October 2022, with the release of Consumer Price Index (“CPI”) data. More recently, CPI data released in March 2023 reported the all items CPI increased 5.0% year-to-date, the smallest 12-month gain since May 2021. However, the largest contributor to the increase was the cost of shelter, which remains a concern. Although supply chains have shown signs of recovery, the war in Ukraine continues to pressure commodities and energy prices. Furthermore, recently announced production cuts by the oil cartel OPEC (Organization of the Petroleum Exporting Countries) and its allies have placed upward pressure on the energy components of CPI.

Municipal Market

The past year through the period ending March 31, 2023, was an exceptionally challenging year for municipal bonds, with the Bloomberg Municipal Bond Index*, a broad measure of the overall municipal bond market, performance declining 8.53%, reporting its worst annual performance since 1980. The 10-Year Bloomberg AAA municipal yield more than doubled during the reporting period, from 1.05% on March 31, 2022 to 2.62% on December 31, 2022, to finish up the 12-month period at 2.26% on March 31, 2023. The Bloomberg Municipal Bond Index returns turned positive in the fourth quarter of 2022 and ended-up delivering a 2.20% return in March 2023, the strongest March performance since 2008. As of March 31, 2023, the overall municipal bond market had actually recovered to produce a positive total return for the trailing twelve-month period with the Bloomberg Municipal Bond Index eking out a positive 0.26% total return from March 31, 2022 to March 31, 2023.

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MANAGEMENT DISCUSSION (continued)

One of the most significant developments in the municipal bond market over the past year has been the decline in new issuance. Over the first quarter of 2023, new issuance declined a dramatic 23.8% after falling 21.3% for calendar-year 2022. This lack of new issue supply has made sourcing bonds more challenging. The decline in new issuance is primarily due to the substantial increase in interest rates and the accelerated pace of rate hikes over this past year. This lower new issue environment has resulted in a positive credit trend for municipals, given many local governments are sitting on significant amounts of federal pandemic relief cash and running budget surpluses. In addition, taxable municipal yields have risen in parallel with U.S. Treasury yields, which has rendered many taxable municipal refunding bonds uneconomical. As a result, national taxable municipal issuance was approximately 59% of last year’s issuance over the same period ending March 31, 2023.

However, declining new issue volume trends have been largely offset by a surge in secondary market trading. In 2022, the overall number of trades rose by 66% from 2021 and 17% higher than the previous high reached in 2008, during the Credit Crisis. The total par value of fixed rate municipal securities traded in 2022 totaled $2.5 trillion, over 7x the amount of new issue volume during the year. This was 40% above the $1.6 trillion in total par value traded in 2021. This secondary market environment can be advantageous to the active portfolio efforts that professional municipal bond mutual fund managers seek to exploit on behalf of their shareholders.

With low new issuance and elevated secondary market trading activity, it is not surprising that demand for municipal bonds remains high. The demand for municipal bonds can be seen in the ratio of municipal yields versus U.S. Treasury yields. As of March 31, 2023, the 5-year maturity range of ‘AAA’ rated municipals was yielding 61% of U.S. Treasuries, which compares to 81% as of March 31, 2022. For the 10-year maturity range, municipals were yielding 65% of U.S. Treasuries as of March 31, 2023, compared to 94% as of March 31, 2022. While these ratios can be primarily attributed to high demand in a low issuance market, they are also an indication of the value of the tax-exemption offered by municipal bonds and the credit quality of the municipal asset class in the wake of the banking crisis and current recession concerns.

Credit quality in the municipal sector remains high, although there are specific pockets of concern. The uncertainty experienced in the banking sector last month reinforced the concept that investors view municipal bonds, particularly investment grade state and local government issuers, as high-quality investments. This strong perception of credit quality can largely be attributed to the unprecedented level of federal stimulus programs related to the pandemic and local government budgeting practices, which tend to be risk averse. However, there are certain sectors, such as assisted living and student housing, where investors are typically more cautious when investing.

Kentucky State Economy

The Kentucky State economy continues on a growth trajectory with higher revenue success and finished the State’s fiscal year-end on June 30, 2022 with General Revenues rising 14.6%, while Road Revenues increased 2.0%. Revenue growth for 2021 was reported at 10.9% and 2022 experienced growth of 14.6%, these were the two highest

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MANAGEMENT DISCUSSION (continued)

growth rates reported in consecutive years since 1991. Kentucky ended fiscal year 2022 with a $945 million General Fund surplus, the second highest on record. This placed second to the $1.1 billion surplus of fiscal year 2021. As a result of the December 2021 tornadoes and the 2022 major spring floods in Eastern Kentucky, the State surplus was cut by major expenditures from a legislative perspective to assist the victimized counties.

As of March 31st, 2023, for nine months of fiscal year 2023, General Fund receipts were up 5.8% and the $1,046 billion March 2023 reported tax revenue was the highest on record. The State budget calls for an increase of 3.4% growth, which the State revenue has exceeded so far. Kentucky Budget Director John Hicks stated that increases in sales tax and wage growth continue to be strong. He also noted that General Fund receipts have risen over the last eleven quarters, which reflects the overall sustained prosperity in the Kentucky economy. Hicks commented, “Consistent growth in state revenue reflects business investment, improving wage conditions, and higher levels of ongoing consumption, which in turn feeds back through the economy to create more demand for business activity. Tax revenues rise as a consequence of economic growth.”

Further economic gains are reflected with the fact that the state announced its 3.8% Unemployment Rate in March 2023, which was an all time low for the State. Announcements by major companies regarding future employment opportunities should help the Unemployment Rate go even lower. The following business investment amounts and factory buildouts have recently been announced:

•	Ford/SK Industries: $5.8 billion
•	Microvast - Lithium Battery Separators: $504 million
•	Ascend Elements - Lithium Battery Reclamation: $310 million
•	Toyota Motors -EV Interiors, Filters and Power Trains: $225 million
•	EnerVenue - Metal Hydrogen Batteries For Utility Storage: $264 million
•	Envision Automotive Energy Supply Corp. (AESC) - Battery Cells: $2 billion

These projects should help create new sources of revenue for the State and enable the legislature to continue to generate enough general revenues to offset current state income taxes and eventually eliminate the state income tax in roughly 7-8 years, as prescribed in Kentucky House Bill 8. This, in turn, will move Kentucky towards consumption taxes and away from production taxes.

Fund Performance

Aquila Churchill Tax-Free Fund of Kentucky Performance:
March 31, 2023
1-Year Total Return
Class A Share at NAV (without sales charge)	0.05%
Class Y Share	0.10%
Bloomberg Municipal Bond Quality Intermediate Index	2.04%

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MANAGEMENT DISCUSSION (continued)

Aquila Churchill Tax-Free Fund of Kentucky Portfolio Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	7.78 yrs.	7.47 yrs.
Option Adj. (Effective) Duration	4.28 yrs.	4.17 yrs.
Modified Duration	4.22 yrs.	4.05 yrs.

Bloomberg Municipal Bond Quality Intermediate Index Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	6.34 yrs.	6.46 yrs.
Effective Duration	4.12 yrs.	4.00 yrs.
Modified Duration	3.86 yrs.	3.80 yrs.

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) Class Y Shares underperformed the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”) over the reporting period ending March 31, 2023. The combination of the high (51.05%) Single A rated composition of the Fund versus the Index (as shown in the chart below) and the longer weighted average maturity, option adjusted duration and modified duration, resulted in the underperformance.

Aquila Churchill Tax-Free Fund of Kentucky versus the Index Ratings Breakdown as of March 31, 2023
Rating	Fund	Index
A	51.05%	23.85%
AA	39.50%	57.62%
AAA	5.05% (incl. Pre-Refunded)	18.50%

During the Fund’s fiscal year ended March 31, 2023, the Fund’s Class Y Shares underperformed the Index by -194 b.p.. The vast majority of the underperformance occurred in the first fiscal quarter April 1, 2022 to June 30, 2022, during which time the Fund underperformed by -132 b.p.. It should be noted that the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

According to Bloomberg, during the Fund’s fiscal year, double AA rated securities outperformed single A rated securities by 62 b.p.. With this in mind, we believe the Fund’s performance was consistent with its primarily single A credit positioning in a single A rated state.

Outlook and Strategy

Aquila Churchill Tax-Free Fund of Kentucky continues to implement the longstanding tenets of the Aquila Group of Funds, namely, local management, high quality and intermediate maturity focus. In this volatile market we are seeking to purchase and retain the highest quality securities that we believe the State offers based upon our analytics and credit perspective obtained over our long local tenure in the Kentucky market. Credit research remains a cornerstone for the Fund. The Fund continues to be positioned with

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MANAGEMENT DISCUSSION (continued)

44.56% of the portfolio securities rated AA or higher and 51.05% single A rated. While we have maintained approximately the same rating percentage relationships as in past years, we currently have a slightly higher Non Rated position, given a recent purchase of a Kentucky Housing Private Placement security, structured with a short maturity of 2025 and an above market yield of 4.65%. With the volatility we are experiencing in the fixed income markets, in our opinion, we are keenly aware of value when we see it and are therefore holding a slightly higher percentages of cash which should enable us to purchase securities that we deem will add value to the portfolio, as they become available in both the Primary and Secondary markets.

We believe our current fund maturity and duration exposure leaves us in a desirable position to respond to any favorable shifts that may occur in the yield curve and credit spreads as monetary policy continues to unfold. The volatility the municipal market has experienced in the past quarter may likely continue if the Federal Reserve continues with their strategy of increasing interest rates, along with inflation at recent elevated levels. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have enabled the Fund to limit erosion in the monthly distributions, while maintaining a conservative intermediate maturity position.

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

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MANAGEMENT DISCUSSION (continued)

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) for the 10-year period ended March 31, 2023 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index** (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2023
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(2.98)%	0.54%	1.26%	4.48%
Without Sales Charge	0.05	1.37	1.68	4.60
Class C since 4/01/96
With CDSC*	(1.78)	0.53	0.83	2.74
Without CDSC	(0.80)	0.53	0.83	2.74
Class F since 12/21/22
No Sales Charge	N/A	N/A	N/A	1.88
Class I since 8/06/01
No Sales Charge	(0.20)	1.22	1.52	3.04
Class Y since 4/01/96
No Sales Charge	0.10	1.52	1.82	3.77
Bloomberg Intermediate Index	2.04	1.96	1.93	4.77	(Class A)
				3.92	(Class C & Y)
				1.92	(Class F)
				3.45	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the

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PERFORMANCE REPORT (continued)

principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

**	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Churchill Tax-Free Fund of Kentucky:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”), including the schedule of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2023

10  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS MARCH 31, 2023

Principal Amount	General Obligation Bonds (5.8%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Bowling Green, Kentucky
$ 1,605,000	2.000%, 09/01/44 Series 2021A	Aa1/NR/NR	$ 1,060,359
	Lexington-Fayette Urban County, Kentucky
3,600,000	4.000%, 09/01/29	Aa2/AA/NR	3,666,744
	Louisville/Jefferson County, Kentucky Metro Government
2,000,000	4.000%, 04/01/35 Series 2022A	Aa1/NR/AAA	2,150,780
	Newport, Kentucky
620,000	2.000%, 02/01/38 Series 2021 AGMC Insured	NR/AA/NR	470,499
	Rowan County, Kentucky
835,000	4.000%, 06/01/30 AGMC Insured	A1/AA/NR	866,997
865,000	4.000%, 06/01/31 AGMC Insured	A1/AA/NR	896,720
	Warren County, Kentucky
695,000	1.750%, 12/01/35 Series 2020	Aa1/NR/NR	553,456
	Total General Obligation Bonds		9,665,555

	Revenue Bonds (89.0%)
	State Agency (26.2%)
	Kentucky Asset & Liability Commission Federal Highway Notes
2,000,000	5.250%, 09/01/25 Series A	A2/AA/A+	2,018,780
2,000,000	5.000%, 09/01/26 Series A	A2/AA/A+	2,058,720
1,000,000	5.000%, 09/01/27 Series A	A2/AA/A+	1,049,920
	Kentucky Rural Water Finance Corp.
240,000	4.500%, 08/01/23 NPFG Insured	Baa2/A+/NR	240,276
255,000	4.500%, 08/01/24 NPFG Insured	Baa2/A+/NR	255,291
290,000	4.500%, 08/01/27 NPFG Insured	Baa2/A+/NR	290,334
245,000	4.600%, 08/01/28 NPFG Insured	Baa2/A+/NR	245,287
315,000	4.625%, 08/01/29 NPFG Insured	Baa2/A+/NR	315,372
175,000	4.000%, 02/01/28 Series 2012C	NR/A+/NR	175,144
100,000	4.000%, 02/01/29 Series 2012C	NR/A+/NR	100,081
120,000	4.000%, 02/01/26 Series 2012F	NR/A+/NR	120,103
125,000	4.000%, 02/01/27 Series 2012F	NR/A+/NR	125,105
130,000	4.000%, 02/01/28 Series 2012F	NR/A+/NR	130,107

11  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State Agency (continued)
	Kentucky Rural Water Finance Corp. (continued)
$ 140,000	4.000%, 02/01/29 Series 2012F	NR/A+/NR	$ 140,113
265,000	2.000%, 02/01/35 Series 2020I	NR/A+/NR	225,412
475,000	2.000%, 02/01/36 Series 2020I	NR/A+/NR	386,621
280,000	2.000%, 02/01/37 Series 2020I	NR/A+/NR	217,725
615,000	3.000%, 08/01/31 Series 2021D	NR/A+/NR	612,583
625,000	3.000%, 08/01/32 Series 2021D	NR/A+/NR	620,487
580,000	3.000%, 08/01/33 Series 2021D	NR/A+/NR	571,085
	Kentucky State Office Building COP
2,250,000	4.000%, 04/15/27	A1/NR/NR	2,357,910
1,640,000	5.000%, 06/15/34	A1/NR/NR	1,717,260
	Kentucky State Property and Buildings Commission
625,000	4.000%, 04/01/26 Project 105	A1/A-/A+	625,688
655,000	4.000%, 04/01/27 Project 105	A1/A-/A+	655,694
3,000,000	5.000%, 08/01/33 Project 108	A1/A-/A+	3,134,130
5,000,000	5.000%, 08/01/32 Project 110	A1/A-/A+	5,240,800
2,040,000	5.000%, 11/01/27 Project 112	A1/A-/A+	2,214,094
1,425,000	5.000%, 11/01/28 Project 112	A1/A-/A+	1,546,610
2,500,000	5.000%, 02/01/31 Project 112	A1/A-/A+	2,662,150
1,400,000	4.000%, 10/01/30 Project 114	A1/A-/A+	1,457,680
1,000,000	5.000%, 04/01/29 Project 115	A1/A-/A+	1,085,920
2,000,000	5.000%, 05/01/30 Project 117	A1/NR/A+	2,169,280
500,000	5.000%, 05/01/36 Project 117	A1/NR/A+	536,980
1,490,000	5.000%, 05/01/24 Project 119	A1/A-/A+	1,527,786
1,015,000	5.000%, 05/01/25 Project 119	A1/A-/A+	1,062,340
1,000,000	5.000%, 02/01/28 Project 121	A1/NR/A+	1,105,910
1,000,000	5.000%, 05/01/33 Project 126	A1/NR/A+	1,181,550
3,000,000	5.000%, 06/01/33 Project 127A	A1/NR/A+	3,547,650
	Total State Agency		43,727,978

12  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airports (3.8%)
	Louisville, Kentucky Regional Airport Authority
$ 2,070,000	5.000%, 07/01/23 AMT	NR/A+/A+	$ 2,079,129
2,325,000	5.000%, 07/01/26 AMT	NR/A+/A+	2,365,618
1,895,000	5.000%, 07/01/27 Series A AMT	NR/A+/A+	1,925,528
	Total Airports		6,370,275

	City (1.2%)
	River City Parking Authority of River City, Inc., Kentucky First Mortgage Refunding
780,000	2.000%, 12/01/33 Series 2021A	Aa3/AA-/NR	673,709
800,000	2.000%, 12/01/34 Series 2021A	Aa3/AA-/NR	672,648
810,000	2.000%, 12/01/35 Series 2021A	Aa3/AA-/NR	655,371
	Total City		2,001,728

	City & County (0.5%)
	Louisville & Jefferson County Visitors & Convention Commission (Kentucky International Convention Center Expansion Project)
1,000,000	3.125%, 06/01/41 Series 2016	Aa3/A/NR	860,240

	Excise Tax (1.0%)
	Kentucky Bond Development Corp. Transient Room Tax Revenue (Lexington Center Corporation) Subordinate
1,585,000	5.000%, 09/01/27 Series 2018B	A3/NR/NR	1,725,621

	Healthcare (5.7%)
	City of Ashland, Kentucky, Medical Center (King's Daughter)
460,000	5.000%, 02/01/31 Series 2019	Baa1/BBB+/A-	495,659
450,000	5.000%, 02/01/32 Series 2019	Baa1/BBB+/A-	483,741
2,600,000	3.000%, 02/01/40 Series 2019 AGMC Insured	A1/AA/A-	2,141,256

13  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (continued)
	Louisville & Jefferson County, Kentucky Metropolitan Government Health System, Norton Healthcare, Inc.
$ 2,710,000	5.000%, 10/01/27 Series A	NR/A/A+	$ 2,734,661
2,500,000	5.000%, 10/01/31 Series A	NR/A/A+	2,641,075
	Louisville & Jefferson County, Kentucky Metropolitan Government, Louisville Medical Center, Laundry Facility Project
355,000	4.250%, 05/01/23 Series 2012	NR/A-/NR	355,298
	Warren County, Kentucky, Warren County Community Hospital Corp.
680,000	4.000%, 10/01/29	NR/AA-/NR	680,612
	Total Healthcare		9,532,302

	Higher Education (13.8%)
	Boyle County, Kentucky Educational Facilities Refunding (Centre College)
2,050,000	5.000%, 06/01/28 Series 2017	A3/A/NR	2,218,920
1,000,000	5.000%, 06/01/29 Series 2017	A3/A/NR	1,082,560
	Eastern Kentucky University General Receipts
1,230,000	5.000%, 10/01/30 Series A	A1/NR/NR	1,361,487
870,000	4.500%, 04/01/32 Series A	A1/NR/NR	892,046
	Kentucky Bond Development Corp. Educational Facilities, City of Danville (Centre College)
305,000	4.000%, 06/01/34 Series 2021	A3/A/NR	314,760
	Kentucky Bond Development Corp. Educational Facilities Revenue Refunding, City of Stamping Ground (Transylvania University Project)
645,000	3.000%, 03/01/38 Series 2021A	NR/A-/NR	547,986
	Kentucky Bond Development Corp. Industrial Building Revenue, City of Stamping Ground (Transylvania University Project)
510,000	4.000%, 03/01/33 Series 2019B	NR/A-/NR	524,652
610,000	4.000%, 03/01/34 Series 2019B	NR/A-/NR	624,494

14  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Kentucky State University COP
$ 300,000	4.000%, 11/01/34 Series 2021 BAMI Insured	NR/AA/NR	$ 321,072
310,000	4.000%, 11/01/36 Series 2021 BAMI Insured	NR/AA/NR	320,937
740,000	4.000%, 11/01/38 Series 2021 BAMI Insured	NR/AA/NR	748,036
	Louisville & Jefferson County, Kentucky Metropolitan Government College Improvement (Bellarmine University Project)
2,270,000	5.000%, 05/01/33	Ba1/NR/NR	2,203,035
	Morehead State University, Kentucky General Receipts
1,000,000	5.000%, 04/01/29 Series A	A1/NR/NR	1,040,610
1,000,000	4.000%, 04/01/31 Series A	A1/NR/NR	1,024,840
	Murray State University Project, Kentucky General Receipts
1,850,000	4.500%, 03/01/30 Series A	A1/NR/NR	1,907,461
1,230,000	3.000%, 09/01/35 Series 2022A	A1/NR/NR	1,167,332
	Northern Kentucky University, Kentucky General Receipts
990,000	3.000%, 09/01/40 Series A AGMC Insured	A1/AA/NR	829,580
	University of Kentucky COP
1,000,000	4.000%, 05/01/39 2011 Series 2019A	Aa3/AA/NR	1,013,010
	University of Kentucky, Kentucky General Receipts
2,715,000	3.000%, 04/01/39 Series A	Aa2/AA+/NR	2,445,401
	University of Louisville, Kentucky General Receipts
1,235,000	3.000%, 09/01/32 Series 2021B BAMI Insured	A1/AA/NR	1,235,284
1,275,000	3.000%, 09/01/33 Series 2021B BAMI Insured	A1/AA/NR	1,259,216
	Total Higher Education		23,082,719

15  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (2.4%)
	Kentucky Housing Corp. Multifamily (Churchill Park)
$ 3,000,000	4.650%, 05/01/25 144A	NR/NR/NR*	$ 2,999,310
	Kentucky Housing Multifamily Mortgage Revenue
1,010,000	5.000%, 06/01/35 AMT (mandatory put 6/01/23)	NR/NR/NR*	1,011,555
	Total Housing		4,010,865

	Local Public Property (6.4%)
	Jefferson County, Kentucky Capital Projects
1,950,000	4.375%, 06/01/24 AGMC Insured	A1/NR/AA+	1,952,535
1,640,000	4.375%, 06/01/28 AGMC Insured	A1/NR/AA+	1,642,083
1,070,000	4.375%, 06/01/27 Series A AGMC Insured	A1/NR/AA+	1,071,359
	Kentucky Association of Counties Finance Corp. Financing Program
515,000	4.000%, 02/01/25	NR/AA-/NR	515,546
30,000	4.250%, 02/01/24 Series A	NR/AA-/NR	30,037
345,000	5.000%, 02/01/24 Series B	NR/AA-/NR	351,790
365,000	5.000%, 02/01/25 Series B	NR/AA-/NR	380,607
385,000	5.000%, 02/01/26 Series B	NR/AA-/NR	410,945
380,000	3.000%, 02/01/30 Series C	NR/AA-/NR	383,241
460,000	3.000%, 02/01/32 Series D	NR/AA-/NR	460,354
470,000	3.000%, 02/01/33 Series D	NR/AA-/NR	465,328
1,210,000	3.000%, 02/01/38 Series E	NR/AA-/NR	1,069,507
	Kentucky Bond Corp. Financing Program
575,000	2.000%, 02/01/37 First Series A	NR/AA-/NR	429,174
590,000	2.000%, 02/01/38 First Series A	NR/AA-/NR	428,476
600,000	2.000%, 02/01/39 First Series A	NR/AA-/NR	425,394
730,000	3.000%, 02/01/41 Series F	NR/AA-/NR	609,360
	Total Local Public Property		10,625,736

16  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Building (16.1%)
	Beechwood, Kentucky Independent School District Finance Corp.
$ 645,000	4.000%, 08/01/31 Series 2022	A1/NR/NR	$ 682,894
	Bullitt County, Kentucky School District Finance Corp.
970,000	1.875%, 12/01/36 Series 2020	A1/NR/NR	776,921
	Fayette County, Kentucky School District Finance Corp.
3,000,000	5.000%, 08/01/31	Aa3/AA-/NR	3,145,170
	Hopkins County, Kentucky School District Finance Corp.
1,500,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,112,655
	Jefferson County, Kentucky School District Finance Corp.
805,000	5.000%, 04/01/28 Series A	Aa3/AA-/NR	839,446
1,075,000	4.500%, 04/01/32 Series A	Aa3/AA-/NR	1,112,410
4,000,000	4.000%, 07/01/26 Series B	Aa3/AA-/NR	4,014,080
1,655,000	4.000%, 11/01/29 Series C	Aa3/AA-/NR	1,667,694
	Johnson County, Kentucky School District Finance Corp.
1,080,000	4.000%, 04/01/32 Series 2023	A1/NR/NR	1,136,419
	Kenton County, Kentucky School District Finance Corp.
2,040,000	3.000%, 02/01/31 Series 2022	A1/NR/NR	1,985,634
	Lewis County, Kentucky School District Finance Corp.
1,600,000	2.000%, 02/01/39 Series 2021	A1/NR/NR	1,204,400
	Logan County, Kentucky School District Finance Corp., Energy Conservation Revenue Bonds
575,000	4.000%, 04/01/33 Series 2016	A1/NR/NR	593,377
615,000	4.000%, 04/01/34 Series 2016	A1/NR/NR	633,862
	Scott County, Kentucky School District Finance Corp. School Building
2,000,000	4.000%, 02/01/32	Aa3/NR/NR	2,156,340

17  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Building (continued)
	Shelby County, Kentucky School District Finance Corp. School Building
$ 3,200,000	4.000%, 02/01/28	A1/NR/NR	$ 3,349,856
2,440,000	4.000%, 02/01/29	A1/NR/NR	2,550,703
	Total School Building		26,961,861

	Student Loan (2.3%)
	Kentucky Higher Education Student Loan
400,000	5.000%, 06/01/24 Senior Series A AMT	NR/A/A	407,868
600,000	5.000%, 06/01/26 Senior Series A AMT	NR/A/A	632,202
500,000	4.000%, 06/01/34 Senior Series A AMT	NR/A/A	496,670
750,000	5.000%, 06/01/28 Senior Series 2019A-1 AMT	NR/A/A	804,765
1,000,000	5.000%, 06/01/28 Senior Series 2021A-1 AMT	NR/A/A	1,073,020
350,000	5.000%, 06/01/31 Senior Series 2021A-1 AMT	NR/A/A	383,880
	Total Student Loan		3,798,405

	Turnpike/Highway (7.0%)
	Kentucky State Turnpike Authority
4,030,000	5.000%, 07/01/30 Series A	Aa3/A-/A+	4,216,105
1,200,000	5.000%, 07/01/31 Series A	Aa3/NR/NR	1,422,108
1,715,000	5.000%, 07/01/31 Series B	Aa3/A-/NR	1,836,319
2,925,000	5.000%, 07/01/33 Series B	Aa3/A-/NR	3,129,077
900,000	5.000%, 07/01/28 Series 2022B	Aa3/NR/NR	1,012,158
	Total Turnpike/Highway		11,615,767

	Utilities (2.6%)
	Boone County, Kentucky Pollution Control
1,000,000	3.700%, 08/01/27 Series 2008A	Baa1/BBB+/NR	1,001,310
	Louisville & Jefferson County, Kentucky Metropolitan Sewer District
1,920,000	4.500%, 05/15/30 Series A	Aa3/AA/NR	1,974,125

18  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Utilities (continued)
	Murray, Kentucky Electric Plant Board
$ 1,380,000	3.000%, 12/01/35 Series 2021 AGMC Insured	A1/AA/NR	$ 1,301,271
	Total Utilities		4,276,706
	Total Revenue Bonds		148,590,203

	Pre-Refunded\Escrowed to Maturity Bonds (3.7%)††
	Pre-Refunded Revenue Bonds\ Escrowed to Maturity Bonds (3.7%)
	Healthcare (3.7%)
	Hardin County, Kentucky, Hardin Memorial Hospital
675,000	5.500%, 08/01/23 AGMC Insured ETM	A1/AA/NR	681,055
500,000	5.250%, 08/01/24 AGMC Insured	A1/AA/NR	504,085
	Warren County, Kentucky, Warren County Community Hospital Corp.
4,975,000	5.000%, 04/01/28	NR/AA-/NR	4,975,000
	Total Pre-Refunded\Escrowed to Maturity Bonds		6,160,140
	Total Municipal Bonds (cost $169,969,941)		164,415,898

Shares	Short-Term Investment (1.2%)
2,124,680	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 4.69%** (cost $2,124,680)	Aaa-mf/AAAm/NR	2,124,680

	Total Investments (cost $172,094,621 - note 4)	99.7%	166,540,578
	Other assets less liabilities	0.3	441,248
	Net Assets	100.0%	$ 166,981,826

19  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
AAA of Fitch	1.3%
Pre-refunded bonds\ETM bonds††	3.7
Aa of Moody's or AA of S&P or Fitch	39.5
A of Moody's or S&P or Fitch	51.1
Baa of Moody's or BBB of S&P	0.6
Ba1 of Moody's	1.4
Not Rated*	2.4
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

NPFG - National Public Finance Guarantee

NR - Not Rated

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities amounted to a value of $2,999,310 or 1.8% of net assets.

See accompanying notes to financial statements.

20  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2023

ASSETS
Investments at value (cost $172,094,621)	$166,540,578
Interest receivable	2,023,250
Receivable for Fund Shares sold	10,968
Other assets	26,443
Total assets	168,601,239

LIABILITIES
Payables:
Investment securities purchased	1,128,730
Fund shares redeemed	280,025
Dividends	56,721
Management fee	56,150
Distribution and service fees payable	93
Other expenses	97,694
Total liabilities	1,619,413
NET ASSETS	$166,981,826

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$166,678
Additional paid-in capital	173,058,415
Total distributable earnings (losses)	(6,243,267)
$166,981,826
CLASS A
Net Assets	$112,565,080
Capital shares outstanding	11,237,271
Net asset value and redemption price per share	$10.02
Maximum offering price per share (100/97 of $10.02)	$10.33

CLASS C
Net Assets	$2,261,639
Capital shares outstanding	225,806
Net asset value and offering price per share	$10.02

CLASS F
Net Assets	$256,579
Capital shares outstanding	25,633
Net asset value, offering and redemption price per share	$10.01

CLASS I
Net Assets	$6,198,573
Capital shares outstanding	618,958
Net asset value, offering and redemption price per share	$10.01

CLASS Y
Net Assets	$45,699,955
Capital shares outstanding	4,560,150
Net asset value, offering and redemption price per share	$10.02

See accompanying notes to financial statements.

21  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2023

Investment Income
Interest income		$5,108,842

Expenses
Management fee (note 3)	$675,688
Distribution and service fee (note 3)	208,520
Transfer and shareholder servicing agent fees (note 3)	97,921
Trustees’ fees and expenses (note 7)	57,728
Fund accounting fees	57,372
Legal fees	44,641
Registration fees and dues	25,215
Auditing and tax fees	22,700
Shareholders’ reports	12,285
Compliance services (note 3)	9,827
Insurance	8,830
Custodian fees	5,782
Credit facility fees (note 10)	4,746
Miscellaneous	21,148
Total expenses		1,252,403
Net investment income		3,856,439

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(694,653)
Change in unrealized appreciation (depreciation) on investments	(3,502,698)
Net realized and unrealized gain (loss) on investments		(4,197,351)
Net change in net assets resulting from operations		$(340,912)

See accompanying notes to financial statements.

22  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income	$3,856,439	$3,778,341
Realized gain (loss) from securities transactions	(694,653)	(5,762)
Change in unrealized appreciation (depreciation) on investments	(3,502,698)	(11,699,561)
Change in net assets resulting from operations	(340,912)	(7,926,982)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,670,642)	(2,777,064)

Class C Shares	(42,566)	(56,656)

Class F Shares	(320)	—

Class I Shares	(133,166)	(129,140)

Class Y Shares	(1,094,253)	(986,166)
Change in net assets from distributions	(3,940,947)	(3,949,026)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	25,370,047	23,209,081
Reinvested dividends and distributions	3,233,465	3,208,855
Cost of shares redeemed	(36,245,727)	(22,813,782)
Change in net assets from capital share transactions	(7,642,215)	3,604,154

Change in net assets	(11,924,074)	(8,271,854)

NET ASSETS:
Beginning of period	178,905,900	187,177,754
End of period	$166,981,826	$178,905,900

See accompanying notes to financial statements.

23  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS MARCH 31, 2023

1. Organization

Aquila Churchill Tax-Free Fund of Kentucky (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Churchill Tax-Free Fund of Kentucky. Churchill Tax-Free Fund of Kentucky transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Churchill Tax-Free Fund of Kentucky on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Churchill Tax-Free Fund of Kentucky received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers. Class F and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in

24  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 good faith by each Fund’s Board of Trustees. Rule 2a-5 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Aquila Municipal Trust Board has designated Aquila Investment Management LLC as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. Aquila Investment Management LLC as Valuation Designee, selects an appropriate methodology or methodologies for determining and calculating the fair value of Fund investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2023:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices — Short-Term Investment	$2,124,680
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	164,415,898
Level 3 – Significant Unobservable Inputs	—
Total	$166,540,578
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2020 – 2022) or expected to be taken in the Fund’s 2023 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2023, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships

26  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2023, distribution fees on Class A Shares amounted to $173,066 of which the Distributor retained $9,635.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $21,979. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $7,326. For the year ended March 31, 2023, the total of these payments with respect to Class C Shares amounted to $29,305 of which the Distributor retained $8,236.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed for any fiscal year of the Fund a rate (currently 0.10%), set from time to time by the Board of Trustees, of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2023, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $21,522 of which $6,149 related to the Plan and $15,373 related to the Shareholder Services Plan.

27  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Kentucky, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2023, total commissions on sales of Class A Shares amounted to $14,634 of which the Distributor received $3,393.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2023, purchases of securities and proceeds from the sales of securities aggregated $15,800,434 and $21,617,656, respectively.

At March 31, 2023, the aggregate tax cost for all securities was $172,094,621. At March 31, 2023, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $932,053 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $6,486,096 for a net unrealized depreciation of $5,554,043.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers’ ability to meet their obligations. At March 31, 2023, the Fund had all of its long-term portfolio holdings invested in municipal obligations of issuers within Kentucky.

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AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	616,846	$6,126,649	649,893	$7,077,451
Reinvested dividends and distributions	243,218	2,412,332	229,741	2,480,053
Cost of shares redeemed	(1,670,464)	(16,564,312)	(1,193,302)	(12,856,736)
Net change	(810,400)	(8,025,331)	(313,668)	(3,299,232)

Class C Shares
Proceeds from shares sold	1,154	11,555	25,109	270,493
Reinvested dividends and distributions	4,055	40,232	4,988	53,912
Cost of shares redeemed	(152,941)	(1,518,081)	(147,776)	(1,602,993)
Net change	(147,732)	(1,466,294)	(117,679)	(1,278,588)

Class F Shares
Proceeds from shares sold	25,603	253,677	—	—
Reinvested dividends and distributions	32	320	—	—
Cost of shares redeemed	(2)	(15)	—	—
Net change	25,633	253,982	—	—

Class I Shares
Proceeds from shares sold	1	5	—	—
Reinvested dividends and distributions	13,431	133,168	11,967	129,139
Cost of shares redeemed	(13,779)	(136,619)	(12,282)	(132,542)
Net change	(347)	(3,446)	(315)	(3,403)

Class Y Shares
Proceeds from shares sold	1,920,139	18,978,161	1,464,106	15,861,137
Reinvested dividends and distributions	65,232	647,413	50,592	545,751
Cost of shares redeemed	(1,830,572)	(18,026,700)	(764,925)	(8,221,511)
Net change	154,799	1,598,874	749,773	8,185,377
Total transactions in Fund shares	(778,047)	$(7,642,215)	318,111	$3,604,154

29  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

7. Trustees’ Fees and Expenses

At March 31, 2023, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2023 was $55,660. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2023, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,068.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and Commonwealth of Kentucky income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2023, the Fund had capital loss carry forwards of $694,311 where the $675,352 retains its character of short-term and $18,959 retains is character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. As of March 31, 2023, the Fund had post-October losses of $6,104, which is deferred until fiscal 2023 for tax purposes.

30  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

The tax character of distributions was as follows:

	Year Ended March 31, 2023	Year Ended March 31, 2022
Net tax-exempt income	$3,869,954	$3,777,511
Ordinary Income	70,993	329
Capital gains	—	171,186
	$3,940,947	$3,949,026

As of March 31, 2023, the components of distributable earnings on a tax basis were:

Unrealized depreciation	$(5,554,043)
Accumulated net realized loss on investments	(694,311)
Post October losses	(6,104)
Undistributed tax-exempt income	67,912
Other temporary differences	(56,721)
$(6,243,267)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate plus 1%).

There were no borrowings under the credit agreement during the year ended March 31, 2023.

11. Risks

Mutual fund investing involves risk and loss of principal is possible. The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of

31  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

32  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

33  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.25	$10.93	$10.79	$10.64	$10.48
Income from investment operations:
Net investment income(1)	0.22	0.22	0.23	0.24	0.25
Net gain (loss) on securities (both realized and unrealized)	(0.22)	(0.67)	0.14	0.15	0.18
Total from investment operations	—	(0.45)	0.37	0.39	0.43
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.22)	(0.23)	(0.24)	(0.25)
Distributions from capital gains	—	(0.01)	—	—	(0.02)
Total distributions	(0.23)	(0.23)	(0.23)	(0.24)	(0.27)
Net asset value, end of period	$10.02	$10.25	$10.93	$10.79	$10.64
Total return (not reflecting sales charge)	0.05%	(4.25)%	3.48%	3.72%	4.10%
Ratios/supplemental data
Net assets, end of period (in millions)	$113	$124	$135	$142	$144
Ratio of expenses to average net assets	0.76%	0.75%	0.77%	0.80%	0.79%
Ratio of net investment income to average net assets	2.26%	1.99%	2.14%	2.26%	2.36%
Portfolio turnover rate	10%	7%	7%	6%	6%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.25	$10.93	$10.78	$10.64	$10.47
Income from investment operations:
Net investment income(1)	0.14	0.12	0.14	0.15	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.22)	(0.67)	0.15	0.14	0.19
Total from investment operations	(0.08)	(0.55)	0.29	0.29	0.35
Less distributions (note 9):
Dividends from net investment income	(0.15)	(0.12)	(0.14)	(0.15)	(0.16)
Distributions from capital gains	—	(0.01)	—	—	(0.02)
Total distributions	(0.15)	(0.13)	(0.14)	(0.15)	(0.18)
Net asset value, end of period	$10.02	$10.25	$10.93	$10.78	$10.64
Total return (not reflecting CDSC)	(0.80)%	(5.06%)	2.70%	2.75%	3.32%
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$4	$5	$6	$7
Ratio of expenses to average net assets	1.61%	1.60%	1.62%	1.65%	1.64%
Ratio of net investment income to average net assets	1.41%	1.13%	1.29%	1.41%	1.50%
Portfolio turnover rate	10%	7%	7%	6%	6%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

35  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

Class F
For the Period December 21, 2022* through March 31, 2023
Net asset value, beginning of period	$9.91
Income (loss) from investment operations:
Net investment income(1)	0.06
Net gain (loss) on securities (both realized and unrealized)	0.13
Total from investment operations	0.19
Less distributions (note 9):
Dividends from net investment income	(0.09)
Distributions from capital gains	—
Total distributions	(0.09)
Net asset value, end of period	$10.01
Total return	1.88%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$0.3
Ratio of expenses to average net assets	0.56%(3)
Ratio of net investment income to average net assets	2.30%(3)
Portfolio turnover rate	10%

* Commencement of operations.

(1) Per share amounts have been calculated using the daily average shares method.

(2) Not annualized.

(3) Annualized.

See accompanying notes to financial statements.

36  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.25	$10.92	$10.78	$10.64	$10.47
Income from investment operations:
Net investment income(1)	0.21	0.20	0.22	0.23	0.23
Net gain on securities (both realized and unrealized)	(0.23)	(0.66)	0.14	0.14	0.19
Total from investment operations	(0.02)	(0.46)	0.36	0.37	0.42
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.20)	(0.22)	(0.23)	(0.23)
Distributions from capital gains	—	(0.01)	—	—	(0.02)
Total distributions	(0.22)	(0.21)	(0.22)	(0.23)	(0.25)
Net asset value, end of period	$10.01	$10.25	$10.92	$10.78	$10.64
Total return	(0.20)%	(4.31)%	3.33%	3.48%	4.04%
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$6	$7	$7	$7
Ratio of expenses to average net assets	0.91%	0.91%	0.92%	0.93%	0.94%
Ratio of net investment income to average net assets	2.11%	1.84%	1.99%	2.12%	2.20%
Portfolio turnover rate	10%	7%	7%	6%	6%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Churchill Tax-Free Fund of Kentucky

AQUILA CHURCHILL TAX-FREE FUND OF KENTUCKY FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.26	$10.93	$10.79	$10.65	$10.48
Income from investment operations:
Net investment income(1)	0.24	0.23	0.25	0.26	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.24)	(0.66)	0.14	0.14	0.19
Total from investment operations	—	(0.43)	0.39	0.40	0.45
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.23)	(0.25)	(0.26)	(0.26)
Distributions from capital gains	—	(0.01)	—	—	(0.02)
Total distributions	(0.24)	(0.24)	(0.25)	(0.26)	(0.28)
Net asset value, end of period	$10.02	$10.26	$10.93	$10.79	$10.65
Total return	0.10%	(4.01)%	3.64%	3.78%	4.35%
Ratios/supplemental data
Net assets, end of period (in millions)	$46	$45	$40	$27	$30
Ratio of expenses to average net assets	0.61%	0.60%	0.62%	0.65%	0.64%
Ratio of net investment income to average net assets	2.41%	2.14%	2.28%	2.41%	2.50%
Portfolio turnover rate	10%	7%	7%	6%	6%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

39  |  Aquila Churchill Tax-Free Fund of Kentucky

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(4)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	9

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Patricia L. Moss Bend, OR (1953)	Chair of the Board of Aquila Municipal Trust effective January 1, 2023; Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

40  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Thomas A. Christopher(6) Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009; Chair of the Board of Aquila Municipal Trust 2017 – December 31, 2022	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., July 2017-August 2022, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served seven Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

41  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Heather R. Overby Prospect, KY (1971)	Aquila Municipal Trust: Trustee since September 2022	Vice President, Finance & Accounting/Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), June 2018 – Present; Chairman, Kentucky School Facilities Construction Commission (state commission), December 2018 – Present; Interim Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), February 2017 – May 2018; Chief Financial Officer, Kentucky Municipal Power Agency, (wholesale electricity sale – governmental), November 2009 – May 2018.	6	None

42  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.
(6)	Mr. Christopher retired as a Trustee effective March 31, 2023.

43  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Peoria, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC (since 2019); Financial Advisor, Prudential Advisors, 2017 – 2019

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017), Aquila Tax-Free Fund of Colorado (since 2023) and and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011) and Aquila Tax-Free Fund of Colorado (since 2023); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Vasilios Gerasopoulos Lakewood, CO (1973)	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado since March 2023	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado and Credit Analyst of Aquila Tax-Free Trust of Oregon since March 2023; Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2015 to 2023; Senior Financial Analyst, Bond and Debt, for Jefferson County, Colorado from December 2012 to 2015.

44  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Timothy Iltz Happy Valley, OR (1975)	Vice President of Aquila Municipal Trust since March 2023; Portfolio Manager of Aquila Tax-Free Fund of Colorado (since December 2022) and Aquila Tax-Free Trust of Oregon (since 2018)	Vice President of Aquila Municipal Trust since March 2023, Portfolio Manager of Aquila Tax-Free Fund of Colorado since December 2022, and Aquila Tax-Free Trust of Oregon since 2018; Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2011 to 2018. Vice President and Portfolio Manager at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2018 to 2023.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2018), Aquila Tax-Free Trust of Oregon (since 2023) and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah (since 2018) and Aquila Tax-Free Trust of Oregon (since 2023); Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

45  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017 and Aquila Tax-Free Trust of Oregon (since 2023)	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009) and Aquila Tax-Free Trust of Oregon (since 2023); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah and Aquila Tax-Free Fund of Colorado), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

46  |  Aquila Churchill Tax-Free Fund of Kentucky

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

47  |  Aquila Churchill Tax-Free Fund of Kentucky

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/22	Ending(1) Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Ending Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Net Annualized Expense Ratio
A	$1,000	$1,054.20	$3.99	$1,021.04	$3.93	0.78%
C	$1,000	$1,049.80	$8.33	$1,016.80	$8.20	1.63%
F*	$1,000	$1,019.40	$2.82	$1,022.14	$2.82	0.56%
I	$1,000	$1,052.40	$4.76	$1,020.29	$4.68	0.93%
Y	$1,000	$1,055.00	$3.23	$1,021.79	$3.18	0.63%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

*	Commencement of operations 12/21/22.

48  |  Aquila Churchill Tax-Free Fund of Kentucky

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2023, $3,940,947 of dividends paid by Aquila Churchill Tax-Free Fund of Kentucky, constituting 98.2% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2024, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2023 calendar year.

49  |  Aquila Churchill Tax-Free Fund of Kentucky

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Patricia L. Moss, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Thomas A. Christopher

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Royden P. Durham, Vice President
and Lead Portfolio Manager

Anthony A. Tanner, Vice President
and Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Troy Miller, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

118 Flanders Road

Westborough, Massachusetts 01581

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-KYAR-0523

Annual Report March 31, 2023

Aquila Narragansett Tax-Free Income Fund Navigating Changing Market Conditions Serving Rhode Island investors since 1992

May, 2023

Dear Fellow Shareholder:

The financial markets have a way of reminding us that it isn’t always smooth sailing. As history has demonstrated, investments can be influenced to varying degrees by changing market conditions. That’s why charting a course for your financial future, and being prepared for inevitable twists and turns, may be important to help one navigate times of volatility and uncertainty. And while the municipal bond market has shown some signs of improvement following a particularly challenging period in 2022, some investors remain leery, wondering what lies ahead. What is the future direction of interest rates? Will inflation continue, or might the economy be headed for a recession? These and other market drivers remain to be seen, which is why we believe it’s important to maintain perspective, as well as a long-term focus.

What’s Driving Fixed Income Markets

The Federal Reserve (the “Fed”) remains front and center when to comes to factors that influence fixed income markets, including the municipal bonds in which your Fund invests. The Fed has continued with a “tight” monetary policy in its quest to manage the U.S. economy. The primary tool employed by the Fed has been to increase interest rates, specifically the Federal Funds rate (the rate that banks charge one another to borrow or lend excess reserves overnight). To date, the Federal Reserve has implemented 10 rate hikes since March of 2022, bringing the Fed Funds rate to a 16-year high, and representing the first time that the Fed’s target rate has been above 5% since 2007. This has had a significant impact on fixed income securities, including municipal bonds, and continues to work its way through the economy.

As a result, interest rates rose fairly dramatically over the past year. And as interest rates rise (along with the resulting yields on fixed income securities), prices of bonds generally fall commensurately. When rising rates and declining prices occur at a relatively rapid pace, this normally creates a shift in market dynamics, and in the overall tenor among investors.

The Federal Reserve has also engaged in efforts to reduce its balance sheet, as it attempts to combat inflation, while also trying to avoid the possibility of an economic recession. The state of the U.S. economy continues to be another key driver of fixed income markets. Although certain economic indicators suggest a resilient economy, the future direction of the economy remains a question mark. As the Fed attempts to perform

NOT A PART OF THE ANNUAL REPORT

a delicate balancing act, market participants are left wondering if the Fed can successfully achieve a so-called “soft landing,” or if the economy may slip into a recession.

Additional factors also contribute to market movements. One such example is recent turmoil in the banking industry which resulted in several high-profile bank failures and subsequent takeovers beginning in March. While the bank failures triggered some concern and uncertainty, they did not necessarily appear to have changed the Fed’s outlook on the economy. With continued elevated inflation data, the Fed went ahead with yet another rate increase on May 3, 2023. Comments by Fed Chair Jerome Powell at a subsequent news conference did, however, indicate to many market observers that the Fed may push pause on further rate hikes. The markets, of course, will be paying close attention as we approach the Fed’s June meeting date, and beyond.

The Effect on Municipal Bonds

The municipal bond market is currently being supported by strong credit fundamentals. Generally speaking, municipalities around the country have recorded high levels of tax receipts and added liquidity. Credit conditions appear to be solid even in the face of interest rate volatility. Moreover, credit rating upgrades continued to significantly outpace downgrades through year-end 2022, based on data from Standard & Poor’s.

Bond issuance has remained relatively low on a year-over-year basis. The combination of robust tax receipts and federal aid programs have left many municipalities with excess budgets. Additionally, bond issuers remain wary given interest rate changes and overall volatility swings. Issuance is generally expected to pick up as the year progresses, although many believe it is likely to remain rather muted.

Maintain a Long-Term Focus

At Aquila Group of Funds, we remain optimistic in the long term for the municipal bond market. Municipal bonds are vital to financing the infrastructure of our local communities and states. Moreover, they may play an important role for investors’ asset allocation. We, therefore, believe it’s important to keep in mind the key benefits that municipal bond funds offer, particularly during periods of market change and uncertainty.

Your Fund has been specifically designed bearing in mind the fact that most people are more sensitive to potential investment losses than they are eager for outsized gains. Important characteristics of your Fund therefore include:

•	High-quality municipal bonds – Invests in investment-grade bonds; those in the four highest rating categories, or determined to be of comparable credit quality
•	Intermediate bond portfolio – Seeks to minimize share price volatility or interest rate risk
•	Broad portfolio diversification – Supports a wide range of projects in communities of all sizes throughout your state, not only reducing risk but also improving the quality of life throughout the state
•	Local portfolio management – Provides an up-close perspective and valuable insights on the issuers and economy in the state

NOT A PART OF THE ANNUAL REPORT

Rest assured that your dedicated team of investment professionals continually draws upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Our goal is to achieve your Fund’s investment objective of delivering the highest level of income exempt from regular federal and state income taxes, as is consistent with preservation of capital.

As always, we encourage you to consult with a trusted financial professional who can help ensure that your investment portfolio remains aligned with your individual needs to meet your long-term financial goals. It’s prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk.

Thank you for your investment and continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Narragansett Tax-Free Income Fund ANNUAL REPORT Management Discussion Serving Rhode Island investors since 1992

Aquila Narragansett Tax-Free Income Fund (the “Fund”) seeks to provide as high a level of double tax-free income possible as is consistent with preservation of capital, while staying within self-imposed quality constraints. We strive to accomplish this by constructing a diversified investment portfolio of investment grade Rhode Island municipal securities. As an extra measure of credit protection for Fund shareholders, some of your Fund’s securities have been insured by the issuers, with the intent to provide for the timely payment of principal and interest when due. A maturity range of between 5 and 15 years has been maintained for the Fund’s portfolio with the goal to produce a reasonable level of income return with relatively high stability for the Fund’s share price. The intention is to maintain a similar profile going forward. As of March 31, 2023, the Fund’s portfolio of investments had an average maturity of 8.72 years.

U.S. Economy

While the U.S. economy showed considerable resiliency during 2022, it has begun to show some cracks during the first quarter of 2023. As a result of unprecedented tightening by the Federal Reserve (the “Fed”) beginning just over a year ago, we see the beginnings of a possible slowdown in economic activity seeping into the psyche of investors. While some may believe the Fed was a bit too patient in containing inflation in 2021 and the first quarter of 2022, it made up for any lost time during the last twelve months. This caused both the equity and fixed income markets to reprice and left historical correlations between these markets to deviate from their norms. We believe the Federal Reserve has clearly leaned heavily on its mandate for stable prices by its tightening of monetary policy. The resulting shifts in interest rates have caused bond prices to fall precipitously throughout the year, resulting in challenges for bond managers and investors alike. Monetary policy impacts have historically acted with a lag (of 1 – 2 years) and this time does not appear to be much different. While we have begun to see inflation softening as of late, we have also seen the first casualties in the form of some bank failures, a result of larger than normal asset and liability mismatches that have received additional scrutiny by regulators and investors. While these failures appear to be isolated, concerns about subsequent impacts are generally weighing heavily on consumers’ minds. More recent economic data are showing labor markets moderating on both job growth and labor costs, with inflation data stabilizing, but still above the Fed’s established targets. This still allows the Fed to continue its pursuit of lowering inflation at the expense of higher unemployment levels. Normally, this scenario would bode well for fixed income markets, particularly given concerns about a recession. As long as inflation can be contained, we believe fixed income markets should be able to rebound and potentially provide positive returns.

1  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

Municipal Market

The municipal bond market had a good year relative to the taxable market in 2022. Even though returns were negative, overall municipal returns (as gauged by the Bloomberg Municipal Index return of - 8.53%) were considerably better than the -13.01% for the Bloomberg Aggregate Bond Index. Despite rising interest rates, investors remained interested in tax-free bonds even as supply continued to drop. The municipal bond market had a volatile year as spreads widened and tightened based on perceived moves within the Fed’s tightening cycle. As a percentage of U.S. Treasury yields, municipal bonds retested their historic lows (mid-50%), particularly within maturities of less than 10 years. Longer dated municipal bonds remained closer to their longer-term averages (mid-80% to mid-90%) as inflationary fears kept those yields in check. The start of 2023 saw yield spreads remaining tight as supply was considerably off from the same period in 2022. Part of this was driven by the belief that the Fed was close to reversing its policy of the last year as recession fears were once again brought into the headlines. While most states and communities were bolstered by federal stimulus funds, 2022 saw this come to an end. Even though states and communities appear to be in decent fiscal shape, the next few years could be challenging as we believe the social impacts will more than likely stress budgets. Tax receipts appear to have peaked and new sources of revenues may be needed to fill the gap. Add to this a potential recession and we could see some credit strain across many communities as challenges arise.

Rhode Island Economy

Rhode Island has continued to add jobs over the past year; however, its labor force has shrunk by close to 4,000 jobs as of February 2023. The number of unemployed has also fallen and the unemployment rate has dropped to 3.1% as of February 2023 as the labor force participation rate hovered at 62.9%, slightly above that of the national average. Employment figures are being closely watched as the Federal Reserve continues its fight against inflation. The number of jobs available has declined nationally and is expected to be felt locally. Rhode Island, again this year, projects a budget surplus for the current fiscal year ending June 30, 2023 similar to the prior fiscal year of close to $600 million. Calls from legislators to provide some relief to taxpayers have been voiced, but nothing definitive has been determined at this point. Sales tax relief seems to be fairly popular and multiple proposals have been submitted. Something may be solidified after the semi-annual Revenue Estimating Conference in May and prior to the General Assembly adjournment for the summer. Higher interest rates are having an impact on a number of local projects as funding costs cause reconsideration in light of higher construction and bonding costs. Some notable projects such as Tidewater Landing – RI FC soccer stadium, the “Superman Building” and various public schools have indicated that they may be put on hold or scrapped altogether. According to one major RI developer, construction costs are up over 30% since a year ago.

Fund Performance

Returns for Aquila Narragansett Tax-Free Income Fund Class Y shares were -7.16% as compared with -5.16% for the Bloomberg Quality Intermediate Municipal Bond Index

2  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

(the “Index”) for calendar year 2022. For the Fund’s fiscal year ending March 31, 2023, performance for the Fund’s Y Share class was 0.10% which was below that of 2.04% the Index for the same period. The Fund underperformed the Index mainly due to two factors. First, the Fund’s duration was longer than that of the Index so the Fund’s portfolio was impacted to a greater degree by interest rate movements. The longer duration allowed for a bit more variance in returns relative to the Index causing lower returns. This positioning detracted from performance for most of the year; however, the most recent quarter saw stabilizing rates and a gain of underlying bond values. Having a number of longer bonds in the portfolio at times moved bond values between their call and maturity dates. This volatility led to portfolio price swings and caused returns to lag the Index; however, portfolio yield remains considerably above that of the Index. The second factor was the difference in credit and sector distribution within the Fund’s portfolio. The Fund has a higher percentage of AA quality bonds, lower percentage of A bonds and some BBB bonds in the portfolio compared with the Index. There were some considerable variations in performance based on credit quality and sectors.

While Rhode Island issuance has been low, secondary market offerings have continued to be available. Unfortunately, we have not found offering levels to be attractive nor have we found the environment for bond swaps to be compelling at the present time. Should value re-appear to us in the Rhode Island municipal market, we would entertain the opportunity to extend duration slightly if it meant picking up sufficient yield.

Outlook and Strategy

We have now witnessed how quickly a determined Federal Reserve can impact markets and economic outlook. After an unprecedented number of hikes and shrinking of its balance sheet, the impacts appear to be starting to work their way through the financial system. Such impacts are showing signs of cracks in the financial system through the Silicon Valley Bank and Signature Bank failures and a number of layoff announcements by many S&P 500 companies. While this is normally a good sign for bonds, given the large move in interest rates, it has been a challenge as the U.S. Treasury yield curve remains inverted. While bond yields still look attractive, municipal bond issuance remains down from the prior year and current issuance in Rhode Island is sparse. One challenge would be if rates were to begin to moderate, new issuance may pick up, while yields may not be so attractive. This would also likely be a result of the bond market not fully pricing in the fact that inflation is here to stay and that the economy may indeed falter given such aggressive Fed tightening. As it stands now, we believe the municipal yield curve offers some attractive yields for longer dated bonds. Given current portfolio positioning, the Fund should be able to take advantage of any expected slower growth and a potentially shifting yield curve. As an intermediate bond fund, a major challenge is to balance the additional yield with interest rate sensitivity of the Fund’s portfolio. Similar to the Fed’s dual mandate, the tradeoff for the portfolio manager is to ensure this balance remains top of mind throughout interest rate cycles to ensure a relatively stable net asset value (“NAV”). Despite the potential for more volatile interest rates, we remain steadfast in our commitment to our shareholders in an attempt to provide value regardless of market environment as we have since 1992.

3  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

4  |  Aquila Narragansett Tax-Free Income Fund

MANAGEMENT DISCUSSION (continued)

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

5  |  Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Narragansett Tax-Free Income Fund (the “Fund”) for the 10-year period ended March 31, 2023 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index** (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2023
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 9/10/92
With Maximum Sales Charge	(3.04)%	0.50%	1.48%	3.85%
Without Sales Charge	(0.05)	1.32	1.89	3.99
Class C since 5/01/96
With CDSC*	(1.88)	0.46	1.03	2.77
Without CDSC	(0.90)	0.46	1.03	2.77
Class F since 11/30/18
No Sales Charge	0.14	N/A	N/A	1.47
Class I since 11/04/98
No Sales Charge	(0.18)	1.23	1.77	3.15
Class Y since 5/01/96
No Sales Charge	0.10	1.47	2.05	3.84
Bloomberg Intermediate Index	2.04	1.96	1.93	4.18	(Class A)
				3.94	(Class C & Y)
				1.98	(Class F)
				3.63	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6  |  Aquila Narragansett Tax-Free Income Fund

PERFORMANCE REPORT (continued)

**	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

7  |  Aquila Narragansett Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Narragansett Tax-Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Narragansett Tax-Free Income Fund (the “Fund”), including the schedule of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2023

8  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS MARCH 31, 2023

Principal Amount	General Obligation Bonds (26.8%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Barrington, Rhode Island
$ 840,000	2.500%, 08/01/25	Aa1/NR/NR	$ 831,230
	Bristol, Rhode Island
865,000	3.500%, 08/01/31	NR/AA+/NR	887,300
1,900,000	3.000%, 08/01/38 Series 2021A	NR/AA+/NR	1,709,867
	Coventry, Rhode Island
1,605,000	3.625%, 03/15/27 AGMC Insured	A1/AA/NR	1,634,917
	Cranston, Rhode Island
1,325,000	4.000%, 07/01/28	A1/AA-/AA+	1,382,929
1,170,000	5.000%, 08/01/32 Series 2018 A	A1/AA-/AA+	1,326,218
1,000,000	4.000%, 08/01/33 Series 2019 A BAMI Insured	A1/AA/AA+	1,069,440
615,000	4.000%, 08/01/35 Series 2019 A BAMI Insured	A1/AA/AA+	649,815
860,000	4.000%, 08/15/34 Series 2021 A	NR/AA-/AA+	916,992
455,000	4.000%, 08/15/35 Series 2021 A	NR/AA-/AA+	479,852
475,000	4.000%, 08/15/36 Series 2021 A	NR/AA-/AA+	496,327
1,515,000	4.250%, 07/15/24 Series B BAMI Insured	A1/AA/AA+	1,546,815
1,000,000	4.250%, 07/15/25 Series B BAMI Insured	A1/AA/AA+	1,038,950
	Cumberland, Rhode Island
500,000	4.250%, 11/01/27 Series 2011 A	NR/AA+/NR	500,640
500,000	4.625%, 11/01/31 Series 2011 A	NR/AA+/NR	500,690
700,000	4.500%, 03/15/32 Series 2018 A	NR/AA+/NR	767,942
	Hopkinton, Rhode Island
450,000	4.375%, 08/15/31	Aa3/NR/NR	450,558
	Johnston, Rhode Island
1,020,000	3.450%, 06/01/29 Series A	A1/AA/NR	1,020,683
1,020,000	3.700%, 06/01/33 Series A	A1/AA/NR	1,020,602
	Lincoln, Rhode Island
1,500,000	3.500%, 08/01/24 Series A	Aa2/NR/AAA	1,515,615
2,225,000	3.500%, 08/01/25 Series A	Aa2/NR/AAA	2,269,967
	Middleton, Rhode Island
435,000	4.000%, 02/01/31 Series 2021A	Aa1/NR/NR	475,816
	Narragansett, Rhode Island
1,025,000	3.500%, 07/15/28	Aa2/AA+/NR	1,031,478

9  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	North Kingstown, Rhode Island
$ 190,000	3.000%, 04/15/24 Series A	Aa2/AA+/NR	$ 190,334
1,500,000	3.500%, 04/01/37 Series 2021 A	NR/AA+/NR	1,488,450
	North Smithfield, Rhode Island
825,000	3.000%, 06/15/26 Series A	Aa2/NR/NR	833,935
1,075,000	3.500%, 05/15/34	Aa2/NR/NR	1,097,005
	Pawtucket, Rhode Island
770,000	4.000%, 11/01/25 AGMC Insured	A1/AA/A+	788,018
890,000	4.500%, 07/15/33 Series C AGMC Insured	A1/AA/NR	988,532
935,000	4.500%, 07/15/34 Series C AGMC Insured	A1/AA/NR	1,034,316
975,000	4.500%, 07/15/35 Series C AGMC Insured	A1/AA/NR	1,065,675
	Portsmouth, Rhode Island
1,140,000	3.750%, 02/01/31 Series A	Aa2/AAA/NR	1,173,790
	Providence, Rhode Island
975,000	3.625%, 01/15/29 Series A AGMC Insured	A1/AA/A	975,702
2,010,000	3.750%, 01/15/30 Series A AGMC Insured	A1/AA/A	2,011,528
1,000,000	3.750%, 01/15/32 Series A AGMC Insured	A1/AA/A	1,000,760
	Richmond, Rhode Island
525,000	3.000%, 08/01/24	Aa3/NR/NR	527,200
	State of Rhode Island
2,000,000	3.000%, 05/01/31 Series A	Aa2/AA/AA	2,010,060
2,500,000	4.000%, 04/01/32 Series A	Aa2/AA/AA	2,643,200
2,000,000	3.000%, 05/01/32 Series A	Aa2/AA/AA	2,010,140
1,500,000	3.000%, 05/01/36 Series A	Aa2/AA/AA	1,415,520
2,000,000	5.000%, 08/01/23 Series D	Aa2/AA/AA	2,015,520
2,000,000	5.000%, 08/01/24 Series D	Aa2/AA/AA	2,063,500
1,500,000	4.000%, 08/01/30 Series 2021C	Aa2/AA/AA	1,664,520
1,000,000	4.000%, 08/01/33 Series 2021E	Aa2/AA/AA	1,076,420
	Warren, Rhode Island
1,170,000	4.000%, 02/15/33 Series 2018 A	Aa3/NR/NR	1,231,320

10  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	West Greenwich, Rhode Island
$ 1,175,000	3.000%, 08/15/26	NR/AA+/NR	$ 1,180,605
	West Warwick, Rhode Island
795,000	5.000%, 10/01/32 Series A BAMI Insured	A3/AA/NR	838,852
	Westerly, Rhode Island
345,000	5.000%, 11/15/31 Series 2021 A	NR/AA/NR	410,895
	Total General Obligation Bonds		55,260,440

	Revenue Bonds (69.1%)
	Development (6.9%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
3,000,000	4.000%, 09/15/34 Series A AGMC Insured	A1/AA/NR	3,163,080
3,500,000	4.000%, 09/15/35 Series A AGMC Insured	A1/AA/NR	3,668,770
	Providence, Rhode Island Redevelopment Agency Refunding Public Safety Building Project
1,680,000	5.000%, 04/01/26 Series A AGMC Insured	A1/AA/NR	1,757,213
	Rhode Island Infrastructure Bank Municipal Road and Bridge Revolving Fund
935,000	4.000%, 10/01/33 Series 2019 A	NR/AA/NR	992,989
845,000	4.000%, 10/01/34 Series 2019 A	NR/AA/NR	890,461
1,010,000	4.000%, 10/01/35 Series 2019 A	NR/AA/NR	1,052,157
	Rhode Island Infrastructure Bank Efficient Buildings Fund, Green Bonds
1,110,000	4.000%, 10/01/29 Series 2018 A	NR/AA/NR	1,198,722
1,555,000	3.000%, 10/01/37 Series 2020 A	NR/AA/NR	1,435,794
	Total Development		14,159,186

11  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (3.4%)
	Rhode Island Health & Education Building Corp., Hospital Financing, Lifespan Obligated Group
$ 875,000	5.000%, 05/15/28 Series 2016	NR/BBB+/BBB+	$ 904,680
1,000,000	5.000%, 05/15/31 Series 2016	NR/BBB+/BBB+	1,031,400
1,000,000	5.000%, 05/15/33 Series 2016	NR/BBB+/BBB+	1,028,370
1,250,000	5.000%, 05/15/34 Series 2016	NR/BBB+/BBB+	1,282,187
1,750,000	5.000%, 05/15/39 Series 2016	NR/BBB+/BBB+	1,766,677
	Rhode Island State & Providence Plantations Lease COP (Eleanor Slater Hospital Project)
1,000,000	4.000%, 11/01/32 Series B	Aa3/AA-/AA-	1,079,590
	Total Healthcare		7,092,904

	Higher Education (5.9%)
	Rhode Island Health and Education Building Corp., Higher Educational Facility
2,500,000	5.000%, 09/15/30 Series 2010 A AGMC Insured	Aa3/NR/NR	2,504,500
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Brown University
2,000,000	4.000%, 09/01/37 Series 2017	Aa1/AA+/NR	2,058,400
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Providence College
2,490,000	4.000%, 11/01/24 Series 2015	A2/A/NR	2,539,177
250,000	4.000%, 11/01/37 Series 2021B	A2/A/NR	254,077
250,000	4.000%, 11/01/38 Series 2021B	A2/A/NR	252,590
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island
1,000,000	4.250%, 09/15/31 Series A	Aa3/A+/NR	1,070,290

12  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, University of Rhode Island Auxiliary Enterprise
$ 500,000	4.000%, 09/15/31 Series 2016 B	A1/A+/NR	$ 515,220
2,000,000	4.000%, 09/15/42 Series 2017 A	A1/A+/NR	1,952,580
1,000,000	4.000%, 09/15/32 Series 2017 B	A1/A+/NR	1,035,800
	Total Higher Education		12,182,634

	Housing (5.9%)
	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity
155,000	3.000%, 10/01/39 Series 71	Aa1/AA+/NR	137,660
2,000,000	2.100%, 10/01/35 Series 73 A	Aa1/AA+/NR	1,659,880
2,000,000	2.300%, 10/01/40 Series 73 A	Aa1/AA+/NR	1,508,320
2,000,000	2.050%, 10/01/36 Series 75 A	Aa1/AA+/NR	1,576,940
750,000	2.350%, 10/01/36 Series 76 A	Aa1/AA+/NR	614,475
1,500,000	4.400%, 10/01/38 Series 79 A	Aa1/AA+/NR	1,539,630
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Development Sustainability
770,000	2.750%, 10/01/34 Series 1-B	Aa2/NR/NR	702,379
1,000,000	3.100%, 10/01/44 Series 1-B	Aa2/NR/NR	809,130
	Rhode Island Housing & Mortgage Finance Corp. Multi-Family Housing
175,000	4.625%, 10/01/25 Series 2010 A	Aaa/NR/NR	175,227
215,000	5.000%, 10/01/30 Series 2010 A	Aaa/NR/NR	215,546
1,255,000	3.450%, 10/01/36 Series 2016 1B	Aa2/NR/NR	1,201,537
1,000,000	3.250%, 10/01/27 Series 1B	Aa2/NR/NR	1,000,120
1,000,000	3.400%, 10/01/29 Series 3B	Aa2/NR/NR	1,001,710
	Total Housing		12,142,554

13  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (32.0%)
	Rhode Island Health and Education Building Corp., Public Schools Financing Program
$ 795,000	5.000%, 05/15/27 Series 2015 C	Aa2/NR/NR	$ 834,027
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Burrillville
730,000	5.000%, 05/15/35 Series 2022D	NR/AA/NR	844,836
	Rhode Island Health and Education Building Corp., Public School Financing Program, Chariho Regional School District
1,520,000	4.000%, 05/15/31 Series 2017 J-2 B	Aa3/NR/NR	1,599,010
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Coventry
1,000,000	3.750%, 05/15/28 Series 2013 B AGMC Insured	Aa3/AA/NR	1,000,850
1,000,000	4.000%, 05/15/33 AGMC Insured	Aa3/AA/NR	1,000,880
	Rhode Island Health and Educational Building Corp., Public School Financing Program, City of Cranston
1,170,000	4.000%, 05/15/30 Series 2015 B BAMI Insured	NR/AA/NR	1,200,982
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of East Providence
1,000,000	3.625%, 05/15/32 Series B	Aa3/NR/NR	1,000,660
2,000,000	4.000%, 05/15/37 Series 2021F	NR/AA/NR	2,083,940
2,000,000	4.000%, 05/15/38 Series 2021F	NR/AA/NR	2,073,160
	Rhode Island Health and Education Building Corp., Exeter-West Greenwich Regional School District
1,455,000	3.500%, 05/15/37 Series 2021 G	Aa3/NR/NR	1,422,481
1,500,000	4.000%, 05/15/41 Series 2021 G	Aa3/NR/NR	1,500,795

14  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Jamestown
$ 1,020,000	3.000%, 05/15/35 Series 2019 C	Aa1/NR/NR	$ 1,006,414
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Johnston
1,045,000	5.000%, 05/15/34 Series 2022F	NR/AA/NR	1,232,536
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Lincoln
3,245,000	5.000%, 05/15/33 Series 2020 B	Aa2/NR/AAA	3,756,834
1,000,000	4.000%, 05/15/35 Series 2020 B	Aa2/NR/AAA	1,055,440
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Little Compton
1,620,000	4.000%, 05/15/25 Series 2013 H	NR/AAA/NR	1,622,689
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Newport
2,000,000	4.000%, 05/15/36 Series 2022C	NR/AA+/NR	2,128,760
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Kingston
355,000	3.000%, 05/15/33 Series 2021 A	NR/AA+/NR	353,250
415,000	3.000%, 05/15/34 Series 2021 A	NR/AA+/NR	408,128
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence
750,000	5.000%, 05/15/31 Series 2017 G AGMC Insured	Aa3/AA/NR	813,450
500,000	5.000%, 05/15/32 Series 2019 A AGMC Insured	Aa3/AA/NR	569,470
500,000	5.000%, 05/15/33 Series 2019 A AGMC Insured	Aa3/AA/NR	568,315

15  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of North Providence (continued)
$ 500,000	5.000%, 05/15/34 Series 2019 A AGMC Insured	Aa3/AA/NR	$ 567,440
500,000	4.000%, 05/15/37 Series 2019 A AGMC Insured	Aa3/AA/NR	516,295
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Pawtucket
1,570,000	4.000%, 05/15/26 Series 2014 C	Aa3/NR/NR	1,594,209
1,000,000	4.250%, 05/15/29 Series 2017 E BAMI Insured	Aa3/AA/NR	1,060,400
1,045,000	4.000%, 05/15/31 Series 2018 B	Aa3/NR/NR	1,111,671
1,090,000	4.000%, 05/15/32 Series 2018 B	Aa3/NR/NR	1,156,250
1,000,000	4.000%, 05/15/35 Series 2022A	Aa3/NR/NR	1,062,430
1,000,000	4.000%, 05/15/36 Series 2022A	Aa3/NR/NR	1,043,280
1,000,000	4.000%, 05/15/38 Series 2022A	Aa3/NR/NR	1,023,910
500,000	4.000%, 05/15/42 Series 2022A	Aa3/NR/NR	498,870
2,350,000	3.000%, 05/15/39 Series 2019 B	Aa3/NR/NR	2,016,888
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Portsmouth
500,000	5.000%, 05/15/32 Series 2022E	NR/AAA/NR	609,855
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Providence
1,000,000	4.000%, 05/15/37 Series 2021D BAMI Insured	Aa3/AA/NR	1,041,970
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Scituate
1,285,000	4.500%, 05/15/33 Series 2018 A	NR/AA/NR	1,383,418

16  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Smithfield
$ 1,000,000	3.000%, 05/15/37 Series 2021H	NR/AA/NR	$ 904,110
1,000,000	3.000%, 05/15/38 Series 2021H	NR/AA/NR	878,680
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Tiverton
1,630,000	5.000%, 05/15/27 Series 2015 D	A1/NR/NR	1,708,305
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/36 Series 2022B	NR/AA/NR	1,056,110
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of Westerly
500,000	4.000%, 05/15/30 Series 2021E	NR/AA/NR	538,890
500,000	4.000%, 05/15/31 Series 2021E	NR/AA/NR	539,935
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue
445,000	5.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	501,706
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Tiverton, Foster-Glocester, Cranston, East Greenwich
3,000,000	4.000%, 05/15/28 Series A	Aa3/NR/NR	3,126,210
	Rhode Island Health and Education Building Corp., Public School Financing Program, Pooled Issue - Narragansett & Scituate
1,665,000	4.250%, 05/15/28 Series 2017 B	Aa2/NR/NR	1,772,526
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority
1,500,000	3.750%, 05/15/27 Series 2015 A AGMC Insured	Aa3/AA/NR	1,537,530

17  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public School (continued)
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Buildings Authority (continued)
$ 1,500,000	4.000%, 05/15/28 Series 2015 A AGMC Insured	Aa3/AA/NR	$ 1,543,380
2,000,000	4.000%, 05/15/30 Series 2015 B AGMC Insured	Aa3/AA/NR	2,052,960
	Rhode Island Health and Education Building Corp., Public School Financing Program, Providence Public Schools
2,000,000	4.500%, 05/15/24 Series 2013 A	Aa3/NR/NR	2,003,500
1,000,000	4.000%, 05/15/35 Series 2019 A AGMC Insured	Aa3/AA/NR	1,047,230
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Warwick
1,000,000	4.000%, 05/15/32 Series 2017 I	NR/AA/NR	1,047,950
500,000	4.000%, 05/15/35 Series 2019 D	NR/AA/NR	523,615
	Rhode Island Health and Education Building Corp., Public School Financing Program, City of Woonsocket
500,000	5.000%, 05/15/27 Series 2017 A AGMC Insured	Aa3/AA/NR	548,180
500,000	5.000%, 05/15/28 Series 2017 A AGMC Insured	Aa3/AA/NR	549,130
500,000	5.000%, 05/15/29 Series 2017 A AGMC Insured	Aa3/AA/NR	547,600
	Rhode Island Health and Education Building Corp., Public School Financing Program, Town of South Kingstown
780,000	3.500%, 05/15/34 Series 2020A	Aa1/NR/NR	807,378
	Total Public School		65,998,718

18 |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Secondary Education (1.2%)
	Rhode Island Health and Educational Building Corp., Educational Institution, St. George's School
$ 600,000	4.000%, 10/01/36 Series 2021	NR/AA-/NR	$ 622,884
600,000	4.000%, 10/01/37 Series 2021	NR/AA-/NR	615,990
1,265,000	4.000%, 10/01/38 Series 2021	NR/AA-/NR	1,292,400
	Total Secondary Education		2,531,274

	Transportation (7.9%)
	Rhode Island Commerce Corp., Airport
635,000	5.000%, 07/01/36 2016 Series D	Baa1/A/BBB+	662,407
1,015,000	5.000%, 07/01/37 2016 Series D	Baa1/A/BBB+	1,055,224
	Rhode Island Commerce Corp., First Lien Special Facility Refunding Bonds (Rhode Island Airport Corporation Intermodal Facility Project)
1,425,000	5.000%, 07/01/24 Series 2018	Baa1/BBB+/NR	1,464,814
1,500,000	5.000%, 07/01/30 Series 2018	Baa1/BBB+/NR	1,646,040
	Rhode Island Commerce Corp., Grant Anticipation Refunding Bonds (Rhode Island Department of Transportation)
1,850,000	4.000%, 06/15/24 Series 2016 A	A2/AA-/NR	1,876,159
1,000,000	5.000%, 06/15/31 Series 2016 B	A2/AA-/NR	1,066,270
	Rhode Island State Economic Development Corp., Airport
1,000,000	5.000%, 07/01/24 Series B	Baa1/A/BBB+	1,005,210
2,000,000	4.000%, 07/01/24 Series B	Baa1/A/BBB+	2,005,660
	Rhode Island State Turnpike & Bridge Authority, Motor Fuel Tax
1,240,000	4.000%, 10/01/27 Series 2016 A	NR/A+/A	1,288,596
1,500,000	4.000%, 10/01/34 Series 2016 A	NR/A+/A	1,536,360
1,000,000	4.000%, 10/01/36 Series 2016 A	NR/A+/A	1,012,590
425,000	5.000%, 10/01/40 Series 2016 A	NR/A+/A	444,236
300,000	4.000%, 10/01/33 Series 2019 A	NR/A+/A	315,594
300,000	4.000%, 10/01/34 Series 2019 A	NR/A+/A	314,424
495,000	4.000%, 10/01/35 Series 2019 A	NR/A+/A	515,335
	Total Transportation		16,208,919

19 |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (4.8%)
	Narragansett, Rhode Island Bay Commission Wastewater System
$ 3,145,000	4.000%, 02/01/28 Series A	NR/AA-/NR	$ 3,223,782
	Rhode Island Clean Water Protection Finance Agency Safe Drinking Water Revolving Fund
1,085,000	3.500%, 10/01/25	NR/AAA/AAA	1,100,212
	Rhode Island Infrastructure Bank Water, City of Pawtucket
1,730,000	5.000%, 10/01/28 Series 2015 NPFG Insured	Baa2/A+/NR	1,804,165
	Rhode Island Infrastructure Bank Water, Pollution Control
2,575,000	4.000%, 10/01/29 Series A	NR/AAA/AAA	2,658,559
500,000	4.000%, 10/01/32 Series A	NR/AAA/AAA	530,035
	Rhode Island Infrastructure Bank Water, Safe Drinking Water
500,000	3.000%, 10/01/31 Series A	NR/AAA/AAA	503,275
	Total Water and Sewer		9,820,028

	Other Revenue (1.1%)
	Providence, Rhode Island Public Building Authority (Capital Improvement Program Projects)
2,000,000	5.000%, 09/15/31 Series A AGMC Insured	A1/AA/NR	2,170,960
	Total Revenue Bonds		142,307,177

	Pre-Refunded Bonds (1.8%)††
	Pre-Refunded General Obligation Bonds (1.3%)
	Rhode Island State & Providence Plantations Consolidated Capital Development Loan
1,110,000	4.250%, 10/15/25 Series A	Aa2/AA/AA	1,119,935
1,500,000	5.000%, 11/01/34 Series B	Aa2/AA/AA	1,557,780
	Total Pre-Refunded General Obligation Bonds		2,677,715

20  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Pre-Refunded Revenue Bonds (0.5%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (0.5%)
	Rhode Island Health and Educational Building Corp., Higher Education Facility, Bryant University
$ 1,000,000	5.000%, 06/01/32 Series 2014	A2/NR/NR	$ 1,027,380
	Total Pre-Refunded Revenue Bonds		3,705,095
	Total Municipal Bonds (cost $208,683,818)		201,272,712

Shares	Short-Term Investment (1.2%)
2,377,363	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 4.69%* (cost $2,377,363)	Aaa-mf/AAAm/NR	2,377,363

	Total Investments (cost $211,061,181 - note 4)	98.9%	203,650,075
	Other assets less liabilities	1.1	2,341,429
	Net Assets	100.0%	$ 205,991,504

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody’s or AAA of S&P or Fitch	8.5%
Pre-refunded bonds\ETM bonds††	1.8
Aa of Moody's or AA of S&P or Fitch	75.1
A of Moody's or S&P or Fitch	10.1
Baa of Moody’s or BBB of S&P or Fitch	4.5
100.0%

21  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMI - Build America Mutual Insurance COP - Certificates of Participation NPFG - National Public Finance Guarantee NR - Not Rated

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

22  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2023

ASSETS
Investments at value (cost $211,061,181)	$203,650,075
Interest receivable	2,539,022
Receivable for investment securities sold	225,000
Receivable for Fund Shares sold	58,501
Other assets	28,076
Total assets	206,500,674

LIABILITIES
Payables:
Dividends	161,923
Fund shares redeemed	132,649
Management fees	73,951
Transfer and shareholder servicing fees	47,790
Other expenses	92,857
Total liabilities	509,170
NET ASSETS	$205,991,504

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$202,950
Additional paid-in capital	215,993,970
Total distributable earnings (losses)	(10,205,416)
$205,991,504
CLASS A
Net Assets	$99,728,616
Capital shares outstanding	9,824,294
Net asset value and redemption price per share	$10.15
Maximum offering price per share (100/97 of $10.15)	$10.46

CLASS C
Net Assets	$997,553
Capital shares outstanding	98,266
Net asset value and offering price per share	$10.15

CLASS F
Net Assets	$5,401,736
Capital shares outstanding	533,452
Net asset value, offering and redemption price per share	$10.13

CLASS I
Net Assets	$70,021
Capital shares outstanding	6,893
Net asset value, offering and redemption price per share	$10.16

CLASS Y
Net Assets	$99,793,578
Capital shares outstanding	9,832,134
Net asset value, offering and redemption price per share	$10.15

See accompanying notes to financial statements.

23  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2023

Investment Income
Interest income		$6,141,859

Expenses
Management fee (note 3)	$1,105,787
Distribution and service fee (note 3)	171,474
Transfer and shareholder servicing agent fees	142,183
Legal fees	89,102
Trustees’ fees and expenses (note 7)	72,895
Fund accounting fees	61,066
Registration fees and dues	40,154
Auditing and tax fees	24,200
Shareholders’ reports	18,449
Insurance	12,181
Custodian fees	10,733
Compliance services (note 3)	9,827
Credit facility fees (note 10)	6,210
Miscellaneous	24,057
Total expenses	1,788,318

Management fee waived (note 3)	(165,867)
Net expenses		1,622,451
Net investment income		4,519,408

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(2,114,164)
Change in unrealized appreciation (depreciation) on investments	(3,496,724)

Net realized and unrealized gain (loss) on investments		(5,610,888)
Net change in net assets resulting from operations		$(1,091,480)

See accompanying notes to financial statements.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income	$4,519,408	$5,004,659
Net realized gain (loss) from securities transactions	(2,114,164)	308,280
Change in unrealized appreciation (depreciation) on investments	(3,496,724)	(16,421,738)
Change in net assets resulting from operations	(1,091,480)	(11,108,799)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,102,435)	(2,295,832)

Class C Shares	(15,432)	(25,202)

Class F Shares	(110,116)	(65,977)

Class I Shares	(4,572)	(5,562)

Class Y Shares	(2,343,792)	(2,612,075)
Change in net assets from distributions	(4,576,347)	(5,004,648)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	28,565,369	38,048,274
Reinvested dividends and distributions	2,491,490	2,685,054
Cost of shares redeemed	(68,738,739)	(32,139,187)
Change in net assets from capital share transactions	(37,681,880)	8,594,141

Change in net assets	(43,349,707)	(7,519,306)

NET ASSETS:
Beginning of period	249,341,211	256,860,517
End of period	$205,991,504	$249,341,211

See accompanying notes to financial statements.

25  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS MARCH 31, 2023

1. Organization

Aquila Narragansett Tax-Free Income Fund (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Narragansett Tax-Free Income Fund. Narragansett Tax-Free Income Fund transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Narragansett Tax-Free Income Fund on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Narragansett Tax-Free Income Fund received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 service is not readily available, the security is valued using other fair value methods. Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in good faith by each Fund’s Board of Trustees. Rule 2a-5 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Aquila Municipal Trust Board has designated Aquila Investment Management LLC as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. Aquila Investment Management LLC as Valuation Designee, selects an appropriate methodology or methodologies for determining and calculating the fair value of Fund investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2023:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$2,377,363
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	201,272,712
Level 3 – Significant Unobservable Inputs	—
Total	$203,650,075
* See schedule of investments for a detailed listing of securities.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2020 – 2022) or expected to be taken in the Fund’s 2023 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2023, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

Clarfeld Financial Advisors, LLC, a wholly-owned subsidiary of Citizens Bank, N.A. (the “Sub-Adviser”), serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For the year ended March 31, 2023 for its services, the Sub-Adviser was entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund’s net assets. The Sub-Advisor has contractually agreed to waive its fee through September 30, 2023 such that its annual rate shall be equivalent to 0.175% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2023. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2023, the Fund incurred management fees of $1,105,787 of which $165,867 was waived, which included supplemental fee waivers of $121,637 above and beyond the contractual expense cap. These waivers are not reimbursable.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (“the Distributor”), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2023, distribution fees on Class A Shares amounted to $157,614, of which the Distributor retained $11,029.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $10,210. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $3,403. The total of these payments with respect to Class C Shares amounted to $13,613, of which the Distributor retained $3,844.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.10%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.25%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended March 31, 2023, these payments were made at the average annual rate of 0.35% of such net assets amounting to $863 of which $247 related to the Plan and $616 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 the facilities of these financial intermediaries having offices within Rhode Island, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2023, total commissions on sales of Class A Shares amounted to $23,944, of which the Distributor received $8,720.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2023, purchases of securities and proceeds from the sales of securities aggregated $5,609,813 and $39,116,005, respectively.

At March 31, 2023, the aggregate tax cost for all securities was $211,061,181. At March 31, 2023, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $891,233 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $8,302,339 for a net unrealized depreciation of $7,411,106.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers’ ability to meet their obligations.

The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At March 31, 2023, the Fund had all of its long-term portfolio holdings invested in the securities of Rhode Island issuers.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	615,527	$6,158,698	1,048,369	$11,565,836
Reinvested dividends and distributions	150,173	1,504,226	154,577	1,689,451
Cost of shares redeemed	(2,218,593)	(22,245,456)	(1,306,729)	(14,281,994)
Net change	(1,452,893)	(14,582,532)	(103,783)	(1,026,707)

Class C Shares:
Proceeds from shares sold	11,661	116,861	18,043	199,732
Reinvested dividends and distributions	1,174	11,773	1,633	17,857
Cost of shares redeemed	(107,277)	(1,071,896)	(95,456)	(1,045,867)
Net change	(94,442)	(943,262)	(75,780)	(828,278)

Class F Shares:
Proceeds from shares sold	311,373	3,107,313	302,732	3,309,773
Reinvested dividends and distributions	11,017	110,113	6,072	65,977
Cost of shares redeemed	(193,072)	(1,936,689)	(97,357)	(1,055,187)
Net change	129,318	1,280,737	211,447	2,320,563

Class I Shares:
Proceeds from shares sold	1	13	4,733	51,977
Reinvested dividends and distributions	411	4,111	461	5,038
Cost of shares redeemed	(24,111)	(241,788)	(4,947)	(54,223)
Net change	(23,699)	(237,664)	247	2,792

Class Y Shares:
Proceeds from shares sold	1,900,590	19,182,484	2,084,899	22,920,956
Reinvested dividends and distributions	86,014	861,267	83,039	906,731
Cost of shares redeemed	(4,319,419)	(43,242,910)	(1,443,311)	(15,701,916)
Net change	(2,332,815)	(23,199,159)	724,627	8,125,771
Total transactions in Fund shares	(3,774,531)	$(37,681,880)	756,758	$8,594,141

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

7. Trustees’ Fees and Expenses

At March 31, 2023, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2023 was $70,198. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2023, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,697.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act.

At March 31, 2023, the Fund had capital loss carry forwards of $1,463,750 where the $996,256 retains its character of short-term and $467,494 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. As of March 31, 2023, the Fund had post-October losses of $1,330,771, which is deferred until fiscal 2023 for tax purposes.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

The tax character of distributions was as follows:

	Year Ended March 31, 2023	Year Ended March 31, 2022
Net tax-exempt income	$4,506,171	$5,004,124
Ordinary Income	70,176	524
	$4,576,347	$5,004,648

As of March 31, 2023, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	162,134
Accumulated net realized loss on investments	(1,463,750)
Post October losses	(1,330,771)
Unrealized depreciation	(7,411,106)
Other temporary differences	(161,923)
$(10,205,416)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate plus 1%).

There were no borrowings under the credit agreement during the year ended March 31, 2023.

11. Risks

Mutual fund investing involves risk and loss of principal is possible. The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

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AQUILA NARRAGANSETT TAX-FREE INCOME FUND NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

36  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.36	$11.02	$10.91	$10.74	$10.57
Income (loss) from investment operations:
Net investment income(1)	0.20	0.20	0.23	0.25	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.21)	(0.66)	0.11	0.17	0.17
Total from investment operations	(0.01)	(0.46)	0.34	0.42	0.43
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.20)	(0.23)	(0.25)	(0.26)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.20)	(0.20)	(0.23)	(0.25)	(0.26)
Net asset value, end of period	$10.15	$10.36	$11.02	$10.91	$10.74
Total return (not reflecting sales charge)	(0.05)%	(4.26)%	3.09%	3.89%	4.18%
Ratios/supplemental data
Net assets, end of period (in millions)	$100	$117	$125	$120	$115
Ratio of expenses to average net assets	0.81%	0.76%	0.78%	0.79%	0.79%
Ratio of net investment income to average net assets	1.97%	1.82%	2.04%	2.25%	2.51%
Portfolio turnover rate	3%	12%	7%	6%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.88%	0.84%	0.86%	0.87%	0.86%
Ratio of net investment income to average net assets	1.90%	1.75%	1.96%	2.17%	2.43%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.36	$11.02	$10.91	$10.74	$10.57
Income (loss) from investment operations:
Net investment income(1)	0.11	0.11	0.13	0.15	0.17
Net gain (loss) on securities (both realized and unrealized)	(0.21)	(0.66)	0.11	0.17	0.17
Total from investment operations	(0.10)	(0.55)	0.24	0.32	0.34
Less distributions (note 9):
Dividends from net investment income	(0.11)	(0.11)	(0.13)	(0.15)	(0.17)
Distributions from capital gains	—	—	––	—	—
Total distributions	(0.11)	(0.11)	(0.13)	(0.15)	(0.17)
Net asset value, end of period	$10.15	$10.36	$11.02	$10.91	$10.74
Total return (not reflecting sales charge)	(0.90)%	(5.07)%	2.21%	3.01%	3.30%
Ratios/supplemental data
Net assets, end of period (in millions)	$1	$2	$3	$5	$7
Ratio of expenses to average net assets	1.65%	1.61%	1.64%	1.65%	1.63%
Ratio of net investment income to average net assets	1.11%	0.97%	1.20%	1.41%	1.66%
Portfolio turnover rate	3%	12%	7%	6%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.73%	1.69%	1.71%	1.73%	1.71%
Ratio of net investment income to average net assets	1.04%	0.90%	1.13%	1.33%	1.58%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
					For the
					Period
					November 30,
					2018*
					through
	Year Ended March 31,				March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.34	$11.00	$10.89	$10.72	$10.48
Income (loss) from investment operations:
Net investment income(1)	0.22	0.22	0.24	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.21)	(0.66)	0.11	0.17	0.24
Total from investment operations	0.01	(0.44)	0.35	0.43	0.33
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.22)	(0.24)	(0.26)	(0.09)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.22)	(0.22)	(0.24)	(0.26)	(0.09)
Net asset value, end of period	$10.13	$10.34	$11.00	$10.89	$10.72
Total return	0.14%	(4.10)%	3.27%	4.08%	3.18%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$5	$4	$2	$1.5	$0.6
Ratio of expenses to average net assets	0.62%	0.58%	0.60%	0.61%	0.63%(3)
Ratio of net investment income to average net assets	2.16%	1.99%	2.21%	2.41%	2.58%(3)
Portfolio turnover rate	3%	12%	7%	6%	9%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.70%	0.66%	0.68%	0.69%	0.71%(3)
Ratio of net investment income to average net assets	2.09%	1.92%	2.13%	2.33%	2.50%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

39  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.37	$11.03	$10.91	$10.74	$10.56
Income (loss) from investment operations:
Net investment income(1)	0.18	0.18	0.21	0.23	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.20)	(0.66)	0.12	0.17	0.18
Total from investment operations	(0.02)	(0.48)	0.33	0.40	0.44
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.18)	(0.21)	(0.23)	(0.26)
Distributions from capital gains	—	—	––	—	—
Total distributions	(0.19)	(0.18)	(0.21)	(0.23)	(0.26)
Net asset value, end of period	$10.16	$10.37	$11.03	$10.91	$10.74
Total return	(0.18)%	(4.39)%	3.03%	3.74%	4.24%
Ratios/supplemental data
Net assets, end of period (in millions)	$0.1	$0.3	$0.3	$0.2	$0.2
Ratio of expenses to average net assets	0.94%	0.91%	0.93%	0.94%	0.83%
Ratio of net investment income to average net assets	1.82%	1.67%	1.89%	2.10%	2.47%
Portfolio turnover rate	3%	12%	7%	6%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	1.01%	0.99%	1.00%	1.02%	0.91%
Ratio of net investment income to average net assets	1.75%	1.60%	1.81%	2.02%	2.39%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

40  |  Aquila Narragansett Tax-Free Income Fund

AQUILA NARRAGANSETT TAX-FREE INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.36	$11.02	$10.91	$10.74	$10.57
Income (loss) from investment operations:
Net investment income(1)	0.21	0.22	0.24	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.20)	(0.66)	0.11	0.17	0.17
Total from investment operations	0.01	(0.44)	0.35	0.43	0.45
Less distributions (note 9):
Dividends from net investment income	(0.22)	(0.22)	(0.24)	(0.26)	(0.28)
Distributions from capital gains	—	—	––	—	—
Total distributions	(0.22)	(0.22)	(0.24)	(0.26)	(0.28)
Net asset value, end of period	$10.15	$10.36	$11.02	$10.91	$10.74
Total return	0.10%	(4.11)%	3.24%	4.05%	4.34%
Ratios/supplemental data
Net assets, end of period (in millions)	$100	$126	$126	$117	$105
Ratio of expenses to average net assets	0.66%	0.61%	0.63%	0.64%	0.64%
Ratio of net investment income to average net assets	2.12%	1.97%	2.19%	2.40%	2.66%
Portfolio turnover rate	3%	12%	7%	6%	9%

Expense and net investment income ratios without the effect of the contractual fee waiver expense cap and/or contractual fee waiver, as well as additional voluntary fee waivers were (note 3):

Ratio of expenses to average net assets	0.73%	0.69%	0.71%	0.72%	0.72%
Ratio of net investment income to average net assets	2.05%	1.90%	2.11%	2.32%	2.58%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

41  |  Aquila Narragansett Tax-Free Income Fund

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

42  |  Aquila Narragansett Tax-Free Income Fund

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(4)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	9

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Patricia L. Moss Bend, OR (1953)	Chair of the Board of Aquila Municipal Trust effective January 1, 2023; Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

43  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Thomas A. Christopher(6) Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009; Chair of the Board of Aquila Municipal Trust 2017 – December 31, 2022	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., July 2017-August 2022, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served seven Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

44  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Heather R. Overby Prospect, KY (1971)	Aquila Municipal Trust: Trustee since September 2022	Vice President, Finance & Accounting/Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), June 2018 – Present; Chairman, Kentucky School Facilities Construction Commission (state commission), December 2018 – Present; Interim Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), February 2017 – May 2018; Chief Financial Officer, Kentucky Municipal Power Agency, (wholesale electricity sale – governmental), November 2009 – May 2018.	6	None

45  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.
(6)	Mr. Christopher retired as a Trustee effective March 31, 2023.

46  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Peoria, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC (since 2019); Financial Advisor, Prudential Advisors, 2017 – 2019

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017), Aquila Tax-Free Fund of Colorado (since 2023) and and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011) and Aquila Tax-Free Fund of Colorado (since 2023); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Vasilios Gerasopoulos Lakewood, CO (1973)	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado since March 2023	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado and Credit Analyst of Aquila Tax-Free Trust of Oregon since March 2023; Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2015 to 2023; Senior Financial Analyst, Bond and Debt, for Jefferson County, Colorado from December 2012 to 2015.

47  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Timothy Iltz Happy Valley, OR (1975)	Vice President of Aquila Municipal Trust since March 2023; Portfolio Manager of Aquila Tax-Free Fund of Colorado (since December 2022) and Aquila Tax-Free Trust of Oregon (since 2018)	Vice President of Aquila Municipal Trust since March 2023, Portfolio Manager of Aquila Tax-Free Fund of Colorado since December 2022, and Aquila Tax-Free Trust of Oregon since 2018; Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2011 to 2018. Vice President and Portfolio Manager at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2018 to 2023.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2018), Aquila Tax-Free Trust of Oregon (since 2023) and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah (since 2018) and Aquila Tax-Free Trust of Oregon (since 2023); Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

48  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017 and Aquila Tax-Free Trust of Oregon (since 2023)	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009) and Aquila Tax-Free Trust of Oregon (since 2023); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah and Aquila Tax-Free Fund of Colorado), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

49  |  Aquila Narragansett Tax-Free Income Fund

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

50  |  Aquila Narragansett Tax-Free Income Fund

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/22	Ending(1) Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Ending Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Net Annualized Expense Ratio
A	$1,000	$1,059.40	$4.21	$1,020.84	$4.13	0.82%
C	$1,000	$1,054.90	$8.56	$1,016.60	$8.40	1.67%
F	$1,000	$1,060.50	$3.24	$1,021.79	$3.18	0.63%
I	$1,000	$1,058.60	$4.88	$1,020.19	$4.78	0.95%
Y	$1,000	$1,060.20	$3.44	$1,021.59	$3.38	0.67%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

51  |  Aquila Narragansett Tax-Free Income Fund

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2023, $4,576,347 of dividends paid by Aquila Narragansett Tax-Free Income Fund, constituting 98.4% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2024, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2023 calendar year.

52  |  Aquila Narragansett Tax-Free Income Fund

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Investment Sub-Adviser

CLARFELD FINANCIAL ADVISORS, LLC

One Citizens Plaza

Providence, Rhode Island 02903

Board of Trustees

Patricia L. Moss, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Thomas A. Christopher

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Stephen J. Caridi, Senior Vice President

Paul G. O’Brien, Senior Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

118 Flanders Road

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-RIAR-0523

Annual Report March 31, 2023

Aquila Tax-Free Fund of Colorado Navigating Changing Market Conditions Serving Colorado investors since 1987

May, 2023

Dear Fellow Shareholder:

The financial markets have a way of reminding us that it isn’t always smooth sailing. As history has demonstrated, investments can be influenced to varying degrees by changing market conditions. That’s why charting a course for your financial future, and being prepared for inevitable twists and turns, may be important to help one navigate times of volatility and uncertainty. And while the municipal bond market has shown some signs of improvement following a particularly challenging period in 2022, some investors remain leery, wondering what lies ahead. What is the future direction of interest rates? Will inflation continue, or might the economy be headed for a recession? These and other market drivers remain to be seen, which is why we believe it’s important to maintain perspective, as well as a long-term focus.

What’s Driving Fixed Income Markets

The Federal Reserve (the “Fed”) remains front and center when to comes to factors that influence fixed income markets, including the municipal bonds in which your Fund invests. The Fed has continued with a “tight” monetary policy in its quest to manage the U.S. economy. The primary tool employed by the Fed has been to increase interest rates, specifically the Federal Funds rate (the rate that banks charge one another to borrow or lend excess reserves overnight). To date, the Federal Reserve has implemented 10 rate hikes since March of 2022, bringing the Fed Funds rate to a 16-year high, and representing the first time that the Fed’s target rate has been above 5% since 2007. This has had a significant impact on fixed income securities, including municipal bonds, and continues to work its way through the economy.

As a result, interest rates rose fairly dramatically over the past year. And as interest rates rise (along with the resulting yields on fixed income securities), prices of bonds generally fall commensurately. When rising rates and declining prices occur at a relatively rapid pace, this normally creates a shift in market dynamics, and in the overall tenor among investors.

The Federal Reserve has also engaged in efforts to reduce its balance sheet, as it attempts to combat inflation, while also trying to avoid the possibility of an economic recession. The state of the U.S. economy continues to be another key driver of fixed income markets. Although certain economic indicators suggest a resilient economy, the future direction of the economy remains a question mark. As the Fed attempts to perform

NOT A PART OF THE ANNUAL REPORT

a delicate balancing act, market participants are left wondering if the Fed can successfully achieve a so-called “soft landing,” or if the economy may slip into a recession.

Additional factors also contribute to market movements. One such example is recent turmoil in the banking industry which resulted in several high-profile bank failures and subsequent takeovers beginning in March. While the bank failures triggered some concern and uncertainty, they did not necessarily appear to have changed the Fed’s outlook on the economy. With continued elevated inflation data, the Fed went ahead with yet another rate increase on May 3, 2023. Comments by Fed Chair Jerome Powell at a subsequent news conference did, however, indicate to many market observers that the Fed may push pause on further rate hikes. The markets, of course, will be paying close attention as we approach the Fed’s June meeting date, and beyond.

The Effect on Municipal Bonds

The municipal bond market is currently being supported by strong credit fundamentals. Generally speaking, municipalities around the country have recorded high levels of tax receipts and added liquidity. Credit conditions appear to be solid even in the face of interest rate volatility. Moreover, credit rating upgrades continued to significantly outpace downgrades through year-end 2022, based on data from Standard & Poor’s.

Bond issuance has remained relatively low on a year-over-year basis. The combination of robust tax receipts and federal aid programs have left many municipalities with excess budgets. Additionally, bond issuers remain wary given interest rate changes and overall volatility swings. Issuance is generally expected to pick up as the year progresses, although many believe it is likely to remain rather muted.

Maintain a Long-Term Focus

At Aquila Group of Funds, we remain optimistic in the long term for the municipal bond market. Municipal bonds are vital to financing the infrastructure of our local communities and states. Moreover, they may play an important role for investors’ asset allocation. We, therefore, believe it’s important to keep in mind the key benefits that municipal bond funds offer, particularly during periods of market change and uncertainty.

Your Fund has been specifically designed bearing in mind the fact that most people are more sensitive to potential investment losses than they are eager for outsized gains. Important characteristics of your Fund therefore include:

•	High-quality municipal bonds – Invests in investment-grade bonds; those in the four highest rating categories, or determined to be of comparable credit quality
•	Intermediate bond portfolio – Seeks to minimize share price volatility or interest rate risk
•	Broad portfolio diversification – Supports a wide range of projects in communities of all sizes throughout your state, not only reducing risk but also improving the quality of life throughout the state
•	Local portfolio management – Provides an up-close perspective and valuable insights on the issuers and economy in the state

NOT A PART OF THE ANNUAL REPORT

Rest assured that your dedicated team of investment professionals continually draws upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Our goal is to achieve your Fund’s investment objective of delivering the highest level of income exempt from regular federal and state income taxes, as is consistent with preservation of capital.

As always, we encourage you to consult with a trusted financial professional who can help ensure that your investment portfolio remains aligned with your individual needs to meet your long-term financial goals. It’s prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk.

Thank you for your investment and continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion Serving Colorado investors since 1987

Introduction

During the annual reporting period of April 1, 2022 through March 31, 2023, the Federal Reserve (the “Fed”) continued the path it began in March 2022 to tighten monetary policy. The Fed rapidly raised interest rates from 50 basis points (“b.p.”, one basis point equals 0.01%) beginning March 16, 2022 to the target range of 4.75% – 5.00%, as of your Fund’s March 31, 2023 fiscal year end. (On May 3rd, following your Fund’s year end, the Fed raised rates an additional 25 b.p. and Fed Chair Jerome Powell’s comments at a news conference were generally interpreted by market observers to indicate that the Fed may push pause on further increases.) This increase in interest rates created volatility in the fixed income markets. An example of this volatility is illustrated by the Thomson Reuters Municipal Market Data (“MMD”) AAA 10-year maturity yield which was 2.18% on April 1, 2022, reached its highest yield on October 27, 2022 of 3.41%, before settling in at a yield of 2.27% on March 31, 2023.

The Aquila Group of Funds (“AGOF”) single state municipal bond funds have consistently believed that a high quality, intermediate fund strategy helps to mitigate interest rate volatility. The AGOF single state funds generally performed well versus longer, lower rated national funds during the fiscal year ended March 31, 2023. It appears the high quality intermediate sector was one of the best performing municipal sectors during this time.

Throughout 2023 we believe there will be interest in how the Fed will respond to the economic conditions facing the United States. The “soft landing” versus a recession continues to be debated among economists. As this debate continues, Congress is currently busy trying to solve the debt ceiling issue with the Administration. Any fiscal stimulus that could increase inflation will be a major point of contention between the legislative and executive branches of government. As a result of this uncertainty, there may be market opportunities that the Aquila Group of Funds can implement to mitigate interest rate volatility.

U.S. Economy

Inflation, and how the Federal Reserve responds, remain the key macroeconomic topics. The era of low interest rates has come to an end, as the Fed continues to raise rates in its fight against inflation. As of the year ended March 31, 2023, the Fed had hiked rates nine straight times since it met on March 16, 2022, including March 22, 2023. (And, a 10th increase was implemented on May 3, 2023.) Although yields have risen from their lows, rates remain well below current inflation levels, as inflation over the past year has been running at its fastest pace in decades. U.S. Treasury yields rose and began to invert

1  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

in April, 2022 and the Treasury yield curve continues to maintain its distinctly inverted shape. The impact on rates of the Fed’s battle has been astonishing with 2-year Treasury yields increasing 428 b.p. from, March 31, 2022 to 5.06% as of March 8, 2023 and the 30-year U.S. Treasury rose 200 b.p. to 4.02%, as of the beginning of March 2023.

Rising interest rates have also significantly impacted bank portfolios. Deposits in the U.S. banking system rapidly increased by $5.2 trillion from 2019 to the end of 2021, following the onset of the COVID-19 pandemic. However, loan volumes did not keep pace with deposits due to the uncertainty created by the pandemic. As a result, banks added to their securities portfolios and loans as their share of total asset base decreased until 2022. Prior to the sharp increase in interest rates last year, banks were holding elevated levels of long-dated fixed income securities purchased with lower yields, which incurred substantial mark-to-market losses as rates increased. Toward the end of February 2023, Federal Deposit Insurance Corporation (FDIC) Chair, Martin Gruenberg, made cautionary statements regarding the impact higher rates could have on the banking sector and on bank unrealized losses. Two weeks later, Silicon Valley Bank (“SVB”), which was the 16th largest commercial bank in the U.S., collapsed following a run on deposits. The failure of SVB and two other banks prompted the Fed to create an emergency lending facility. Moody’s Investor Service has since lowered its outlook on the U.S. banking system to “Negative” from “Stable”, citing the “rapidly deteriorating operating environment.”

The Fed’s outlook continues to favor additional interest rate hikes as it seeks to contain current inflation levels and the recent banking crisis. Two main takeaways from recent inflation data are that inflation remains both too high relative to the Fed’s 2% target and the rate of inflation has shown signs of decelerating. This slowing began in October 2022, with the release of Consumer Price Index (“CPI”) data. More recently, CPI data released in March 2023 reported the all items CPI increased 5.0% year-to-date, the smallest 12-month gain since May 2021. However, the largest contributor to the increase was the cost of shelter, which remains a concern. Although supply chains have shown signs of recovery, the war in Ukraine continues to pressure commodities and energy prices. Furthermore, recently announced production cuts by the oil cartel OPEC (Organization of the Petroleum Exporting Countries) and its allies have placed upward pressure on the energy components of CPI.

Municipal Market

The past year through the period ending March 31, 2023, was an exceptionally challenging year for municipal bonds, with the Bloomberg Municipal Bond Index*, a broad measure of the overall municipal bond market, performance declining 8.53%, reporting its worst annual performance since 1980. The 10-Year Bloomberg AAA municipal yield more than doubled during the reporting period, from 1.05% on March 31, 2022 to 2.62% on December 31, 2022, to finish up the 12-month period at 2.26% on March 31, 2023. The Bloomberg Municipal Bond Index returns turned positive in the fourth quarter of 2022 and ended-up delivering a 2.20% return in March 2023, the strongest March performance since 2008. As of March 31, 2023, the overall municipal bond market had actually recovered to produce a positive total return for the trailing twelve-month period with the Bloomberg Municipal Bond Index eking out a positive 0.26% total return from March 31, 2022 to March 31, 2023.

2  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

One of the most significant developments in the municipal bond market over the past year has been the decline in new issuance. Over the first quarter of 2023, new issuance declined a dramatic 23.8% after falling 21.3% for calendar-year 2022. This lack of new issue supply has made sourcing bonds more challenging. The decline in new issuance is primarily due to the substantial increase in interest rates and the accelerated pace of rate hikes over this past year. This lower new issue environment has resulted in a positive credit trend for municipals, given many local governments are sitting on significant amounts of federal pandemic relief cash and running budget surpluses. In addition, taxable municipal yields have risen in parallel with U.S. Treasury yields, which has rendered many taxable municipal refunding bonds uneconomical. As a result, national taxable municipal issuance was approximately 59% of last year’s issuance over the same period ending March 31, 2023.

However, declining new issue volume trends have been largely offset by a surge in secondary market trading. In 2022, the overall number of trades rose by 66% from 2021 and 17% higher than the previous high reached in 2008, during the Credit Crisis. The total par value of fixed rate municipal securities traded in 2022 totaled $2.5 trillion, over 7x the amount of new issue volume during the year. This was 40% above the $1.6 trillion in total par value traded in 2021. This secondary market environment can be advantageous to the active portfolio efforts that professional municipal bond mutual fund managers seek to exploit on behalf of their shareholders.

With low new issuance and elevated secondary market trading activity, it is not surprising that demand for municipal bonds remains high. The demand for municipal bonds can be seen in the ratio of municipal yields versus U.S. Treasury yields. As of March 31, 2023, the 5-year maturity range of ‘AAA’ rated municipals was yielding 61% of U.S. Treasuries, which compares to 81% as of March 31, 2022. For the 10-year maturity range, municipals were yielding 65% of U.S. Treasuries as of March 31, 2023, compared to 94% as of March 31, 2022. While these ratios can be primarily attributed to high demand in a low issuance market, they are also an indication of the value of the tax-exemption offered by municipal bonds and the credit quality of the municipal asset class in the wake of the banking crisis and current recession concerns.

Credit quality in the municipal sector remains high, although there are specific pockets of concern. The uncertainty experienced in the banking sector last month reinforced the concept that investors view municipal bonds, particularly investment grade state and local government issuers, as high-quality investments. This strong perception of credit quality can largely be attributed to the unprecedented level of federal stimulus programs related to the pandemic and local government budgeting practices, which tend to be risk averse. However, there are certain sectors, such as assisted living and student housing, where investors are typically more cautious when investing.

3  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Colorado State Economy

Colorado’s economy continues to expand with a strong labor market and continued consumer spending, despite rising prices. The State’s General Fund ended 2022 with a reserve of $3.2 billion, up $1.6 billion versus 2021, 13.4% above the statutory required reserve level. The General Fund is currently forecast to end 2023 with a 16.6% reserve, $213.3 million above the statutory required 15.0% reserve. Retail sales increased 11.8% in 2022, growing to $299.9 billon. Colorado’s fastest growing sectors in 2022 were Accommodations, increased by 26.2%, and the Arts, Entertainment and Recreation sector, which grew 23.0%, even in the face of rising prices.

According to the Colorado Legislative Council’s (“CLC”) March 2023 economic forecast, the State’s revenue is currently expected to decrease by $532.2 million in the June 30, 2023 fiscal year-end due to the passage of Proposition 121. This legislation was passed at the November 2022 election to reduce Colorado’s income tax rate from 4.6% to 4.40%. The State’s 2022 General Fund revenues finished the year at $17.7 billion, up 23.7% from fiscal year 2021. General Fund revenues are forecast to drop 3.0% in fiscal year 2023 and increase 3.3% in fiscal year 2024, to finish at $17.7 billion. Consumer spending increased 2.8% in 2022 and shifted to services from goods, as spending patterns returned to pre-pandemic balance levels between goods and services. The Colorado labor market remains strong, with average hourly earnings above pre-pandemic levels. Although certain sectors struggle to find workers, job openings remain elevated with two job openings per unemployed person. The U.S. Bureau of Labor Statistics reported the State’s unemployment rate was 2.9% in February 2023, the tenth straight month below 3.0%. Furthermore, Colorado’s labor force participation rate improved to 68.1% in January 2023, the third highest level in the Nation.

Fund Performance

Aquila Tax-Free Fund of Colorado Performance:
March 31, 2023
1-Year Total Return
Class A Share (without sales charge)	0.65%
Class Y Share	0.82%
Bloomberg Municipal Bond Quality Intermediate Index	2.04%

Aquila Tax-Free Fund of Colorado Portfolio Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	6.93 yrs.	6.52 yrs.
Option Adj. (Effective) Duration	4.49 yrs.	3.96 yrs.
Modified Duration	4.26 yrs.	3.80 yrs.

4  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

Bloomberg Municipal Bond Quality Intermediate Index Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	6.34 yrs.	6.46 yrs.
Effective Duration	4.12 yrs.	4.00 yrs.
Modified Duration	3.86 yrs.	3.80 yrs.

Aquila Tax-Free Fund of Colorado (the “Fund”) was defensively positioned to withstand the rising interest rate market experienced over this past year. Accordingly, the total return for the Fund’s A Share Class (without sales charge) was 0.65% for the fiscal-year ended March 31, 2023 compared to 2.04% for the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”). It should be noted that the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

The Fund’s shorter duration, higher credit quality, overweight exposure to pre-refunded securities, and underweight positions in the healthcare, industrial development, and transportation sectors were all factors that contributed to favorable performance versus the Index. However, our overweight position in longer intermediate maturities, K-12 school districts and “AA” rated bonds contributed to overall underperformance versus the Index.

Outlook and Strategy

Aquila Tax-Free Fund of Colorado continues to implement the longstanding tenets of the Aquila Group of Funds, namely, local management, high credit quality and intermediate maturity focus. With a relatively flat yield curve over the first ten years and dynamic market conditions, we remain cautious in our selection of municipal bonds. We believe our portfolio positioning of shorter duration, higher credit quality and higher average coupons, has been relatively advantageous during current market conditions with volatile daily market changes. While recent comments of Fed Chair Powell have been interpreted by many market observers to indicate that the Fed may push pause on further increases, we continue to resist the temptation to meaningfully extend duration. We have been taking advantage of the higher interest rate environment by selling lower book yield securities and replacing them with higher yielding securities, where the yield curve steepens in the 10 to 15-year maturity range.

Credit research remains a cornerstone of our strategy, with vigilant monitoring of both issuers and sectors. Under our overall defensive portfolio strategy, the Fund’s portfolio as of March 31st was comprised of approximately 91% AA or higher credit quality. Although we have observed wider spreads for certain credits, we view credit risk of lower rated securities as not being sufficiently rewarded, particularly for longer maturities. Furthermore, we have sought to expand our effort to evaluate currently under-represented sectors and bonds with attractive structures or relative spreads. These under-represented sectors may present an opportunity to increase exposure to holdings with yields commensurate to, or exceeding, what we believe to be potential market volatility. These opportunities may present an opportunity to capture incremental yield while diversifying risk.

5  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

We believe our current fund maturity and duration exposure leaves us in a desirable position to respond to any favorable shifts that may occur in the yield curve and credit spreads as monetary policy continues to unfold. The volatility the municipal market has experienced in the past quarter may likely continue if the Federal Reserve continues with their strategy of increasing interest rates, along with inflation at recent elevated levels. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have enabled the Fund to limit erosion in the monthly distributions, while maintaining a conservative intermediate maturity position.

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

6  |  Aquila Tax-Free Fund of Colorado

MANAGEMENT DISCUSSION (continued)

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

7  |  Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund of Colorado (the “Fund”) for the 10-year period ended March 31, 2023 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index** (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2023
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 5/21/87
With Maximum Sales Charge	(2.38)%	0.20%	1.04%	4.25%
Without Sales Charge	0.65	1.02	1.46	4.37
Class C since 4/30/96
With CDSC*	(1.29)	0.07	0.50	2.44
Without CDSC	(0.30)	0.07	0.50	2.44
Class Y since 4/30/96
No Sales Charge	0.82	1.08	1.51	3.55
Bloomberg Intermediate Index	2.04	1.96	1.93	4.77	(Class A)
				3.94	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

8  |  Aquila Tax-Free Fund of Colorado

PERFORMANCE REPORT (continued)

**	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

9  |  Aquila Tax-Free Fund of Colorado

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Fund of Colorado:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund of Colorado (the “Fund”), including the schedule of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2023

10  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS MARCH 31, 2023

Principal Amount	General Obligation Bonds (44.7%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (3.4%)
	Crested Butte, Colorado Fire Protection District
$ 1,040,000	4.000%, 12/01/36 Series 2022	A1/NR/NR	$ 1,077,554
	Denver, Colorado City & County Elevate
2,000,000	5.000%, 08/01/33 Series 2022A	Aaa/AAA/AAA	2,438,980
	Englewood, Colorado
1,000,000	5.000%, 12/01/30	NR/AA+/NR	1,108,360
	Wheat Ridge, Colorado Urban Renewal Authority Tax Increment
1,270,000	5.000%, 12/01/31	NR/AA-/NR	1,496,276
	Total City & County		6,121,170

	Lease (0.6%)
	Colorado State Rural COP
1,000,000	4.000%, 12/15/35 Series 2020A	Aa2/AA-/NR	1,043,680

	Metropolitan District (3.6%)
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior
2,600,000	5.000%, 12/01/25 Series A-1	NR/NR/AA-	2,603,198
	Denver, Colorado Urban Renewal Authority, Tax Increment Revenue, Stapleton Senior
1,000,000	5.000%, 12/01/25 Series B-1	Aa3/NR/NR	1,062,300
	Midcities Metropolitan District No.2 Colorado, Special Revenue
2,365,000	5.000%, 12/01/31 Series 2022 AGMC Insured	A1/AA/NR	2,727,105
	Total Metropolitan District		6,392,603

	School Districts (36.4%)
	Adams 12 Five Star Schools, Colorado
3,000,000	5.000%, 12/15/25	Aa1/AA/NR	3,120,360
1,000,000	5.000%, 12/15/25	Aa1/AA/NR	1,070,110
1,435,000	5.000%, 12/15/29	Aa1/AA/NR	1,563,849
1,000,000	5.500%, 12/15/31	Aa1/AA/NR	1,166,950

11 |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	Adams & Weld Counties, Colorado School District #27J
$ 2,000,000	5.000%, 12/01/24	Aa2/AA/NR	$ 2,003,700
1,000,000	5.000%, 12/01/25	Aa2/AA/NR	1,039,150
1,060,000	5.000%, 12/01/28	Aa2/AA/NR	1,127,734
3,895,000	5.000%, 12/01/29	Aa2/AA/NR	4,143,890
1,150,000	5.000%, 12/01/29	Aa2/AA/NR	1,282,653
	Arapahoe County, Colorado School District #001 Englewood
1,465,000	5.000%, 12/01/27	Aa2/NR/NR	1,559,771
	Arapahoe County, Colorado School District #006 Littleton
1,000,000	5.000%, 12/01/27	Aa1/NR/NR	1,080,230
	Boulder, Larimer & Weld Counties, Colorado Series C
2,000,000	5.000%, 12/15/28	Aa1/AA+/NR	2,187,000
	Boulder, Larimer & Weld Counties, Colorado, St. Vrain Valley School District RE-1J
1,000,000	5.000%, 12/15/29 Series C	Aa1/AA+/NR	1,091,650
	Costilla County, Colorado School District No. R-30 Sierra Grande
2,180,000	5.000%, 12/01/32	Aa2/NR/NR	2,510,706
	Denver, Colorado City & County School District No. 1
2,000,000	5.000%, 12/01/29	Aa1/AA+/AA+	2,183,520
1,000,000	5.000%, 12/01/34 Series 2022A	Aa1/AA+/AA+	1,202,110
	Denver, Colorado City & County School District No. 1
2,000,000	5.000%, 12/01/25 Series B	Aa1/AA+/AA+	2,081,300
4,000,000	5.000%, 12/01/27 Series B	Aa1/AA+/AA+	4,154,640
	Eagle County School District, Colorado, Eagle, Garfield & Routt School District #50J
1,000,000	5.000%, 12/01/29	Aa1/AA/NR	1,091,030
	El Paso County, Colorado School District #2, Harrison
2,000,000	5.000%, 12/01/31	Aa2/AA/NR	2,279,200

12  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School Districts (continued)
	El Paso County, Colorado School District #20 Refunding
$ 2,255,000	5.000%, 12/15/29	Aa1/NR/NR	$ 2,464,174
	Jefferson County, Colorado School District #R-1 Refunding
2,225,000	5.000%, 12/15/30	Aa1/AA/NR	2,478,494
1,500,000	5.000%, 12/15/30	Aa1/AA/NR	1,711,410
2,600,000	5.000%, 12/15/31	Aa1/AA/NR	2,965,144
	La Plata County, Colorado School District #9-R Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,004,350
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/30	Aa1/NR/AA+	1,139,790
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson
520,000	5.000%, 12/15/34	Aa2/AA/NR	583,622
3,375,000	5.000%, 12/15/35	Aa2/AA/NR	3,762,585
	Larimer, Weld & Boulder Counties, Colorado School District No. R-2J, Thompson Refunding
1,500,000	4.250%, 12/15/24	Aa2/NR/NR	1,501,935
	Mesa County, Colorado Valley School District No. 051, Grand Junction
3,000,000	5.000%, 12/01/23	Aa2/NR/NR	3,047,580
	Pueblo County, Colorado School District No. 70
1,500,000	4.000%, 12/01/33 Series 2021A	Aa2/AA/NR	1,616,610
	Summit County, Colorado School District No. RE 1 Refunding
2,000,000	5.000%, 12/01/28	Aaa/NR/NR	2,186,460
	Total School Districts		64,401,707

13  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water & Sewer (0.7%)
	Central Colorado Water Conservancy District, Adams Morgan & Weld Counties
$ 1,185,000	5.000%, 12/01/24	NR/A/NR	$ 1,202,846
	Total General Obligation Bonds		79,162,006

	Revenue Bonds (49.3%)
	City & County (1.6%)
	Denver, Colorado City & County COP, Convention Center Expansion Project
1,500,000	5.000%, 06/01/30 Series 2018A	Aa2/AA+/AA+	1,608,030
	Grand Junction, Colorado COP
1,000,000	5.000%, 12/01/31	NR/AA-/NR	1,150,440
	Total City & County		2,758,470

	Electric (2.1%)
	Colorado Springs, Colorado Utilities Revenue, Refunding
1,000,000	5.000%, 11/15/27 Series A	Aa2/AA+/AA	1,065,570
	Colorado Springs, Colorado Utilities Revenue Refunding
450,000	5.000%, 11/15/33 Series 2022B	Aa2/AA+/NR	545,130
450,000	5.000%, 11/15/34 Series 2022B	Aa2/AA+/NR	540,909
	Estes Park, Colorado Power & Communications Enterprise Revenue Refunding & Improvement
1,310,000	5.000%, 11/01/30 Series 2019A	NR/A+/NR	1,515,015
	Total Electric		3,666,624

	Healthcare (2.0%)
	Colorado Health Facilities Authority, Sanford
1,000,000	5.000%, 11/01/32 Series 2019A	NR/A+/AA-	1,114,210
2,165,000	5.000%, 11/01/34 Series 2019A	NR/A+/AA-	2,382,907
	Total Healthcare		3,497,117

14  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (14.9%)
	Colorado Educational & Cultural Facility Authority, University of Denver Project
$ 845,000	4.000%, 03/01/24	A1/NR/NR	$ 845,811
6,150,000	5.250%, 03/01/25 NPFG Insured	A1/A+/NR	6,369,370
	Colorado Educational & Cultural Facility Authority Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,071,740
	Colorado Mountain College COP
685,000	4.000%, 12/01/33 Series 2021	Aa3/NR/NR	726,566
	Colorado School of Mines Institutional Enterprise
1,845,000	5.000%, 12/01/29 Series B	A1/A+/NR	2,050,902
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, Arapahoe Community College
1,000,000	5.000%, 11/01/30 Series 2017A	Aa3/NR/NR	1,106,900
	Colorado State Board Community Colleges & Occupational Education, Refunding & Improvement, System Wide Refunding
1,710,000	5.000%, 11/01/32 Series 2019A	Aa3/NR/NR	1,972,365
835,000	5.000%, 11/01/33 Series 2019A	Aa3/NR/NR	960,367
	Colorado State Board of Governors University Enterprise System
2,905,000	5.000%, 03/01/26 Series C SHEIP Insured	Aa2/AA/NR	3,031,948
1,250,000	5.000%, 03/01/28 Series C SHEIP Insured	Aa2/AA/NR	1,381,575
2,100,000	5.000%, 03/01/29 Series C SHEIP Insured	Aa2/AA/NR	2,321,970
	University of Colorado Enterprise System
1,165,000	5.000%, 06/01/26 Series A NPFG Insured	Aa1/NR/AA+	1,260,320
	University of Colorado Enterprise System
2,000,000	5.000%, 06/01/28 Series A-1	Aa1/NR/AA+	2,263,060
	University of Northern Colorado Greeley Institutional Enterprise Refunding
1,000,000	5.000%, 06/01/25 Series A SHEIP Insured	Aa2/AA/NR	1,024,730
	Total Higher Education		26,387,624

15  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Lease (13.7%)
	Arapahoe County, Colorado School District No. 5 Cherry Creek COP
$ 2,295,000	5.000%, 12/15/33 Series 2022	NR/AA/NR	$ 2,760,862
	Arvada, Colorado COP
1,190,000	4.000%, 12/01/29	NR/AA+/NR	1,252,023
	Colorado State BEST COP
3,500,000	5.000%, 03/15/30 Series K	Aa2/AA-/NR	3,818,255
2,500,000	5.000%, 03/15/31 Series K	Aa2/AA-/NR	2,725,350
	Colorado State BEST COP
2,000,000	5.000%, 03/15/31 Series M	Aa2/AA-/NR	2,224,960
	Colorado State Higher Education Capital Construction Lease
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	1,844,517
	Denver, Colorado City & County COP (Fire Station & Library Facilities)
1,065,000	5.000%, 12/01/25	Aa1/AA+/AA+	1,134,182
	Douglas County, Colorado COP (Libraries)
1,570,000	5.000%, 12/01/27	Aa2/NR/NR	1,626,018
	Foothills Park and Recreation District, Colorado COP
1,405,000	4.000%, 12/01/35 Series 2021	NR/AA-/NR	1,478,271
	Foothills Park and Recreation District, Colorado COP Refunding & Improvement
1,380,000	5.000%, 12/01/26 AGMC Insured	NR/AA/NR	1,467,078
	Jefferson County, Colorado School District No. R-1 COP
1,000,000	5.000%, 12/15/27	Aa3/AA-/NR	1,064,700
	South Suburban Park and Recreation District, Colorado COP
1,000,000	5.000%, 12/15/31	NR/AA-/NR	1,124,540
1,010,000	4.000%, 12/15/35 Series 2021	NR/AA-/NR	1,051,329
	Thompson School District No R2-J (Larimer, Weld And Boulder Counties, Colorado COP
750,000	4.500%, 12/01/26 Series 2014	A1/NR/NR	769,088
	Total Lease		24,341,173

16  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (3.2%)
	Broomfield, Colorado Sales & Use Tax
$ 1,000,000	5.000%, 12/01/30	Aa3/NR/NR	$ 1,109,750
	City of Fruita, Colorado Sales & Use Tax
1,110,000	4.000%, 10/01/33	NR/AA-/NR	1,173,314
	Commerce City, Colorado Sales & Use Tax
1,000,000	5.000%, 08/01/26 BAMAC Insured	Aa3/AA/NR	1,055,560
	Denver, Colorado City & County Dedicated Tax Revenue
1,165,000	4.000%, 08/01/33 Series 2021A	Aa3/AA-/AA-	1,282,013
1,000,000	4.000%, 08/01/36 Series 2021A	Aa3/AA-/AA-	1,051,830
	Total Sales Tax		5,672,467

	Tax Increment (0.9%)
	Park Creek, Colorado Metropolitan District Senior Limited Property Tax Supported
1,475,000	4.000%, 12/01/35 AGMC Insured	NR/AA/A	1,527,982

	Transportation (4.4%)
	E-470 Public Highway Authority, Colorado Senior Revenue
1,250,000	5.000%, 09/01/35 Series 2020A	A2/A/NR	1,427,088
	Regional Transportation District, Colorado COP
2,000,000	5.000%, 06/01/26 Series A	A1/AA/AA-	2,097,460
	Regional Transportation District, Colorado Sales Tax Refunding, Fastracks Project
3,000,000	5.000%, 11/01/32 Series 2013A	Aa2/AA+/AA	3,632,760
	Roaring Fork Transportation Authority (in the State of Colorado) Property Tax Revenue
650,000	4.000%, 12/01/34 Series 2021A	NR/AA-/NR	705,211
	Total Transportation		7,862,519

17  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water & Sewer (6.5%)
	Arapahoe, Colorado Water & Wastewater Public Improvement District
$ 1,020,000	5.000%, 12/01/25	NR/AA-/NR	$ 1,059,933
	Arvada, Colorado Wastewater Enterprise
1,090,000	5.000%, 12/01/35	NR/AA-/AA	1,302,005
	Arvada, Colorado Water Enterprise
1,355,000	5.000%, 12/01/35	NR/AA+/AA+	1,618,547
	Broomfield, Colorado Sewer and Waste Water
1,550,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA/NR	1,552,898
	Colorado Water Resource & Power Development Authority
925,000	5.000%, 09/01/25	Aaa/AAA/AAA	980,944
	Denver, Colorado City and County Board Water Commissioners
850,000	5.000%, 09/15/29 Series B	Aaa/AAA/AAA	946,365
	Greeley, Colorado Water Revenue
1,705,000	5.000%, 08/01/28	Aa2/AA+/NR	1,849,158
	Parker, Colorado Water & Sanitation District Water & Sewer Enterprise Refunding & Improvement
500,000	5.000%, 11/01/33 Series 2022	NR/AA+/NR	603,085
865,000	5.000%, 11/01/34 Series 2022	NR/AA+/NR	1,035,492
	Upper Eagle Regional Water Authority, Eagle County, Colorado Refunding and Improvement
500,000	4.000%, 12/01/32 AGMC Insured	NR/AA/NR	548,855
	Total Water & Sewer		11,497,282
	Total Revenue Bonds		87,211,258

	Pre-Refunded Bonds (3.7%)††
	Pre-Refunded General Obligation Bonds (0.6%)
	School Districts (0.6%)
	Larimer County, Colorado School District No. R 1 Poudre
1,000,000	5.000%, 12/15/27	Aa1/NR/NR	1,067,770

18  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Pre-Refunded Revenue Bonds (3.1%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (1.6%)
	University of Colorado Enterprise System, Series A
$ 2,620,000	5.000%, 06/01/29	Aa1/NR/AA+	$ 2,761,244

	Lease (1.5%)
	Rangeview Library District Project, Colorado COP
2,515,000	5.000%, 12/15/27 AGMC Insured	Aa2/AA/NR	2,685,442
	Total Pre-Refunded Revenue Bonds		5,446,686
	Total Pre-Refunded Bonds		6,514,456
	Total Municipal Bonds (cost $173,423,025)		172,887,720

Shares	Short-Term Investment (1.2%)
2,212,187	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 4.69%* (cost $2,212,187)	Aaa-mf/AAAm/NR	2,212,187

	Total Investments (cost $175,635,212 - note 4)	98.9%	175,099,907
	Other assets less liabilities	1.1	1,920,062
	Net Assets	100.0%	$ 177,019,969

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	3.8%
Prerefunded bonds\ETM bonds††	3.8
Aa of Moody's or AA of S&P or Fitch	83.0
A of Moody's or S&P or Fitch	9.4
100.0%

19  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

BAMAC - Build America Mutual Assurance Company

BEST - Building Excellent Schools Today

COP - Certificates of Participation

NPFG - National Public Finance Guarantee

NR - Not Rated

SHEIP - State Higher Education Intercept Program

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

See accompanying notes to financial statements.

20  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2023

ASSETS
Investments at value (cost $175,635,212)	$175,099,907
Interest receivable	2,227,909
Receivable for Fund Shares sold	7,952
Other assets	31,284
Total assets	177,367,052

LIABILITIES
Payables:
Fund shares redeemed	119,556
Management fee	71,914
Dividends	47,189
Transfer and shareholder servicing fees	33,176
Auditing and tax fees	23,700
Legal fees	20,596
Distribution and service fees payable	286
Other expenses	30,666
Total liabilities	347,083
NET ASSETS	$177,019,969

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$179,189
Additional paid-in capital	184,980,928
Total distributable earnings (losses)	(8,140,148)
$177,019,969
CLASS A
Net Assets	$131,448,151
Capital shares outstanding	13,312,509
Net asset value and redemption price per share	$9.87
Maximum offering price per share (100/97 of $9.87)	$10.18

CLASS C
Net Assets	$2,464,237
Capital shares outstanding	250,264
Net asset value and offering price per share	$9.85

CLASS Y
Net Assets	$43,107,581
Capital shares outstanding	4,356,137
Net asset value, offering and redemption price per share	$9.90

See accompanying notes to financial statements.

21  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2023

Investment Income
Interest income		$5,160,692

Expenses
Management fees (note 3)	$1,003,420
Distribution and service fees (note 3)	109,295
Transfer and shareholder servicing agent fees	96,851
Legal fees	77,466
Trustees’ fees and expenses (note 7)	67,681
Auditing and tax fees	23,700
Registration fees and dues	20,983
Shareholders’ reports	17,545
Insurance	11,919
Compliance services (note 3)	9,827
Custodian fees	9,618
Credit facility fees (note 10)	5,665
Miscellaneous	36,653
Total Expenses	1,490,623

Management fees waived (note 3)	(40,137)
Net expenses		1,450,486
Net investment income		3,710,206

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(4,666,444)
Change in unrealized appreciation (depreciation) on investments	1,413,051
Net realized and unrealized gain (loss) on investments		(3,253,393)
Net change in net assets resulting from operations		$456,813

See accompanying notes to financial statements.

22  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income	$3,710,206	$4,105,552
Realized gain (loss) from securities transactions	(4,666,444)	(1,051,297)
Change in unrealized appreciation (depreciation) on investments	1,413,051	(14,794,591)
Change in net assets resulting from operations	456,813	(11,740,336)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(2,623,775)	(2,612,113)

Class C Shares	(28,309)	(31,867)

Class Y Shares	(1,069,251)	(1,455,510)
Change in net assets from distributions	(3,721,335)	(4,099,490)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	26,684,830	20,695,264
Reinvested dividends and distributions	3,065,148	3,295,515
Cost of shares redeemed	(84,590,202)	(54,699,699)
Change in net assets from capital share transactions	(54,840,224)	(30,708,920)
Change in net assets	(58,104,746)	(46,548,746)

NET ASSETS:
Beginning of period	235,124,715	281,673,461
End of period	$177,019,969	$235,124,715

See accompanying notes to financial statements.

23  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS MARCH 31, 2023

1. Organization

Aquila Tax-Free Fund of Colorado (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act“) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund of Colorado. Tax-Free Fund of Colorado transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund of Colorado on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund of Colorado received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in good faith by each Fund’s Board of Trustees. Rule 2a-5 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Aquila Municipal Trust Board has designated Aquila Investment Management LLC as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. Aquila Investment Management LLC as Valuation Designee, selects an appropriate methodology or methodologies for

24  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 determining and calculating the fair value of Fund investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2023:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$2,212,187
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	172,887,720
Level 3 – Significant Unobservable Inputs	—
Total	$175,099,907
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

25  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2020 – 2022) or expected to be taken in the Fund’s 2023 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2023, the Fund decreased paid-in capital by $21,177 and increased distributable earnings by $21,177. This reclassification had no effect on net assets or net asset value per share.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Until March 6, 2023, the portfolio management of the Fund was delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally

26  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% of net assets of the Fund.

The Manager has contractually agreed to waive fees through September 30, 2023 as follows: the annual rate shall be equivalent to 0.48% of net assets of the Fund up to $400 million; 0.46% of the Fund’s net assets above that amount to $1 billion and 0.44% of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2023, the Fund incurred management fees of $1,003,420 of which $40,137 was waived under the contractual fee waiver.

Through March 5, 2023, Kirkpatrick Pettis Capital Management, LLC (the “Sub-Adviser”) served as the sub-adviser of the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provided, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranged for the purchases and sales of portfolio securities, and provided for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser was entitled to receive a fee from the Manager which was payable monthly and computed as of the close of business each day at the annual rate of 0.20%. The Sub-Adviser had contractually agreed to waive its fee through September 30, 2023 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion. Effective March 6, 2023, the Manager became directly responsible for portfolio management decisions for the Fund.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Fund’s Distribution Plan applicable to Class A Shares permits the Fund to make distribution fee payments at the rate of up to 0.15% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.075%. For the year ended March 31, 2023, distribution fees on Class A Shares amounted to $77,618 of which the Distributor retained $5,545.

27  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $23,758. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $7,919. The total of these payments with respect to Class C Shares amounted to $31,677 of which the Distributor retained $8,033.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2023, total commissions on sales of Class A Shares amounted to $10,648 of which the Distributor received $8,607.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2023, purchases of securities and proceeds from the sales of securities aggregated $23,713,198 and $74,791,854, respectively.

At March 31, 2023, the aggregate tax cost for all securities was $175,596,558. At March 31, 2023, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,425,521 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $1,922,172 for a net unrealized depreciation of $496,651.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically

28  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations. At March 31, 2023, the Fund had all of its long-term portfolio holdings invested in the securities of Colorado issuers.

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,098,028	$10,682,101	479,420	$5,095,327
Reinvested dividends and distributions	231,630	2,263,078	213,994	2,253,402
Cost of shares redeemed	(3,387,310)	(33,121,108)	(2,151,069)	(22,641,448)
Net change	(2,057,652)	(20,175,929)	(1,457,655)	(15,292,719)

Class C Shares:
Proceeds from shares sold	18,162	177,361	40,472	425,735
Reinvested dividends and distributions	2,844	27,718	2,916	30,683
Cost of shares redeemed	(218,864)	(2,137,213)	(224,188)	(2,374,944)
Net change	(197,858)	(1,932,134)	(180,800)	(1,918,526)

Class Y Shares:
Proceeds from shares sold	1,613,008	15,825,368	1,432,179	15,174,202
Reinvested dividends and distributions	79,092	774,352	95,758	1,011,430
Cost of shares redeemed	(5,041,056)	(49,331,881)	(2,815,439)	(29,683,307)
Net change	(3,348,956)	(32,732,161)	(1,287,502)	(13,497,675)
Total transactions in Fund shares	(5,604,466)	$(54,840,224)	(2,925,957)	$(30,708,920)

7. Trustees’ Fees and Expenses

At March 31, 2023, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2023 was $65,264. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board

29  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2023, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,417.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2023, the Fund had capital loss carry forwards of $6,219,337 of which $3,512,376 retains its character of short-term and $2,706,961 retains its character of long-term; both have no expiration. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. As of March 31, 2023, the Fund had post-October losses of $1,424,157, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2023	Year Ended March 31, 2022
Net tax-exempt income	$3,657,262	$4,099,490
Ordinary Income	64,073	—
	$3,721,335	$4,099,490

30  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

As of March 31, 2023, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	47,186
Unrealized depreciation	(496,651)
Accumulated net realized loss on investments	(6,219,337)
Post October losses	(1,424,157)
Other temporary differences	(47,189)
$(8,140,148)

The difference between book basis and tax basis undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate plus 1%).

There were no borrowings under the credit agreement during the year ended March 31, 2023.

11. Risks

Mutual fund investing involves risk and loss of principal is possible. The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect

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AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

32  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

33  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.99	$10.64	$10.56	$10.46	$10.31
Income from investment operations:
Net investment income(1)	0.18	0.16	0.18	0.22	0.24
Net gain (loss) on securities (both realized and unrealized)	(0.12)	(0.65)	0.08	0.10	0.15
Total from investment operations	0.06	(0.49)	0.26	0.32	0.39
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.22)	(0.24)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.18)	(0.16)	(0.18)	(0.22)	(0.24)
Net asset value, end of period	$9.87	$9.99	$10.64	$10.56	$10.46
Total return (not reflecting sales charge)	0.65%	(4.67)%	2.48%	3.03%	3.86%
Ratios/supplemental data
Net assets, end of period (in millions)	$131	$154	$179	$186	$188
Ratio of expenses to average net assets	0.72%	0.69%	0.69%	0.71%	0.70%
Ratio of net investment income to average net assets	1.85%	1.52%	1.69%	2.04%	2.35%
Portfolio turnover rate	12%	14%	7%	13%	7%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.74%	0.71%	0.71%	0.73%	0.72%
Ratio of net investment income to average net assets	1.83%	1.50%	1.67%	2.02%	2.33%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

34  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.97	$10.62	$10.54	$10.44	$10.29
Income from investment operations:
Net investment income(1)	0.09	0.06	0.08	0.12	0.14
Net gain (loss) on securities (both realized and unrealized)	(0.12)	(0.65)	0.08	0.10	0.15
Total from investment operations	(0.03)	(0.59)	0.16	0.22	0.29
Less distributions (note 9):
Dividends from net investment income	(0.09)	(0.06)	(0.08)	(0.12)	(0.14)
Distributions from capital gains	—	—	––	––	––
Total distributions	(0.09)	(0.06)	(0.08)	(0.12)	(0.14)
Net asset value, end of period	$9.85	$9.97	$10.62	$10.54	$10.44
Total return (not reflecting CDSC)	(0.30)%	(5.58)%	1.51%	2.06%	2.88%
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$4	$7	$8	$9
Ratio of expenses to average net assets	1.67%	1.63%	1.64%	1.66%	1.65%
Ratio of net investment income to average net assets	0.89%	0.58%	0.75%	1.09%	1.40%
Portfolio turnover rate	12%	14%	7%	13%	7%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	1.69%	1.65%	1.66%	1.68%	1.67%
Ratio of net investment income to average net assets	0.87%	0.56%	0.73%	1.07%	1.38%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

35  |  Aquila Tax-Free Fund of Colorado

AQUILA TAX-FREE FUND OF COLORADO FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.01	$10.66	$10.58	$10.49	$10.34
Income from investment operations:
Net investment income(1)	0.19	0.17	0.19	0.22	0.25
Net gain (loss) on securities (both realized and unrealized)	(0.11)	(0.65)	0.08	0.09	0.15
Total from investment operations	0.08	(0.48)	0.27	0.31	0.40
Less distributions (note 9):
Dividends from net investment income	(0.19)	(0.17)	(0.19)	(0.22)	(0.25)
Distributions from capital gains	—	—	––	––	––
Total distributions	(0.19)	(0.17)	(0.19)	(0.22)	(0.25)
Net asset value, end of period	$9.90	$10.01	$10.66	$10.58	$10.49
Total return	0.82%	(4.60)%	2.53%	2.98%	3.90%
Ratios/supplemental data
Net assets, end of period (in millions)	$43	$77	$96	$72	$70
Ratio of expenses to average net assets	0.67%	0.63%	0.64%	0.66%	0.65%
Ratio of net investment income to average net assets	1.89%	1.58%	1.74%	2.09%	2.40%
Portfolio turnover rate	12%	14%	7%	13%	7%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.69%	0.65%	0.66%	0.68%	0.67%
Ratio of net investment income to average net assets	1.87%	1.56%	1.72%	2.07%	2.38%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

36  |  Aquila Tax-Free Fund of Colorado

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

37  |  Aquila Tax-Free Fund of Colorado

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(4)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	9

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Patricia L. Moss Bend, OR (1953)	Chair of the Board of Aquila Municipal Trust effective January 1, 2023; Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

38  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Thomas A. Christopher(6) Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009; Chair of the Board of Aquila Municipal Trust 2017 – December 31, 2022	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., July 2017-August 2022, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served seven Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

39  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Heather R. Overby Prospect, KY (1971)	Aquila Municipal Trust: Trustee since September 2022	Vice President, Finance & Accounting/Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), June 2018 – Present; Chairman, Kentucky School Facilities Construction Commission (state commission), December 2018 – Present; Interim Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), February 2017 – May 2018; Chief Financial Officer, Kentucky Municipal Power Agency, (wholesale electricity sale – governmental), November 2009 – May 2018.	6	None

40  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.
(6)	Mr. Christopher retired as a Trustee effective March 31, 2023.

41  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Peoria, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC (since 2019); Financial Advisor, Prudential Advisors, 2017 – 2019

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017), Aquila Tax-Free Fund of Colorado (since 2023) and and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011) and Aquila Tax-Free Fund of Colorado (since 2023); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Vasilios Gerasopoulos Lakewood, CO (1973)	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado since March 2023	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado and Credit Analyst of Aquila Tax-Free Trust of Oregon since March 2023; Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2015 to 2023; Senior Financial Analyst, Bond and Debt, for Jefferson County, Colorado from December 2012 to 2015.

42  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Timothy Iltz Happy Valley, OR (1975)	Vice President of Aquila Municipal Trust since March 2023; Portfolio Manager of Aquila Tax-Free Fund of Colorado (since December 2022) and Aquila Tax-Free Trust of Oregon (since 2018)	Vice President of Aquila Municipal Trust since March 2023, Portfolio Manager of Aquila Tax-Free Fund of Colorado since December 2022, and Aquila Tax-Free Trust of Oregon since 2018; Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2011 to 2018. Vice President and Portfolio Manager at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2018 to 2023.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2018), Aquila Tax-Free Trust of Oregon (since 2023) and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah (since 2018) and Aquila Tax-Free Trust of Oregon (since 2023); Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

43  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017 and Aquila Tax-Free Trust of Oregon (since 2023)	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009) and Aquila Tax-Free Trust of Oregon (since 2023); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah and Aquila Tax-Free Fund of Colorado), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

44  |  Aquila Tax-Free Fund of Colorado

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

45  |  Aquila Tax-Free Fund of Colorado

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/22	Ending(1) Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Ending Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Net Annualized Expense Ratio
A	$1,000	$1,048.10	$3.78	$1,021.24	$3.73	0.74%
C	$1,000	$1,043.30	$8.61	$1,016.50	$8.50	1.69%
Y	$1,000	$1,049.40	$3.53	$1,021.49	$3.48	0.69%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

46  |  Aquila Tax-Free Fund of Colorado

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2023, $3,721,335 of dividends paid by Aquila Tax-Free Fund of Colorado, constituting 98% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2024, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2023 calendar year.

47  |  Aquila Tax-Free Fund of Colorado

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Patricia L. Moss, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Thomas A. Christopher

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Timothy Iltz, Vice President and Portfolio Manager

Royden Durham, Vice President and Portfolio Manager

Vasilios Gerasopoulos, Assistant Vice President
and Portfolio Manager

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

118 Flanders Road

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-COAR-0523

Annual Report March 31, 2023

Aquila Tax-Free Fund for Utah Navigating Changing Market Conditions Serving Utah investors since 1992

May, 2023

Dear Fellow Shareholder:

The financial markets have a way of reminding us that it isn’t always smooth sailing. As history has demonstrated, investments can be influenced to varying degrees by changing market conditions. That’s why charting a course for your financial future, and being prepared for inevitable twists and turns, may be important to help one navigate times of volatility and uncertainty. And while the municipal bond market has shown some signs of improvement following a particularly challenging period in 2022, some investors remain leery, wondering what lies ahead. What is the future direction of interest rates? Will inflation continue, or might the economy be headed for a recession? These and other market drivers remain to be seen, which is why we believe it’s important to maintain perspective, as well as a long-term focus.

What’s Driving Fixed Income Markets

The Federal Reserve (the “Fed”) remains front and center when to comes to factors that influence fixed income markets, including the municipal bonds in which your Fund invests. The Fed has continued with a “tight” monetary policy in its quest to manage the U.S. economy. The primary tool employed by the Fed has been to increase interest rates, specifically the Federal Funds rate (the rate that banks charge one another to borrow or lend excess reserves overnight). To date, the Federal Reserve has implemented 10 rate hikes since March of 2022, bringing the Fed Funds rate to a 16-year high, and representing the first time that the Fed’s target rate has been above 5% since 2007. This has had a significant impact on fixed income securities, including municipal bonds, and continues to work its way through the economy.

As a result, interest rates rose fairly dramatically over the past year. And as interest rates rise (along with the resulting yields on fixed income securities), prices of bonds generally fall commensurately. When rising rates and declining prices occur at a relatively rapid pace, this normally creates a shift in market dynamics, and in the overall tenor among investors.

The Federal Reserve has also engaged in efforts to reduce its balance sheet, as it attempts to combat inflation, while also trying to avoid the possibility of an economic recession. The state of the U.S. economy continues to be another key driver of fixed income markets. Although certain economic indicators suggest a resilient economy, the future direction of the economy remains a question mark. As the Fed attempts to perform

NOT A PART OF THE ANNUAL REPORT

a delicate balancing act, market participants are left wondering if the Fed can successfully achieve a so-called “soft landing,” or if the economy may slip into a recession.

Additional factors also contribute to market movements. One such example is recent turmoil in the banking industry which resulted in several high-profile bank failures and subsequent takeovers beginning in March. While the bank failures triggered some concern and uncertainty, they did not necessarily appear to have changed the Fed’s outlook on the economy. With continued elevated inflation data, the Fed went ahead with yet another rate increase on May 3, 2023. Comments by Fed Chair Jerome Powell at a subsequent news conference did, however, indicate to many market observers that the Fed may push pause on further rate hikes. The markets, of course, will be paying close attention as we approach the Fed’s June meeting date, and beyond.

The Effect on Municipal Bonds

The municipal bond market is currently being supported by strong credit fundamentals. Generally speaking, municipalities around the country have recorded high levels of tax receipts and added liquidity. Credit conditions appear to be solid even in the face of interest rate volatility. Moreover, credit rating upgrades continued to significantly outpace downgrades through year-end 2022, based on data from Standard & Poor’s.

Bond issuance has remained relatively low on a year-over-year basis. The combination of robust tax receipts and federal aid programs have left many municipalities with excess budgets. Additionally, bond issuers remain wary given interest rate changes and overall volatility swings. Issuance is generally expected to pick up as the year progresses, although many believe it is likely to remain rather muted.

Maintain a Long-Term Focus

At Aquila Group of Funds, we remain optimistic in the long term for the municipal bond market. Municipal bonds are vital to financing the infrastructure of our local communities and states. Moreover, they may play an important role for investors’ asset allocation. We, therefore, believe it’s important to keep in mind the key benefits that municipal bond funds offer, particularly during periods of market change and uncertainty.

Your Fund has been specifically designed bearing in mind the fact that most people are more sensitive to potential investment losses than they are eager for outsized gains. Important characteristics of your Fund therefore include:

•	High-quality municipal bonds – Invests in investment-grade bonds; those in the four highest rating categories, or determined to be of comparable credit quality
•	Intermediate bond portfolio – Seeks to minimize share price volatility or interest rate risk
•	Broad portfolio diversification – Supports a wide range of projects in communities of all sizes throughout your state, not only reducing risk but also improving the quality of life throughout the state
•	Local portfolio management – Provides an up-close perspective and valuable insights on the issuers and economy in the state

NOT A PART OF THE ANNUAL REPORT

Rest assured that your dedicated team of investment professionals continually draws upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Our goal is to achieve your Fund’s investment objective of delivering the highest level of income exempt from regular federal and state income taxes, as is consistent with preservation of capital.

As always, we encourage you to consult with a trusted financial professional who can help ensure that your investment portfolio remains aligned with your individual needs to meet your long-term financial goals. It’s prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk.

Thank you for your investment and continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Fund for Utah ANNUAL REPORT Management Discussion Serving Utah investors since 1992

Introduction

During the annual reporting period of April 1, 2022 through March 31, 2023, the Federal Reserve (the “Fed”) continued the path it began in March 2022 to tighten monetary policy. The Fed rapidly raised interest rates from 50 basis points (“b.p.”, one basis point equals 0.01%) beginning March 16, 2022 to the target range of 4.75% – 5.00%, as of your Fund’s March 31, 2023 fiscal year end. (On May 3rd, following your Fund’s year end, the Fed raised rates an additional 25 b.p. and Fed Chair Jerome Powell’s comments at a news conference were generally interpreted by market observers to indicate that the Fed may push pause on further increases.) This increase in interest rates created volatility in the fixed income markets. An example of this volatility is illustrated by the Thomson Reuters Municipal Market Data (“MMD”) AAA 10-year maturity yield which was 2.18% on April 1, 2022, reached its highest yield on October 27, 2022 of 3.41%, before settling in at a yield of 2.27% on March 31, 2023.

The Aquila Group of Funds (“AGOF”) single state municipal bond funds have consistently believed that a high quality, intermediate fund strategy helps to mitigate interest rate volatility. The AGOF single state funds generally performed well versus longer, lower rated national funds during the fiscal year ended March 31, 2023. It appears the high quality intermediate sector was one of the best performing municipal sectors during this time.

Throughout 2023 we believe there will be interest in how the Fed will respond to the economic conditions facing the United States. The “soft landing” versus a recession continues to be debated among economists. As this debate continues, Congress is currently busy trying to solve the debt ceiling issue with the Administration. Any fiscal stimulus that could increase inflation will be a major point of contention between the legislative and executive branches of government. As a result of this uncertainty, there may be market opportunities that the Aquila Group of Funds can implement to mitigate interest rate volatility.

U.S. Economy

Inflation, and how the Federal Reserve responds, remain the key macroeconomic topics. The era of low interest rates has come to an end, as the Fed continues to raise rates in its fight against inflation. As of the year ended March 31, 2023, the Fed had hiked rates nine straight times since it met on March 16, 2022, including March 22, 2023. (And, a 10th increase was implemented on May 3, 2023.) Although yields have risen from their lows, rates remain well below current inflation levels, as inflation over the past year has been running at its fastest pace in decades. U.S. Treasury yields rose and began to invert in April, 2022 and the Treasury yield curve continues to maintain its distinctly inverted shape. The impact on rates of the Fed’s battle has been astonishing with 2-year Treasury yields increasing 428 b.p. from, March 31, 2022 to 5.06% as of March 8, 2023 and the 30-year U.S. Treasury rose 200 b.p. to 4.02%, as of the beginning of March 2023.

1  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

Rising interest rates have also significantly impacted bank portfolios. Deposits in the U.S. banking system rapidly increased by $5.2 trillion from 2019 to the end of 2021, following the onset of the COVID-19 pandemic. However, loan volumes did not keep pace with deposits due to the uncertainty created by the pandemic. As a result, banks added to their securities portfolios and loans as their share of total asset base decreased until 2022. Prior to the sharp increase in interest rates last year, banks were holding elevated levels of long-dated fixed income securities purchased with lower yields, which incurred substantial mark-to-market losses as rates increased. Toward the end of February 2023, Federal Deposit Insurance Corporation (FDIC) Chair, Martin Gruenberg, made cautionary statements regarding the impact higher rates could have on the banking sector and on bank unrealized losses. Two weeks later, Silicon Valley Bank (“SVB”), which was the 16th largest commercial bank in the U.S., collapsed following a run on deposits. The failure of SVB and two other banks prompted the Fed to create an emergency lending facility. Moody’s Investor Service has since lowered its outlook on the U.S. banking system to “Negative” from “Stable”, citing the “rapidly deteriorating operating environment.”

The Fed’s outlook continues to favor additional interest rate hikes as it seeks to contain current inflation levels and the recent banking crisis. Two main takeaways from recent inflation data are that inflation remains both too high relative to the Fed’s 2% target and the rate of inflation has shown signs of decelerating. This slowing began in October 2022, with the release of Consumer Price Index (“CPI”) data. More recently, CPI data released in March 2023 reported the all items CPI increased 5.0% year-to-date, the smallest 12-month gain since May 2021. However, the largest contributor to the increase was the cost of shelter, which remains a concern. Although supply chains have shown signs of recovery, the war in Ukraine continues to pressure commodities and energy prices. Furthermore, recently announced production cuts by the oil cartel OPEC (Organization of the Petroleum Exporting Countries) and its allies have placed upward pressure on the energy components of CPI.

Municipal Market

The past year through the period ending March 31, 2023, was an exceptionally challenging year for municipal bonds, with the Bloomberg Municipal Bond Index*, a broad measure of the overall municipal bond market, performance declining 8.53%, reporting its worst annual performance since 1980. The 10-Year Bloomberg AAA municipal yield more than doubled during the reporting period, from 1.05% on March 31, 2022 to 2.62% on December 31, 2022, to finish up the 12-month period at 2.26% on March 31, 2023. The Bloomberg Municipal Bond Index returns turned positive in the fourth quarter of 2022 and ended-up delivering a 2.20% return in March 2023, the strongest March performance since 2008. As of March 31, 2023, the overall municipal bond market had actually recovered to produce a positive total return for the trailing twelve-month period with the Bloomberg Municipal Bond Index eking out a positive 0.26% total return from March 31, 2022 to March 31, 2023.

One of the most significant developments in the municipal bond market over the past year has been the decline in new issuance. Over the first quarter of 2023, new issuance declined a dramatic 23.8% after falling 21.3% for calendar-year 2022. This lack of new issue supply has made sourcing bonds more challenging. The decline in new issuance is primarily due to the substantial increase in interest rates and the accelerated pace of rate hikes over this past year. This lower new issue environment has resulted in a positive credit trend for municipals, given many local governments are sitting on significant

2  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

amounts of federal pandemic relief cash and running budget surpluses. In addition, taxable municipal yields have risen in parallel with U.S. Treasury yields, which has rendered many taxable municipal refunding bonds uneconomical. As a result, national taxable municipal issuance was approximately 59% of last year’s issuance over the same period ending March 31, 2023.

However, declining new issue volume trends have been largely offset by a surge in secondary market trading. In 2022, the overall number of trades rose by 66% from 2021 and 17% higher than the previous high reached in 2008, during the Credit Crisis. The total par value of fixed rate municipal securities traded in 2022 totaled $2.5 trillion, over 7x the amount of new issue volume during the year. This was 40% above the $1.6 trillion in total par value traded in 2021. This secondary market environment can be advantageous to the active portfolio efforts that professional municipal bond mutual fund managers seek to exploit on behalf of their shareholders.

With low new issuance and elevated secondary market trading activity, it is not surprising that demand for municipal bonds remains high. The demand for municipal bonds can be seen in the ratio of municipal yields versus U.S. Treasury yields. As of March 31, 2023, the 5-year maturity range of ‘AAA’ rated municipals was yielding 61% of U.S. Treasuries, which compares to 81% as of March 31, 2022. For the 10-year maturity range, municipals were yielding 65% of U.S. Treasuries as of March 31, 2023, compared to 94% as of March 31, 2022. While these ratios can be primarily attributed to high demand in a low issuance market, they are also an indication of the value of the tax-exemption offered by municipal bonds and the credit quality of the municipal asset class in the wake of the banking crisis and current recession concerns.

Credit quality in the municipal sector remains high, although there are specific pockets of concern. The uncertainty experienced in the banking sector last month reinforced the concept that investors view municipal bonds, particularly investment grade state and local government issuers, as high-quality investments. This strong perception of credit quality can largely be attributed to the unprecedented level of federal stimulus programs related to the pandemic and local government budgeting practices, which tend to be risk averse. However, there are certain sectors, such as assisted living and student housing, where investors are typically more cautious when investing.

Utah State Economy

The State of Utah has benefitted from a strong economy. In 2022, Utah’s Gross Domestic Product (“GDP”) reached over $185 billion, which was a 3.7% increase over 2021. The five largest industries that contributed to Utah’s GDP were:

• Drug, Cosmetic Wholesaling:	$21 billion
• E-commerce, Online Auctions:	$11 billion
• New Car Dealers:	$11 billion
• Grocery Wholesaling:	$11 billion
• Petroleum Refining:	$11 billion

3  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

Employment growth rate can also be an indication of the health of the economy. Faster employment growth rates typically indicate a growing economy. High employment and low unemployment rates typically indicate a tight labor market. Utah’s employment growth has expanded at an annualized rate of 4.5% from 2017 to 2022. The labor growth rate is evident in Utah’s GDP growth rate of 3.7%. While the State’s economy continues to experience expansion, the low 2022 unemployment rate of 2.2% shows how tight the labor market remains in Utah.

Utah’s per capita disposable income stood at $55,000 for 2022, which was below the national average of $56,000 but represented an increase from the $49,291 reported in 2021. The per capita disposable income growth has followed the economic growth of the State. An increase in disposable income is typically an indication that households have more money to save or spend.

Construction spending is a sign of the future health of the economy, resulting from the creation of jobs, income and other tax revenue. 2021 was a record year for aggregate construction spending. And, while 2022’s aggregate construction spending was slightly lower, it exceeded all prior years with the exception of 2021. Utah’s non-residential construction was $3.26 billion for 2022, an increase of 11% over 2021. In 2022, the value of Utah residential construction on the other hand totaled $7.10 billion, nearly 20% lower than the record $8.85 billion in 2021.

Fund Performance

Aquila Tax Free Fund For Utah Performance:
March 31, 2023
1-Year Total Return
Class A Share (without sales charge)	0.01%
Class Y Share	0.12%
Bloomberg Municipal Bond Quality Intermediate Index	2.04%

Aquila Tax-Free Fund For Utah Portfolio Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	9.77 yrs.	9.54 yrs.
Effective Duration	4.83 yrs.	4.63 yrs.
Modified Duration	4.58 yrs.	4.33 yrs.

Bloomberg Municipal Bond Quality Intermediate Index Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	6.34 yrs.	6.46 yrs.
Effective Duration	4.12 yrs.	4.00 yrs.
Modified Duration	3.86 yrs.	3.80 yrs.

Aquila Tax-Free Fund For Utah (the “Fund”) Class Y Shares underperformed the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”) for the fiscal year April 1, 2022 through March 31, 2023. It should be noted that the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance. The Fund’s longer duration during the rising rate

4  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

environment throughout 2022 as well as the Fund’s cash balances, were the main reasons for the underperformance versus the Index.

Outlook and Strategy

The interest rate volatility of the past year has given your Fund the opportunity to demonstrate the importance of a locally managed, high quality, intermediate fund by being able to mitigate interest rate volatility. As of March 31, 2023, the Fund had over 76% of bonds rated “AA”, including 2.00% Pre-Refunded securities. Although there are reciprocal states the Fund is able to invest in and still keep the double-tax exempt status, we focus on investing in Utah credits with over 76% of the Fund invested in local Utah credits through the period ending March 31, 2023. The Fund’s high quality, intermediate structure has provided the liquidity necessary for cash management and market opportunities.

We believe our current fund maturity and duration exposure leaves us in a desirable position to respond to any favorable shifts that may occur in the yield curve and credit spreads as monetary policy continues to unfold. The volatility the municipal market has experienced in the past quarter may likely continue if the Federal Reserve continues with their strategy of increasing interest rates, along with inflation at recent elevated levels. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have enabled the Fund to limit erosion in the monthly distributions, while maintaining a conservative intermediate maturity position.

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

5  |  Aquila Tax-Free Fund For Utah

MANAGEMENT DISCUSSION (continued)

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

6  |  Aquila Tax-Free Fund For Utah

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Fund For Utah (the “Fund”) for the 10-year period ended March 31, 2023 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index** (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance for the limited number of states in which Aquila Tax-Free Fund For Utah may invest.

	Average Annual Total Return for periods ended March 31, 2023
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 7/24/92
With Maximum Sales Charge	(3.01)%	0.42%	1.51%	4.07%
Without Sales Charge	0.01	1.23	1.93	4.21
Class C since 5/21/96
With CDSC*	(1.76)	0.45	1.12	3.05
Without CDSC	(0.78)	0.45	1.12	3.05
Class F since 11/30/18
No Sales Charge	0.25	N/A	N/A	1.54
Class Y since 5/21/96
No Sales Charge	0.12	1.40	2.11	4.14
Bloomberg Intermediate Index	2.04	1.96	1.93	4.20	(Class A)
				3.95	(Class C & Y)
				1.98	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

7  |  Aquila Tax-Free Fund For Utah

PERFORMANCE REPORT (continued)

**	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

8  |  Aquila Tax-Free Fund For Utah

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the
Shareholders of Aquila Tax-Free Fund For Utah:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Fund For Utah (the “Fund”), including the schedule of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2023

9  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS MARCH 31, 2023

Principal Amount	General Obligation Bonds (9.4%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City and County (3.0%)
	Brownsville, Texas Combination Tax
$ 500,000	5.000%, 02/15/26 Series 2022	Aa3/AA/NR	$ 530,120
	Carson City, Nevada
1,000,000	5.000%, 05/01/28	Aa3/AA/NR	1,049,950
	Clark County, Nevada, Refunding
1,000,000	4.000%, 06/01/37 Series 2019	Aa1/AA+/NR	1,020,020
1,000,000	3.000%, 06/01/38 Series 2019	Aa1/AA+/NR	901,020
	Mission, Texas Combination Tax & Revenue Certificates of Obligation
300,000	4.000%, 02/15/32 Series 2021 BAMI Insured	NR/AA/NR	324,177
	Port of Olympia, Washington Limited Tax
1,385,000	5.000%, 12/01/31 AMT Series B	Aa2/NR/NR	1,528,015
	Port of Vancouver, Washington Limited Tax
555,000	5.000%, 12/01/33 AMT Series 2022A	Aa2/NR/NR	626,057
	Reno, Nevada Capital Improvement Refunding
1,000,000	5.000%, 06/01/28	A1/AA-/NR	1,003,180
	Rio Grande City, Texas Combination Tax Certificates of Obligation
855,000	4.000%, 02/15/33 Series 2020 AGMC Insured	NR/AA/NR	904,778
	Washoe County, Nevada Limited Tax
1,500,000	4.000%, 07/01/32 Series 2021	Aa2/AA/NR	1,661,490
	West University Place City, Texas Certificates of Obligation
535,000	5.000%, 02/01/26 Series 2022	NR/AAA/NR	572,568
	Total City and County		10,121,375

	Healthcare (0.3%)
	King County, Washington Public Hospital District No. 001, Refunding, Valley Medical Center
1,000,000	5.000%, 12/01/28	A2/NR/NR	1,126,200

10  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (4.8%)
	Bushland, Texas Independent School District Unlimited Tax
$ 900,000	5.000%, 02/15/29 Series 2022	NR/AAA/NR	$ 1,031,220
	Canyons School District Utah (School Board Guaranty Program)
1,000,000	5.000%, 06/15/31 Series 2022	Aaa/NR/AAA	1,197,380
	Clark County, Nevada School District Limited Tax
1,500,000	3.000%, 06/15/37 Series B AGMC Insured	A1/AA/NR	1,327,185
1,645,000	5.000%, 06/15/28 Series D	A1/A+/NR	1,748,783
1,100,000	4.000%, 06/15/30 Series D	A1/A+/NR	1,119,305
	Deuel, South Dakota School District 19-4 Limited Tax COP
875,000	2.000%, 08/01/29 Series 2022	NR/AA+/NR	815,097
	Houston, Texas Independent School District, Harris County, Limited Tax
1,250,000	5.000%, 02/15/24 Series 2023A PSF Guaranteed	Aaa/AAA/NR	1,275,750
	Lewis County, Washington School District No. 302 Chehalis (School Board Guaranty Program)
1,000,000	5.000%, 12/01/34	Aaa/NR/NR	1,046,590
	Lewis & Thurston Counties, Washington School District No. 401 Centalia (School Board Guaranty Program)
730,000	5.000%, 12/01/35	Aaa/NR/NR	785,027
	Little Elm, Texas Independent School District, Denton County, Unlimited Tax
1,960,000	5.000%, 08/15/24 Series 2023	NR/AA-/AA-	2,022,544
	Lockhart, Texas Independent School District, Caldwell County, Unlimited Tax
500,000	5.000%, 08/01/33 Series 2023	Aaa/NR/AAA	513,575
	Minnehaha County, South Dakota COP Limited Tax
400,000	3.000%, 12/01/29 Series 2022A	Aa1/NR/NR	403,116

11  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (continued)
	Port Arthur, Texas Independent School District Unlimited Tax
$ 1,000,000	4.000%, 02/15/35 Series 2021 AGMC Insured	NR/AA/A+	$ 1,064,840
	Washoe County, Nevada School District Limited Tax Improvement
1,000,000	4.000%, 10/01/34 Series 2020A	Aa3/AA/NR	1,058,300
	Weatherford, Texas Independent School District Unlimited Tax Refunding
530,000	zero coupon, 02/15/28 Series 2019 PSF Guaranteed	Aaa/NR/NR	462,828
	Total Public Schools		15,871,540

	State (1.0%)
	Texas State Water Financial Assistance
1,000,000	5.000%, 08/01/30 Series E	Aaa/AAA/AAA	1,054,160
	Utah State
1,000,000	5.000%, 07/01/28	Aaa/AAA/AAA	1,108,210
1,000,000	5.000%, 07/01/29	Aaa/AAA/AAA	1,108,210
	Total State		3,270,580

	Water and Sewer (0.3%)
	Central Utah Water Conservancy District Limited Tax
700,000	5.000%, 04/01/34 Series 2022A	NR/AA+/AA+	864,689
	Total General Obligation Bonds		31,254,384

	Revenue Bonds (85.7%)
	Airport (7.0%)
	Brownsville, Texas Combination Tax and Airport, Certificates of Obligation
500,000	5.000%, 02/15/28 AMT Series 2018	Aa3/AA/NR	529,830
	Broward County, Florida Port Facilities
1,000,000	4.000%, 09/01/38 AMT Series B	A1/A/NR	1,001,950
	Clark County, Nevada Airport System Junior Subordinate Lien
745,000	5.000%, 07/01/26 AMT Series 2021 B	A1/NR/A+	785,126

12  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Airport (continued)
	Greater Orlando, Florida Aviation Authority Airport Facilities
$ 675,000	5.000%, 10/01/31 AMT Series 2022A	Aa3/AA-/AA-	$ 768,690
	Hillsborough County, Florida Aviation Authority Airport, Tampa International Airport
1,500,000	5.000%, 10/01/28 AMT Series 2022A	Aa3/NR/AA-	1,643,775
	Houston, Texas Airport System Subordinate Lien Refunding
1,000,000	5.000%, 07/01/29 AMT Series C	A1/NR/A+	1,080,660
	Metropolitan Washington District of Columbia Airport Authority System, Revenue Refunding
1,000,000	5.000%, 10/01/38 AMT Series 2019A	Aa3/AA-/AA-	1,068,070
	Miami-Dade County, Florida Aviation Revenue Refunding
1,000,000	5.000%, 10/01/34 AMT Series 2014A	A1/A/A+	1,011,520
	Miami-Dade County, Florida Seaport Revenue Refunding
1,000,000	5.000%, 10/01/30 AMT Series 2022A	A3/NR/A	1,114,070
	Salt Lake City, Utah Airport Revenue, Salt Lake City International Airport
1,000,000	5.000%, 07/01/26 AMT Series A	A2/A/NR	1,056,710
1,000,000	5.000%, 07/01/27 AMT Series A	A2/A/NR	1,070,550
1,000,000	5.000%, 07/01/28 AMT Series A	A2/A/NR	1,085,610
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A/NR	1,082,170
1,000,000	5.000%, 07/01/29 AMT Series A	A2/A/NR	1,095,730
3,100,000	5.000%, 07/01/30 AMT Series A	A2/A/NR	3,296,881
1,000,000	5.000%, 07/01/47 AMT Series A	A2/A/NR	1,021,900
1,240,000	5.000%, 07/01/30 Series B	A2/A/NR	1,342,709
850,000	5.000%, 07/01/31 Series B	A2/A/NR	920,006
500,000	5.000%, 07/01/31 Series B	A2/A/NR	557,120
1,525,000	5.000%, 07/01/37 Series B	A2/A/NR	1,608,829
	Total Airport		23,141,906

13  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (10.2%)
	Utah State Charter School Finance Authority Entheos Academy (School Board Guaranty Program)
$ 1,375,000	4.000%, 10/15/30 Series 2020A	Aa2/NR/NR	$ 1,422,809
	Utah State Charter School Finance Authority George Washington Academy
1,500,000	5.000%, 04/15/35 Series 2015	NR/AA/NR	1,520,715
	Utah State Charter School Finance Authority Good Foundations Academy
235,000	4.750%, 11/15/24 Series A 144A	NR/NR/NR*	234,015
1,655,000	5.550%, 11/15/34 Series A 144A	NR/NR/NR*	1,655,397
3,280,000	5.850%, 11/15/44 Series A 144A	NR/NR/NR*	3,279,902
	Utah State Charter School Finance Authority Lakeview Academy
1,300,000	5.000%, 10/15/35 Series 2015	NR/AA/NR	1,343,927
	Utah State Charter School Finance Authority Legacy Preparatory Academy
300,000	4.000%, 04/15/24	NR/AA/NR	302,517
1,710,000	5.000%, 04/15/29	NR/AA/NR	1,756,495
1,000,000	4.000%, 04/15/32 Series 2022	NR/AA/NR	1,031,240
1,000,000	4.000%, 04/15/37 Series 2022	NR/AA/NR	991,070
	Utah State Charter School Finance Authority Monticello Academy (School Board Guaranty Program)
1,000,000	5.000%, 04/15/37 Series 2014	NR/AA/NR	1,016,120
	Utah State Charter School Finance Authority Ogden Preparatory Academy (School Board Guaranty Program)
150,000	4.000%, 10/15/23	NR/AA/NR	150,083
260,000	4.000%, 10/15/24	NR/AA/NR	260,112
	Utah State Charter School Finance Authority Providence Hall
1,000,000	4.000%, 10/15/46 Series 2021A	Aa2/NR/NR	928,080
	Utah State Charter School Finance Authority Quest Academy
500,000	5.000%, 04/15/37	NR/AA/NR	515,225

14  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Utah State Charter School Finance Authority Salt Lake Arts Academy (School Board Guaranty Program)
$ 1,000,000	3.000%, 04/15/40 Series 2020A	NR/AA/NR	$ 818,010
	Utah State Charter School Finance Authority Spectrum Academy
625,000	4.000%, 04/15/33 Series 2020	Aa2/NR/NR	637,469
655,000	4.000%, 04/15/34 Series 2020	Aa2/NR/NR	665,467
	Utah State Charter School Finance Authority Utah Charter Academies
500,000	5.000%, 10/15/25 Series 2018	NR/AA/NR	523,075
500,000	5.000%, 10/15/27 Series 2018	NR/AA/NR	540,045
475,000	5.000%, 10/15/28 Series 2018	NR/AA/NR	512,273
	Utah State Charter School Finance Authority Venture Academy
285,000	4.000%, 10/15/24	NR/AA/NR	287,559
855,000	5.000%, 10/15/29	NR/AA/NR	878,880
1,095,000	5.000%, 10/15/34	NR/AA/NR	1,120,579
1,095,000	5.000%, 10/15/38	NR/AA/NR	1,113,100
	Utah State Charter School Finance Authority Vista School
1,080,000	4.000%, 10/15/35	Aa2/NR/NR	1,087,625
	Utah State Charter School Finance Authority Voyage Academy
670,000	5.000%, 03/15/27 144A	NR/NR/NR*	670,034
2,440,000	5.500%, 03/15/37 144A	NR/NR/NR*	2,440,073
4,785,000	5.600%, 03/15/47 144A	NR/NR/NR*	4,710,450
	Utah State Charter School Finance Authority Wasatch Peak Academy Project (School Board Guaranty Program)
740,000	5.000%, 10/15/29	NR/AA/NR	740,718
700,000	5.000%, 10/15/36	NR/AA/NR	700,567
	Total Charter Schools		33,853,631

15  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Electric (5.8%)
	Consolidated Wyoming Municipalities Electric Facilities Improvement Lease, Gillette
$ 1,000,000	5.000%, 06/01/31	A1/AA-/NR	$ 1,023,920
250,000	5.250%, 06/01/37	NR/AA-/NR	285,838
	Heber Light & Power Co., Utah Electric Revenue
500,000	4.000%, 12/15/36 Series 2019 AGMC Insured	A1/AA/AA-	515,855
645,000	4.000%, 12/15/38 Series 2019 AGMC Insured	A1/AA/AA-	659,403
285,000	5.000%, 12/15/24 Series 2023 BAMAC Insured	A2/AA/AA-	296,143
500,000	5.000%, 12/15/36 Series 2023 BAMAC Insured	A2/AA/AA-	571,180
	Intermountain Power Agency, Utah Power Supply Revenue
250,000	5.000%, 07/01/30	Aa3/NR/AA-	294,617
375,000	5.000%, 07/01/33	Aa3/NR/AA-	445,714
375,000	5.000%, 07/01/35	Aa3/NR/AA-	436,815
	Lehi, Utah Electric Utility Revenue
520,000	5.000%, 06/01/29	NR/A+/NR	584,189
850,000	5.000%, 06/01/31	NR/A+/NR	953,598
	Lower Colorado River Authority, Texas Transmission Contract Revenue
1,000,000	5.000%, 05/15/30	NR/A/A+	1,044,860
	San Antonio, Texas Electric & Gas Revenue System
1,250,000	4.000%, 02/01/33	Aa2/AA-/AA-	1,278,700
	Southeast Alaska Power Agency Electric Refunding & Improvement
1,170,000	5.250%, 06/01/30	NR/A/NR	1,212,974
	St. George, Utah Electric Revenue
380,000	5.000%, 06/01/26 Series 2016 AGMC Insured	A1/AA/NR	409,283
1,620,000	4.000%, 06/01/32 Series 2016 AGMC Insured	A1/AA/NR	1,689,125

16  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Electric (continued)
	Utah Associated Municipal Power System Revenue, Horse Butte Wind Project
$ 750,000	5.000%, 09/01/24 Series A	NR/A-/AA-	$ 773,910
445,000	5.000%, 09/01/25 Series A	NR/A-/AA-	469,769
375,000	5.000%, 09/01/30 Series 2017B	NR/A-/AA-	416,025
	Utah Associated Municipal Power System Revenue, Veyo Heat Recovery Project
795,000	5.000%, 03/01/30	NR/A/AA-	822,976
905,000	5.000%, 03/01/32	NR/A/AA-	934,802
745,000	5.000%, 03/01/34	NR/A/AA-	769,533
	Utah State Municipal Power Agency Power Supply System Revenue
330,000	5.000%, 07/01/23	NR/A+/AA-	331,818
2,900,000	5.000%, 07/01/38 Series B	NR/A+/AA-	3,075,479
	Total Electric		19,296,526

	Healthcare (0.6%)
	Hale Center, Texas Educational Facilities Corporation, Wayland Baptist University
700,000	5.000%, 03/01/29 Series 2022	NR/BBB+/NR	745,773
	Miami-Dade County, Florida Public Facilities, Jackson Health System
1,000,000	5.000%, 06/01/29 Series A	Aa2/A+/AA-	1,044,060
	Utah County, Hospital Revenue, IHC Health Services
300,000	4.000%, 05/15/51 Series 2016E VRDO***	Aa1/AA+/NR	300,000
	Total Healthcare		2,089,833

	Higher Education (8.0%)
	Salt Lake County, Utah Westminster College Project
1,970,000	5.000%, 10/01/25	NR/BBB-/NR	2,021,515
955,000	5.000%, 10/01/28	NR/BBB-/NR	981,606
1,845,000	5.000%, 10/01/29	NR/BBB-/NR	1,923,136
1,005,000	5.000%, 10/01/29	NR/BBB-/NR	1,031,894
1,055,000	5.000%, 10/01/30	NR/BBB-/NR	1,082,103

17  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	South Dakota Board of Regents, Housing & Auxiliary Facilities System
$ 500,000	5.000%, 04/01/28	A1/NR/NR	$ 539,225
	University of South Florida Financing Corp., Florida COP Refunding Master Lease Program
1,000,000	5.000%, 07/01/31 Series A	A1/A+/NR	1,049,650
	Utah State Board of Higher Education, University of Utah Green Bond
1,000,000	5.000%, 08/01/39 Series 2022B	Aa1/AA+/NR	1,145,310
	Utah State Board of Regents, Dixie State University
1,800,000	5.000%, 06/01/30 AGMC Insured	NR/AA/NR	1,878,084
660,000	5.000%, 06/01/35 Series B AGMC Insured	NR/AA/NR	710,180
690,000	5.000%, 06/01/36 Series B AGMC Insured	NR/AA/NR	737,527
1,375,000	3.000%, 06/01/36 Series 2019	NR/AA/NR	1,272,191
	Utah State Board of Regents Lease Revenue
120,000	4.650%, 05/01/23 AMBAC Insured	NR/AA/NR	120,173
	Utah State Board of Regents, Student Building Fee, Salt Lake Community College
1,295,000	5.000%, 03/01/26 Series 2018	NR/AA/NR	1,352,576
1,000,000	5.000%, 03/01/27 Series 2018	NR/AA/NR	1,043,130
	Utah State Board of Regents, Student Facilities System Revenue, Weber State University
750,000	5.000%, 04/01/29 AGMC Insured	NR/AA/NR	845,535
1,000,000	3.000%, 04/01/35 Series 2021 BAMAC Insured	NR/AA/NR	957,930

18  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (continued)
	Utah State Board of Regents, University of Utah
$ 500,000	5.000%, 08/01/29 Series A	Aa1/AA+/NR	$ 551,745
480,000	5.000%, 08/01/33 Series A	Aa1/AA+/NR	503,669
600,000	5.000%, 08/01/35 Series A	Aa1/AA+/NR	627,792
500,000	4.000%, 08/01/36 Series A	Aa1/AA+/NR	507,900
1,000,000	5.000%, 08/01/35 Series B-1	Aa1/AA+/NR	1,074,260
1,500,000	5.000%, 08/01/36 Series B-1	Aa1/AA+/NR	1,607,430
	Utah State Board of Regents, Utah State University
1,105,000	4.000%, 12/01/30 Series B	NR/AA/NR	1,140,857
2,055,000	3.000%, 12/01/36 Series B	NR/AA/NR	1,904,738
	Total Higher Education		26,610,156

	Housing (1.8%)
	South Dakota Housing Development Authority Homeownership Mortgage
250,000	1.000%, 05/01/26 Series 2020C	Aaa/AAA/NR	233,997
500,000	1.350%, 05/01/28 Series 2020C	Aaa/AAA/NR	452,745
500,000	1.400%, 11/01/28 Series 2020C	Aaa/AAA/NR	449,880
	Utah Housing Corporation Single Family Mortgage
5,000	4.500%, 01/01/24 Series A Class III	Aa3/AA+/AA	5,002
575,000	4.600%, 07/01/34 Series B-1 Class I	Aaa/AAA/AAA	575,466
20,000	4.625%, 07/01/32 Series B-1 Class II	Aa2/AA+/AA	20,019
2,805,000	3.850%, 01/01/31 AMT Series D Class III FHA Insured	Aa3/AA/AA	2,775,155
470,000	4.000%, 01/01/36 Series D FHA Insured	Aa3/AA/AA	467,180
	Vancouver, Washington Housing Authority, Anthem Park and Columbia House Projects
500,000	4.000%, 06/01/35 Series 2020	NR/AA/NR	506,860
500,000	3.000%, 06/01/38 Series 2020	NR/AA/NR	435,945
	Total Housing		5,922,249

19  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (18.1%)
	Alaska State Municipal Bond Bank
$ 540,000	5.000%, 02/01/30 AMT	NR/A+/A	$ 583,027
565,000	5.000%, 02/01/31 AMT	NR/A+/A	607,149
590,000	5.000%, 02/01/32 AMT	NR/A+/A	630,734
215,000	5.000%, 12/01/23 AMT 2023 Series Two	A1/A+/NR	217,507
250,000	5.000%, 12/01/37 AMT 2023 Series Two	A1/A+/NR	268,992
	Bluffdale, Utah Local Building Authority Lease Revenue
1,215,000	4.000%, 03/01/35	Aa2/NR/NR	1,225,072
	CIVICVentures, Alaska Revenue Refunding, Anchorage Convention Center
1,000,000	5.000%, 09/01/28	NR/A+/AA-	1,024,100
1,000,000	5.000%, 09/01/29	NR/A+/AA-	1,024,100
	Downtown Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	5.000%, 09/01/30 BAMI Insured	NR/AA/NR	1,056,610
	Eagle Mountain, Utah Special Assessment Area
165,000	5.250%, 05/01/28 Series 2013	NR/AA-/NR	165,224
	Harris County, Texas Sports Refunding Senior Lien
300,000	5.000%, 11/15/30 Series A	A3/BBB/NR	308,361
	Jacksonville, Florida Special Revenue Bonds
1,000,000	5.250%, 10/01/37 Series 2022C	NR/AA/AA-	1,164,100
	Jacksonville, Florida Special Revenue and Refunding Bonds
1,015,000	5.250%, 10/01/32 Series A	Aa2/AA/AA-	1,029,098
	Lehi, Utah Local Building Authority Lease Revenue
300,000	5.000%, 06/15/29 Series 2022	NR/AA-/AA+	340,422
500,000	5.000%, 06/15/30 Series 2022	NR/AA-/AA+	576,205
225,000	5.250%, 06/15/37 Series 2022	NR/AA-/AA+	258,266

20  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Manatee County, Florida Revenue Improvement & Refunding
$ 500,000	5.250%, 10/01/34 Series 2022C	Aaa/NR/AA+	$ 606,835
	Matanuska-Susitna Borough, Alaska Lease Revenue Refunding, Goose Creek Correctional Center
735,000	5.000%, 09/01/32 Series 2015	A1/A+/A	765,069
	Mesquite, Nevada New Special Improvement District
85,000	5.500%, 08/01/25	NR/NR/NR*	85,315
	Midvale, Utah Redevelopment Agency Tax Increment & Sales Tax Revenue Refunding
750,000	5.000%, 05/01/28	NR/AA+/NR	817,350
1,230,000	5.000%, 05/01/31	NR/AA+/AA	1,359,211
1,000,000	5.000%, 05/01/32	NR/AA+/NR	1,083,770
	Murray City, Utah Municipal Building Authority Lease Revenue
380,000	4.000%, 12/01/30 Series 2020	Aa3/NR/NR	416,662
480,000	4.000%, 12/01/31 Series 2020	Aa3/NR/NR	524,981
300,000	4.000%, 12/01/32 Series 2020	Aa3/NR/NR	326,313
	Old Spanish Trail/Almeda Corridors Redevelopment Authority, Texas Tax Increment Contract Revenue
1,000,000	4.000%, 09/01/35 BAMI Insured	NR/AA/NR	1,052,730
	Orange County, Florida Tourist Development Tax Revenue Refunding
1,000,000	5.000%, 10/01/30	Aa2/AA-/AA	1,053,560
	Pennington County, South Dakota COP Limited Tax
1,000,000	5.000%, 12/01/46 Series 2022A	Aa1/NR/NR	1,085,380
	Saint George Place, Texas Redevelopment Authority Tax Increment Contract
605,000	4.000%, 09/01/30 AGMC Insured	A1/AA/NR	623,223

21  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Salt Lake City, Utah Local Building Authority Lease Revenue
$ 330,000	4.000%, 10/15/23 Series A	Aa1/NR/AA+	$ 332,554
600,000	5.000%, 04/15/32 Series A	Aa1/NR/NR	653,796
395,000	4.000%, 04/15/32 Series A	Aa1/NR/NR	409,967
425,000	4.000%, 04/15/34 Series A	Aa1/NR/NR	439,225
1,075,000	5.000%, 04/15/35 Series A	Aa1/NR/NR	1,161,548
460,000	4.000%, 04/15/36 Series A	Aa1/NR/NR	469,876
	Salt Lake City, Utah Mosquito Abatement District Local Building Authority Lease Revenue
730,000	5.000%, 02/15/29	Aa3/NR/NR	798,620
810,000	5.000%, 02/15/31	Aa3/NR/NR	879,020
	Salt Lake City, Utah Municipal Building Authority Lease Revenue
975,000	4.000%, 01/15/34	NR/AA+/AA+	1,053,799
	South Jordan, Utah Special Assessment (Daybreak Assessment Area No. 1)
945,000	4.000%, 11/01/27	NR/AA+/NR	996,465
1,190,000	4.000%, 11/01/28	NR/AA+/NR	1,252,415
1,035,000	4.000%, 11/01/30	NR/AA+/NR	1,086,988
	South Salt Lake, Utah Redevelopment Agency Excise Tax & Tax Increment Revenue Refunding
1,000,000	4.000%, 11/01/28 Series 2020	NR/AA/NR	1,061,510
1,035,000	4.000%, 11/01/29 Series 2020	NR/AA/NR	1,109,458
1,080,000	4.000%, 11/01/30 Series 2020	NR/AA/NR	1,166,627
	St. Augustine, Florida Capital Improvement Refunding
500,000	5.000%, 10/01/34	Aa2/AA/AA-	505,820
	St. Lucie County, Florida School Board COP Master Lease Program
300,000	5.000%, 07/01/30 Series A	A1/A/A+	301,515

22  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	Tooele County, Utah Municipal Building Authority Lease Revenue Cross-Over
$ 850,000	4.000%, 12/15/28	NR/AA-/NR	$ 909,101
885,000	4.000%, 12/15/29	NR/AA-/NR	943,516
920,000	4.000%, 12/15/30	NR/AA-/NR	978,963
	Unified Utah Fire Service Area Local Building Authority Lease Revenue
1,800,000	4.000%, 04/01/31	Aa2/NR/NR	1,956,042
2,350,000	4.000%, 04/01/32	Aa2/NR/NR	2,435,587
1,875,000	4.000%, 04/01/32	Aa2/NR/NR	2,025,638
	Vineyard Redevelopment Agency, Utah Tax Increment Revenue And Refunding Bonds
750,000	5.000%, 05/01/25 Series 2021 AGMC Insured	NR/AA/NR	785,288
350,000	4.000%, 05/01/33 Series 2021 AGMC Insured	NR/AA/NR	377,237
	Wasatch County, Utah Municipal Building Authority Lease Revenue
560,000	4.000%, 12/01/28 Series 2021	NR/AA-/NR	604,442
585,000	4.000%, 12/01/29 Series 2021	NR/AA-/NR	638,516
605,000	4.000%, 12/01/30 Series 2021	NR/AA-/NR	665,131
	Washington County, Utah Municipal Building Authority Lease Revenue
500,000	5.000%, 10/01/32	Aa3/NR/NR	538,705
500,000	5.000%, 10/01/37	Aa3/NR/NR	530,300
	Weber County, Utah Special Assessment Summit Mountain Area
1,500,000	5.500%, 01/15/28	NR/AA/NR	1,503,000
3,870,000	5.750%, 01/15/33	NR/AA/NR	3,877,701
	West Jordan, Utah Municipal Building Authority Lease Revenue
1,000,000	5.000%, 10/01/29	Aa3/NR/NR	1,084,020
1,000,000	5.000%, 10/01/34	Aa3/NR/NR	1,074,990

23  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Local Public Property (continued)
	West Valley City, Utah Municipal Building Authority Lease Revenue Refunding
$ 900,000	4.000%, 02/01/33 AGMC Insured	NR/AA/AA-	$ 929,043
1,000,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	1,070,660
300,000	5.000%, 02/01/34 AGMC Insured	NR/AA/AA-	336,543
810,000	4.000%, 02/01/38 AGMC Insured	NR/AA/AA-	817,177
	West Valley City, Utah Redevelopment Agency Revenue Refunding
1,885,000	5.000%, 11/01/36	NR/AA/NR	2,022,473
	Total Local Public Property		60,062,642

	Public Schools (3.6%)
	Alpine, Utah Local Building Authority School District Lease Revenue
985,000	4.000%, 03/15/28	Aa1/NR/NR	1,044,602
	Canyons School District Utah, Local Building Authority Lease
725,000	4.000%, 06/15/33 Series 2021	Aa1/NR/NR	786,342
750,000	4.000%, 06/15/34 Series 2021	Aa1/NR/NR	809,242
	Davis County, Utah Municipal Building Authority Crossover Refunding Lease Revenue
1,085,000	4.000%, 11/01/32 Series 2020	NR/AA/NR	1,177,963
	Duchesne School District Utah, Municipal Building Authority Lease
750,000	5.000%, 06/01/36 Series 2022	A2/NR/NR	811,117
750,000	4.000%, 06/01/38 Series 2022	A2/NR/NR	732,900
	Grand City, Utah Local Building Authority School District Lease Revenue
1,665,000	5.000%, 12/15/34 AGMC Insured	A1/AA/NR	1,746,485
	Ogden City, Utah Municipal Building Authority School District Lease Revenue
1,125,000	5.000%, 01/15/30	A1/NR/NR	1,242,799
1,315,000	5.000%, 01/15/31	A1/NR/NR	1,333,449
500,000	5.000%, 01/15/32 Series 2018	A1/NR/NR	549,275

24  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (continued)
	Provo City, Utah Municipal Building Authority School District Lease Revenue
$ 1,500,000	5.000%, 03/15/33 Series 2022	Aa3/NR/NR	$ 1,789,515
	Total Public Schools		12,023,689

	Sales Tax (15.8%)
	Draper, Utah Sales Tax Revenue
765,000	4.000%, 11/15/39 Series 2022	NR/AAA/NR	793,695
	Eagle Mountain, Utah Sales Tax Revenue
200,000	5.000%, 02/01/29 Series 2022	NR/AA+/NR	227,106
	Herriman City, Utah Sales & Franchise Tax Revenue Refunding
1,080,000	4.000%, 08/01/25 Series B	NR/AA+/NR	1,096,178
2,135,000	4.000%, 08/01/30 Series B	NR/AA+/NR	2,198,559
1,515,000	5.000%, 08/01/33 Series B	NR/AA+/NR	1,586,220
	Holladay, Utah Sales Tax Revenue
965,000	5.000%, 11/15/29 Series 2022	NR/AA+/NR	1,120,867
1,000,000	5.000%, 11/15/33 Series 2022	NR/AA+/NR	1,197,230
	Lehi, Utah Franchise & Sales Tax Revenue (Broadband Project)
985,000	5.000%, 02/01/27 Series 2021 AGMC Insured	NR/AA/NR	1,079,225
1,000,000	4.000%, 02/01/32 Series 2021 AGMC Insured	NR/AA/NR	1,098,610
1,000,000	4.000%, 02/01/33 Series 2021 AGMC Insured	NR/AA/NR	1,091,400
500,000	4.000%, 02/01/34 Series 2021 AGMC Insured	NR/AA/NR	541,910
500,000	4.000%, 02/01/35 Series 2021 AGMC Insured	NR/AA/NR	536,560
	Lehi, Utah Sales Tax Revenue
1,220,000	4.000%, 06/01/35 Series 2019	NR/AA+/NR	1,285,099
	Lindon, Utah Sales Tax Revenue
575,000	4.000%, 07/15/31 Series 2015	NR/AA-/NR	588,570

25  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Mapleton City, Utah Municipal Energy Sales & Sales Tax & Telecommunications Fee
$ 1,085,000	3.000%, 06/15/31 Series 2021	NR/A+/NR	$ 1,079,618
780,000	3.000%, 06/15/33 Series 2021	NR/A+/NR	767,504
1,255,000	3.000%, 06/15/36 Series 2021	NR/A+/NR	1,160,135
	Miami-Dade County, Florida Transit System Sales Surtax Revenue
1,000,000	5.000%, 07/01/34	A1/AA/AA	1,047,070
	Ogden City, Utah Franchise Tax Revenue
1,625,000	3.000%, 01/15/31	NR/AA/NR	1,619,036
	Providence City, Utah Franchise & Sales Tax Revenue
1,270,000	3.000%, 03/01/29 Series 2021	NR/A-/NR	1,265,555
	Reno, Nevada Sales Tax Revenue, First Lien, ReTRAC-Reno Transportation Rail Access Corridor Project
500,000	5.000%, 06/01/26	A3/NR/NR	526,835
	Riverton City, Utah Franchise & Sales Tax Revenue
750,000	4.000%, 06/01/30	NR/AA+/AAA	770,310
	Salt Lake County, Utah Sales Tax Revenue
525,000	5.000%, 02/01/24 Series 2012A	NR/AAA/AAA	525,950
	South Jordan, Utah Redevelopment Agency Subordinated Sales Tax & Tax Increment Revenue
1,000,000	5.000%, 04/01/29	NR/AA/AAA	1,045,360
	Spearfish, South Dakota Sales Tax Revenue
975,000	4.000%, 12/15/29 Series 2022	A1/NR/NR	1,039,116
	Summit County, Utah Transportation Sales Tax Revenue
1,200,000	4.000%, 12/15/28 Series 2018	NR/AA/NR	1,258,560
1,450,000	4.000%, 12/15/29 Series 2018	NR/AA/NR	1,519,643

26 |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (continued)
	Utah County, Utah Excise Tax Revenue Refunding
$ 1,690,000	4.000%, 12/01/36 Series 2020	NR/AA+/NR	$ 1,757,161
	Utah County, Utah Transportation Sales Tax Revenue Refunding
3,315,000	4.000%, 12/01/35 Series 2021	NR/AA-/NR	3,500,673
	Utah Infrastructure Agency Telecommunications & Sales Tax, West Haven
1,200,000	5.000%, 10/15/35 Series 2022	NR/AA-/NR	1,377,192
	Utah Transit Authority Sales Tax Revenue
2,950,000	4.000%, 12/15/34 Series A	Aa2/AA+/AA	3,127,384
3,440,000	4.000%, 12/15/37 Series A	Aa2/AA+/AA	3,514,717
3,580,000	4.000%, 12/15/38 Series A	Aa2/AA+/AA	3,647,125
	Utah Transit Authority Sales Tax Revenue Subordinated
1,000,000	5.000%, 12/15/32	Aa3/AA/AA	1,121,490
	Utah Transit Authority Sales Tax Revenue Subordinated, Capital Appreciation
3,000,000	zero coupon, 12/15/32	Aa3/AA/AA	2,148,510
	Watertown, South Dakota Sales Tax Revenue
1,110,000	3.000%, 12/01/34 Series 2021	NR/A/NR	1,103,240
215,000	5.000%, 12/01/23 Series 2022A BAMI Insured	NR/AA/NR	218,141
335,000	5.000%, 12/01/24 Series 2022A BAMI Insured	NR/AA/NR	347,673
350,000	5.000%, 12/01/25 Series 2022A BAMI Insured	NR/AA/NR	371,805
	West Valley City, Utah Sales Tax Revenue Capital Appreciation Bonds, Refunding
3,500,000	zero coupon, 07/15/35	NR/AA+/NR	1,944,285
	Total Sales Tax		52,245,317

27  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State Agency (4.6%)
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Cedar Hills Project
$ 1,230,000	4.000%, 10/15/32 Series 2022	NR/A+/NR	$ 1,302,324
905,000	4.000%, 10/15/37 Series 2022	NR/A+/NR	914,711
1,125,000	4.250%, 10/15/42 Series 2022	NR/A+/NR	1,121,355
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Clearfield City
315,000	5.000%, 10/15/25 Series 2020	NR/A+/NR	331,578
335,000	5.000%, 10/15/26 Series 2020	NR/A+/NR	360,406
350,000	5.000%, 10/15/27 Series 2020	NR/A+/NR	383,303
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Layton City
500,000	5.000%, 10/15/30 Series 2018	NR/A+/NR	555,690
	Utah Infrastructure Agency Telecommunications & Franchise Tax, Payson City
485,000	5.000%, 10/01/29 Series 2019	NR/A+/NR	532,714
640,000	4.000%, 10/01/34 Series 2019	NR/A+/NR	662,400
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Santa Clara Project
1,180,000	4.000%, 10/15/32 Series 2022	NR/A/NR	1,244,865
1,010,000	4.000%, 10/15/37 Series 2022	NR/A/NR	1,017,171
	Utah Infrastructure Agency Telecommunications, Franchise & Sales Tax, Syracuse City Project
1,000,000	4.000%, 10/15/30 Series 2021	NR/AA-/NR	1,080,700
	Utah State Building Ownership Authority Lease Revenue State Facilities Master Lease Program
1,000,000	5.000%, 05/15/24	Aa1/AA+/NR	1,027,080
905,000	4.000%, 05/15/29	Aa1/AA+/NR	966,350
1,775,000	3.000%, 05/15/29	Aa1/AA+/NR	1,769,356
1,000,000	3.000%, 05/15/29	Aa1/AA+/NR	996,820
940,000	4.000%, 05/15/30	Aa1/AA+/NR	1,000,724
	Total State Agency		15,267,547

28  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (0.4%)
	Pharr, Texas International Toll Bridge System Revenue
$ 1,000,000	4.000%, 08/15/35 Series 2021	A2/A/NR	$ 1,025,680
	Utah Transit Authority Sales Tax & Transportation Revenue
195,000	5.250%, 06/15/32 AGMC Insured	Aa2/AA+/AA	235,223
	Total Transportation		1,260,903

	Water and Sewer (9.8%)
	Brian Head, Utah Water Revenue Refunding
720,000	3.000%, 04/01/36 Series 2021 AGMC Insured	NR/AA/NR	678,888
	Central Utah Water Conservancy District Refunding
1,785,000	5.000%, 10/01/37 Series 2020D	NR/AA+/AA+	2,021,798
1,000,000	4.000%, 10/01/38 Series 2020D	NR/AA+/AA+	1,023,640
	Central Valley, Utah Water Reclamation Facility, Green Bond
1,215,000	3.000%, 03/01/32 Series 2021B	NR/AA/AA	1,234,817
1,255,000	3.000%, 03/01/33 Series 2021B	NR/AA/AA	1,263,760
1,090,000	3.000%, 03/01/34 Series 2021B	NR/AA/AA	1,087,264
	Eagle Mountain, Utah Water & Sewer Revenue Refunding
420,000	4.000%, 11/15/24 Series A BAMI Insured	NR/AA/NR	429,526
	El Paso, Texas Water & Sewer Revenue Refunding
1,000,000	4.500%, 03/01/31 Series C	NR/AA+/AA+	1,029,960
	Fairview City, Utah Water & Sewer Revenue Refunding
725,000	4.000%, 06/15/46 Series 2022	NR/BBB/NR	644,264
	Florida State Governmental Utility Authority Refunding Revenue Bonds (Lehigh Utility System)
500,000	5.000%, 10/01/31 Series 2014 AGMC Insured	A1/AA/NR	516,790

29 |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Hooper, Utah Water Improvement District Revenue Refunding
$ 1,000,000	4.000%, 06/15/34 Series 2019	NR/AA-/NR	$ 1,044,010
220,000	4.000%, 06/15/39 Series 2019	NR/AA-/NR	222,719
	Jordan Valley, Utah Water Conservancy District Revenue
1,000,000	5.000%, 10/01/26 Series B	NR/AA+/AA+	1,090,670
1,000,000	4.000%, 10/01/32 Series B	NR/AA+/AA+	1,058,760
	Jordanelle, Utah Special Service District
299,000	6.000%, 11/15/23	NR/NR/NR*	297,311
	Lakewood, Washington Water District, Pierce County
750,000	4.000%, 12/01/37 Series 2019A AMT	NR/AA/NR	759,967
	Okaloosa County, Florida Water and Sewer Revenue
1,000,000	5.000%, 07/01/30	Aa2/NR/AA+	1,050,190
	Orem, Utah Water, Sewer and Storm Sewer
540,000	4.000%, 07/15/34 Series 2021A	NR/AA+/AAA	588,854
	Park City, Utah Water Revenue Green Bonds
1,000,000	3.000%, 12/15/33 Series 2020	Aa2/AA/NR	1,005,570
	Pleasant Grove City, Utah Storm Water Revenue Refunding
205,000	4.000%, 07/15/27 Series 2020 BAMI Insured	NR/AA/NR	217,782
370,000	4.000%, 07/15/28 Series 2020 BAMI Insured	NR/AA/NR	398,409
485,000	4.000%, 07/15/29 Series 2020 BAMI Insured	NR/AA/NR	528,766
510,000	4.000%, 07/15/30 Series 2020 BAMI Insured	NR/AA/NR	558,506
525,000	4.000%, 07/15/31 Series 2020 BAMI Insured	NR/AA/NR	570,859
	Randall, South Dakota Community Water District
1,030,000	5.000%, 12/01/37 Series 2023	NR/A/NR	1,151,725

30  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Salt Lake City, Utah Public Utilities Revenue
$ 1,000,000	5.000%, 02/01/32	Aa1/AAA/NR	$ 1,065,700
1,400,000	5.000%, 02/01/33	Aa1/AAA/NR	1,490,412
1,000,000	5.000%, 02/01/35	Aa1/AAA/NR	1,060,090
500,000	4.000%, 02/01/37	Aa1/AAA/NR	522,685
500,000	4.000%, 02/01/38	Aa1/AAA/NR	513,140
	San Jacinto, Texas River Authority Woodlands Waste Disposal
1,000,000	5.000%, 10/01/30 BAMI Insured	NR/AA/NR	1,008,510
	Utah Water Finance Agency Revenue
950,000	4.000%, 03/01/33	NR/AA/AA+	996,484
1,000,000	4.000%, 03/01/34	NR/AA/AA	1,066,240
1,000,000	5.000%, 03/01/35	NR/AA/AA	1,082,250
1,295,000	5.000%, 03/01/38	NR/AA/AA	1,427,129
	Weber Basin, Utah Water Conservancy District Refunding
915,000	4.000%, 10/01/31 Series A	NR/AA+/AAA	925,605
	West Harris County, Texas Regional Water Authority
815,000	5.000%, 12/15/26 Series A	A1/AA-/A+	866,166
	Total Water and Sewer		32,499,216
	Total Revenue Bonds		284,273,615

	Pre-Refunded Bonds\Escrowed to Maturity Bonds (2.0%)††
	Pre-Refunded General Obligation Bonds (0.7%)
	City and County (0.3%)
	Miami Gardens, Florida
1,000,000	5.000%, 07/01/29	Aa3/A+/NR	1,028,800

31  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Public Schools (0.4%)
	Leander Independent School District, Texas (Williamson & Travis Counties) Unlimited Tax School Building
$ 2,035,000	zero coupon, 08/15/47 Series 2014 C PSF Guaranteed	NR/NR/NR*	$ 558,974
	Wylie, Texas Independent School District Capital Appreciation
1,000,000	zero coupon, 08/15/32 PSF Guaranteed	Aaa/NR/NR	720,540
	Total Public Schools		1,279,514
	Total Pre-Refunded General Obligation Bonds		2,308,314

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (1.3%)
	Charter Schools (0.3%)
	Utah State Charter School Finance Authority Legacy Preparatory Academy
140,000	4.000%, 04/15/24 ETM	NR/NR/NR*	142,052
820,000	5.000%, 04/15/29	NR/NR/NR*	850,611
	Total Charter Schools		992,663

	Electric (0.2%)
	Wyoming Municipal Power Agency Power Supply System Revenue
665,000	5.000%, 01/01/27 Series A BAMI Insured ETM	NR/NR/NR*	726,193

	Healthcare (0.3%)
	Brevard County, Florida Health Facilities Authority Health First Inc. Project
750,000	5.000%, 04/01/30	A2/A/NR	763,080

32  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Sales Tax (0.5%)
	Utah Transit Authority Sales Tax Revenue
$ 1,560,000	5.000%, 06/15/37 Series A	Aa3/AA/NR	$ 1,648,312
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		4,130,248
	Total Pre-Refunded\Escrowed to Maturity Bonds		6,438,562
	Total Municipal Bonds (cost $329,282,919)		321,966,561

Shares	Short-Term Investment (1.9%)
6,433,153	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 4.69%** (cost $6,433,153)	Aaa-mf/AAAm/NR	6,433,153

	Total Investments (cost $335,716,072 - note 4)	99.0%	328,399,714
	Other assets less liabilities	1.0	3,429,665
	Net Assets	100.0%	$ 331,829,379

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	6.8%
Pre-refunded bonds\ETM bonds††	2.0
Aa of Moody's or AA of S&P or Fitch	67.6
A of Moody's or S&P or Fitch	16.9
BBB of S&P	2.6
Not Rated*	4.1
100.0%

33  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BAMI - Build America Mutual Insurance

COP - Certificates of Participation

ETM - Escrowed to Maturity

FHA - Federal Housing Administration

IHC - Intermountain Health Care

NR - Not Rated

PSF - Permanent School Fund

VRDO – Variable Rate Demand Obligation

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate demand obligations (VRDOs) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities amounted to a value of $12,989,871 or 3.9% of net assets.

See accompanying notes to financial statements.

34  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2023

ASSETS
Investments at value (cost $335,716,072)	$328,399,714
Interest receivable	4,106,742
Receivable for Fund Shares sold	286,257
Receivable for investment securities sold	50,000
Other assets	44,029
Total assets	332,886,742

LIABILITIES
Payables:
Fund shares redeemed	640,017
Management fee	136,276
Dividends	92,988
Transfer and shareholder servicing fees	73,022
Distribution and service fees payable	1,007
Other expenses	114,053
Total liabilities	1,057,363
NET ASSETS	$331,829,379

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$340,684
Additional paid-in capital	350,356,397
Total distributable earnings (losses)	(18,867,702)
$331,829,379
CLASS A
Net Assets	$178,488,860
Capital shares outstanding	18,348,127
Net asset value and redemption price per share	$9.73
Maximum offering price per share (100/97 of $9.73)	$10.03

CLASS C
Net Assets	$9,886,009
Capital shares outstanding	1,016,277
Net asset value and offering price per share	$9.73

CLASS F
Net Assets	$6,869,730
Capital shares outstanding	701,889
Net asset value, offering and redemption price per share	$9.79

CLASS Y
Net Assets	$136,584,780
Capital shares outstanding	14,002,124
Net asset value, offering and redemption price per share	$9.75

See accompanying notes to financial statements.

35  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2023

Investment Income
Interest income		$10,883,041

Expenses
Management fee (note 3)	$1,849,882
Distribution and service fee (note 3)	514,148
Transfer and shareholder servicing agent fees	185,265
Legal fees	121,870
Trustees’ fees and expenses (note 6)	116,949
Fund accounting fees	94,199
Registration fees and dues	42,903
Auditing and tax fees	28,400
Shareholders’ reports	27,280
Insurance	21,311
Custodian fees	15,741
Credit facility fees (note 10)	10,407
Compliance services (note 3)	9,817
Miscellaneous	25,617
Total expenses	3,063,789

Management fee waived (note 3)	(74,503)
Net expenses		2,989,286
Net investment income		7,893,755

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(6,769,413)
Change in unrealized appreciation (depreciation) on investments	(3,703,981)

Net realized and unrealized gain (loss) on investments		(10,473,394)
Net change in net assets resulting from operations		$(2,579,639)

See accompanying notes to financial statements.

36  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income	$7,893,755	$8,552,781
Realized gain (loss) from securities transactions	(6,769,413)	(2,624,580)
Change in unrealized appreciation (depreciation) on investments	(3,703,981)	(26,740,268)
Change in net assets resulting from operations	(2,579,639)	(20,812,067)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(4,194,934)	(4,259,623)

Class C Shares	(161,045)	(210,585)

Class F Shares	(204,897)	(134,309)

Class Y Shares	(3,563,470)	(3,948,171)
Change in net assets from distributions	(8,124,346)	(8,552,688)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	84,684,805	106,208,547
Reinvested dividends and distributions	7,002,338	7,420,222
Cost of shares redeemed	(186,239,548)	(126,549,085)
Change in net assets from capital share transactions	(94,552,405)	(12,920,316)

Change in net assets	(105,256,390)	(42,285,071)

NET ASSETS:
Beginning of period	437,085,769	479,370,840
End of period	$331,829,379	$437,085,769

See accompanying notes to financial statements.

37  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS MARCH 31, 2023

1. Organization

Aquila Tax-Free Fund For Utah (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on October 12, 2013, is the successor to Tax-Free Fund For Utah. Tax-Free Fund For Utah transferred all of its assets and liabilities in exchange for shares of the Fund on October 11, 2013 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Tax-Free Fund For Utah on September 17, 2013. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Tax-Free Fund For Utah received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in good faith by each Fund’s Board of Trustees. Rule 2a-5

38  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Aquila Municipal Trust Board has designated Aquila Investment Management LLC as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. Aquila Investment Management LLC as Valuation Designee, selects an appropriate methodology or methodologies for determining and calculating the fair value of Fund investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2023:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$6,433,153
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	321,966,561
Level 3 – Significant Unobservable Inputs	—
Total	$328,399,714
* See schedule of investments for a detailed listing of securities.

39  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.
e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2020 – 2022) or expected to be taken in the Fund’s 2023 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2023, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

40  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets.

The Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is currently in effect until September 30, 2023. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2023, the Fund incurred management fees of $1,849,882 of which $74,503 was waived.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2023, distribution fees on Class A Shares amounted to $392,394, of which the Distributor retained $15,278.

41  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares. For the year ended March 31, 2023, these payments amounted to $91,315. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $30,439. The total of these payments with respect to Class C Shares amounted to $121,754, of which the Distributor retained $29,883.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Utah, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2023, total commissions on sales of Class A Shares amounted to $38,442, of which the Distributor received $12,423.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2023, purchases of securities and proceeds from the sales of securities aggregated $44,787,245 and $137,080,985, respectively.

At March 31, 2023, the aggregate tax cost for all securities was $335,716,072. At March 31, 2023, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,981,848 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $9,298,206, for a net unrealized depreciation of $7,316,358.

42  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

5. Portfolio Orientation

At least 50% of the Fund’s assets will always consist of obligations of Utah-based issuers. At March 31, 2023, the Fund had 76% of its portfolio holdings invested in municipal obligations of issuers within Utah. The Fund is also permitted to invest in tax-free municipal obligations of non-Utah-based issuers that are exempt from regular Federal income taxes and, pursuant to Utah statutory authority, the interest on which is currently exempt from Utah individual income taxes. There can be no certainty as to the ongoing exemption from Utah individual income tax of the interest of non-Utah-based issuers. Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Utah, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Utah and whatever effects these may have upon Utah issuers’ ability to meet their obligations.

6. Trustees’ Fees and Expenses

At March 31, 2023, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2023 was $112,622. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended March 31, 2023, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $4,327.

43  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	3,089,845	$29,799,037	2,830,581	$29,901,292
Reinvested dividends and distributions	376,276	3,624,290	352,591	3,706,334
Cost of shares redeemed	(7,600,622)	(73,208,173)	(4,467,167)	(46,921,757)
Net change	(4,134,501)	(39,784,846)	(1,283,995)	(13,314,131)

Class C Shares:
Proceeds from shares sold	145,689	1,402,613	217,099	2,297,467
Reinvested dividends and distributions	15,895	153,085	18,341	193,168
Cost of shares redeemed	(787,783)	(7,605,227)	(1,158,889)	(12,230,928)
Net change	(626,199)	(6,049,529)	(923,449)	(9,740,293)

Class F Shares:
Proceeds from shares sold	348,791	3,401,443	802,416	8,244,770
Reinvested dividends and distributions	21,159	204,899	12,746	134,253
Cost of shares redeemed	(778,321)	(7,542,773)	(201,626)	(2,095,592)
Net change	(408,371)	(3,936,431)	613,536	6,283,431

Class Y Shares:
Proceeds from shares sold	5,176,739	50,081,712	6,217,767	65,765,018
Reinvested dividends and distributions	312,773	3,020,064	321,349	3,386,467
Cost of shares redeemed	(10,151,902)	(97,883,375)	(6,198,834)	(65,300,808)
Net change	(4,662,390)	(44,781,599)	340,282	3,850,677
Total transactions in Fund shares	(9,831,461)	$(94,552,405)	(1,253,626)	$(12,920,316)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

44  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Utah income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2023, the Fund had capital loss carry forwards of $9,830,586 of which $4,108,410 retains its character of short-term and $5,722,176 retains its character of long-term; both have no expiration. As of March 31, 2023, the Fund had post-October losses of $1,721,327, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2023	Year Ended March 31, 2022
Net tax-exempt income	$8,033,612	$8,551,851
Ordinary Income	90,734	837
	$8,124,346	$8,552,688

As of March 31, 2023, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$93,557
Accumulated net realized loss on investments	(9,830,586)
Unrealized depreciation	(7,316,358)
Post October losses	(1,721,327)
Other temporary differences	(92,988)
$(18,867,702)

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

45  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate plus 1%).

There were no borrowings under the credit agreement during the year ended March 31, 2023.

11. Risks

Mutual fund investing involves risk and loss of principal is possible. The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

46  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

47  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.94	$10.60	$10.50	$10.36	$10.18
Income (loss) from investment operations:
Net investment income(1)	0.20	0.18	0.21	0.24	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.20)	(0.66)	0.10	0.14	0.18
Total from investment operations	—	(0.48)	0.31	0.38	0.44
Less distributions (note 9):
Dividends from net investment income	(0.21)	(0.18)	(0.21)	(0.24)	(0.26)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.21)	(0.18)	(0.21)	(0.24)	(0.26)
Net asset value, end of period	$9.73	$9.94	$10.60	$10.50	$10.36
Total return (not reflecting sales charge)	0.01%	(4.58)%	2.93%	3.72%	4.36%
Ratios/supplemental data
Net assets, end of period (in millions)	$178	$224	$252	$229	$204
Ratio of expenses to average net assets	0.87%	0.82%	0.85%	0.88%	0.86%
Ratio of net investment income to average net assets	2.07%	1.73%	1.94%	2.31%	2.52%
Portfolio turnover rate	12%	19%	6%	8%	14%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.89%	0.84%	0.87%	0.90%	0.89%
Ratio of net investment income to average net assets	2.05%	1.71%	1.92%	2.29%	2.49%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

48  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.94	$10.60	$10.49	$10.35	$10.17
Income (loss) from investment operations:
Net investment income(1)	0.12	0.10	0.12	0.16	0.17
Net gain (loss) on securities (both realized and unrealized)	(0.20)	(0.66)	0.11	0.14	0.19
Total from investment operations	(0.08)	(0.56)	0.23	0.30	0.36
Less distributions (note 9):
Dividends from net investment income	(0.13)	(0.10)	(0.12)	(0.16)	(0.18)
Distributions from capital gains	—	—	––	—	—
Total distributions	(0.13)	(0.10)	(0.12)	(0.16)	(0.18)
Net asset value, end of period	$9.73	$9.94	$10.60	$10.49	$10.35
Total return (not reflecting CDSC)	(0.78)%	(5.35)%	2.21%	2.90%	3.53%
Ratios/supplemental data
Net assets, end of period (in millions)	$10	$16	$27	$31	$37
Ratio of expenses to average net assets	1.67%	1.62%	1.65%	1.68%	1.65%
Ratio of net investment income to average net assets	1.26%	0.93%	1.14%	1.52%	1.72%
Portfolio turnover rate	12%	19%	6%	8%	14%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	1.69%	1.64%	1.67%	1.70%	1.68%
Ratio of net investment income to average net assets	1.24%	0.90%	1.12%	1.50%	1.69%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

49  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
					For the
					Period
					November 30,
					2018*
					through
	Year Ended March 31,				March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.00	$10.65	$10.54	$10.39	$10.12
Income (loss) from investment operations:
Net investment income(1)	0.22	0.21	0.23	0.26	0.09
Net gain (loss) on securities (both realized and unrealized)	(0.20)	(0.65)	0.11	0.16	0.27
Total from investment operations	0.02	(0.44)	0.34	0.42	0.36
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.21)	(0.23)	(0.27)	(0.09)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.23)	(0.21)	(0.23)	(0.27)	(0.09)
Net asset value, end of period	$9.79	$10.00	$10.65	$10.54	$10.39
Total return (not reflecting sales charge)	0.25%	(4.24)%	3.26%	4.05%	3.58%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$7	$11	$5.3	$2.0	$0.7
Ratio of expenses to average net assets	0.64%	0.59%	0.61%	0.65%	0.65%(3)
Ratio of net investment income to average net assets	2.30%	1.96%	2.15%	2.51%	2.71%(3)
Portfolio turnover rate	12%	19%	6%	8%	14%(3)

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.66%	0.61%	0.63%	0.67%	0.68%(3)
Ratio of net investment income to average net assets	2.28%	1.93%	2.12%	2.49%	2.68%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

50  |  Aquila Tax-Free Fund For Utah

AQUILA TAX-FREE FUND FOR UTAH FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.97	$10.63	$10.52	$10.39	$10.22
Income (loss) from investment operations:
Net investment income(1)	0.22	0.20	0.23	0.26	0.28
Net gain (loss) on securities (both realized and unrealized)	(0.21)	(0.66)	0.11	0.14	0.17
Total from investment operations	0.01	(0.46)	0.34	0.40	0.45
Less distributions (note 9):
Dividends from net investment income	(0.23)	(0.20)	(0.23)	(0.27)	(0.28)
Distributions from capital gains	—	—	––	—	—
Total distributions	(0.23)	(0.20)	(0.23)	(0.27)	(0.28)
Net asset value, end of period	$9.75	$9.97	$10.63	$10.52	$10.39
Total return (not reflecting sales charge)	0.12%	(4.38)%	3.23%	3.82%	4.46%
Ratios/supplemental data
Net assets, end of period (in millions)	$137	$186	$195	$154	$136
Ratio of expenses to average net assets	0.67%	0.62%	0.65%	0.68%	0.66%
Ratio of net investment income to average net assets	2.27%	1.93%	2.14%	2.51%	2.72%
Portfolio turnover rate	12%	19%	6%	8%	14%

Expense and net investment income ratios without the effect of the contractual expense cap and/or fee waiver were (note 3):

Ratio of expenses to average net assets	0.69%	0.64%	0.67%	0.70%	0.69%
Ratio of net investment income to average net assets	2.25%	1.91%	2.11%	2.49%	2.69%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

51  |  Aquila Tax-Free Fund For Utah

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

52  |  Aquila Tax-Free Fund For Utah

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(4)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	9

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Patricia L. Moss Bend, OR (1953)	Chair of the Board of Aquila Municipal Trust effective January 1, 2023; Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

53  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Thomas A. Christopher(6) Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009; Chair of the Board of Aquila Municipal Trust 2017 – December 31, 2022	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., July 2017-August 2022, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served seven Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

54  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Heather R. Overby Prospect, KY (1971)	Aquila Municipal Trust: Trustee since September 2022	Vice President, Finance & Accounting/Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), June 2018 – Present; Chairman, Kentucky School Facilities Construction Commission (state commission), December 2018 – Present; Interim Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), February 2017 – May 2018; Chief Financial Officer, Kentucky Municipal Power Agency, (wholesale electricity sale – governmental), November 2009 – May 2018.	6	None

55  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.
(6)	Mr. Christopher retired as a Trustee effective March 31, 2023.

56  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Peoria, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC (since 2019); Financial Advisor, Prudential Advisors, 2017 – 2019

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017), Aquila Tax-Free Fund of Colorado (since 2023) and and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011) and Aquila Tax-Free Fund of Colorado (since 2023); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Vasilios Gerasopoulos Lakewood, CO (1973)	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado since March 2023	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado and Credit Analyst of Aquila Tax-Free Trust of Oregon since March 2023; Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2015 to 2023; Senior Financial Analyst, Bond and Debt, for Jefferson County, Colorado from December 2012 to 2015.

57  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Timothy Iltz Happy Valley, OR (1975)	Vice President of Aquila Municipal Trust since March 2023; Portfolio Manager of Aquila Tax-Free Fund of Colorado (since December 2022) and Aquila Tax-Free Trust of Oregon (since 2018)	Vice President of Aquila Municipal Trust since March 2023, Portfolio Manager of Aquila Tax-Free Fund of Colorado since December 2022, and Aquila Tax-Free Trust of Oregon since 2018; Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2011 to 2018. Vice President and Portfolio Manager at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2018 to 2023.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2018), Aquila Tax-Free Trust of Oregon (since 2023) and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah (since 2018) and Aquila Tax-Free Trust of Oregon (since 2023); Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

58  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017 and Aquila Tax-Free Trust of Oregon (since 2023)	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009) and Aquila Tax-Free Trust of Oregon (since 2023); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah and Aquila Tax-Free Fund of Colorado), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

59  |  Aquila Tax-Free Fund For Utah

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

60  |  Aquila Tax-Free Fund For Utah

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/22	Ending(1) Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Ending Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Net Annualized Expense Ratio
A	$1,000	$1,054.80	$4.51	$1,020.54	$4.43	0.88%
C	$1,000	$1,050.70	$8.59	$1,016.55	$8.45	1.68%
F	$1,000	$1,055.80	$3.38	$1,021.64	$3.33	0.66%
Y	$1,000	$1,054.70	$3.48	$1,021.54	$3.43	0.68%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

61  |  Aquila Tax-Free Fund For Utah

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2023, $8,124,346 of dividends paid by Aquila Tax-Free Fund For Utah, constituting 98.9% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2024, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2023 calendar year.

62  |  Aquila Tax-Free Fund For Utah

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Patricia L. Moss, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Thomas A. Christopher

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

James T. Thompson, Vice President
and Lead Portfolio Manager

Royden P. Durham, Vice President
and Portfolio Manager

Anthony A. Tanner, Vice President
and Portfolio Manager

M. Kayleen Willis, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

118 Flanders Road

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-UTAR-0523

Annual Report March 31, 2023

Aquila Tax-Free Trust of Arizona Navigating Changing Market Conditions Serving Arizona investors since 1986

May, 2023

Dear Fellow Shareholder:

The financial markets have a way of reminding us that it isn’t always smooth sailing. As history has demonstrated, investments can be influenced to varying degrees by changing market conditions. That’s why charting a course for your financial future, and being prepared for inevitable twists and turns, may be important to help one navigate times of volatility and uncertainty. And while the municipal bond market has shown some signs of improvement following a particularly challenging period in 2022, some investors remain leery, wondering what lies ahead. What is the future direction of interest rates? Will inflation continue, or might the economy be headed for a recession? These and other market drivers remain to be seen, which is why we believe it’s important to maintain perspective, as well as a long-term focus.

What’s Driving Fixed Income Markets

The Federal Reserve (the “Fed”) remains front and center when to comes to factors that influence fixed income markets, including the municipal bonds in which your Fund invests. The Fed has continued with a “tight” monetary policy in its quest to manage the U.S. economy. The primary tool employed by the Fed has been to increase interest rates, specifically the Federal Funds rate (the rate that banks charge one another to borrow or lend excess reserves overnight). To date, the Federal Reserve has implemented 10 rate hikes since March of 2022, bringing the Fed Funds rate to a 16-year high, and representing the first time that the Fed’s target rate has been above 5% since 2007. This has had a significant impact on fixed income securities, including municipal bonds, and continues to work its way through the economy.

As a result, interest rates rose fairly dramatically over the past year. And as interest rates rise (along with the resulting yields on fixed income securities), prices of bonds generally fall commensurately. When rising rates and declining prices occur at a relatively rapid pace, this normally creates a shift in market dynamics, and in the overall tenor among investors.

The Federal Reserve has also engaged in efforts to reduce its balance sheet, as it attempts to combat inflation, while also trying to avoid the possibility of an economic recession. The state of the U.S. economy continues to be another key driver of fixed income markets. Although certain economic indicators suggest a resilient economy, the future direction of the economy remains a question mark. As the Fed attempts to perform

NOT A PART OF THE ANNUAL REPORT

a delicate balancing act, market participants are left wondering if the Fed can successfully achieve a so-called “soft landing,” or if the economy may slip into a recession.

Additional factors also contribute to market movements. One such example is recent turmoil in the banking industry which resulted in several high-profile bank failures and subsequent takeovers beginning in March. While the bank failures triggered some concern and uncertainty, they did not necessarily appear to have changed the Fed’s outlook on the economy. With continued elevated inflation data, the Fed went ahead with yet another rate increase on May 3, 2023. Comments by Fed Chair Jerome Powell at a subsequent news conference did, however, indicate to many market observers that the Fed may push pause on further rate hikes. The markets, of course, will be paying close attention as we approach the Fed’s June meeting date, and beyond.

The Effect on Municipal Bonds

The municipal bond market is currently being supported by strong credit fundamentals. Generally speaking, municipalities around the country have recorded high levels of tax receipts and added liquidity. Credit conditions appear to be solid even in the face of interest rate volatility. Moreover, credit rating upgrades continued to significantly outpace downgrades through year-end 2022, based on data from Standard & Poor’s.

Bond issuance has remained relatively low on a year-over-year basis. The combination of robust tax receipts and federal aid programs have left many municipalities with excess budgets. Additionally, bond issuers remain wary given interest rate changes and overall volatility swings. Issuance is generally expected to pick up as the year progresses, although many believe it is likely to remain rather muted.

Maintain a Long-Term Focus

At Aquila Group of Funds, we remain optimistic in the long term for the municipal bond market. Municipal bonds are vital to financing the infrastructure of our local communities and states. Moreover, they may play an important role for investors’ asset allocation. We, therefore, believe it’s important to keep in mind the key benefits that municipal bond funds offer, particularly during periods of market change and uncertainty.

Your Fund has been specifically designed bearing in mind the fact that most people are more sensitive to potential investment losses than they are eager for outsized gains. Important characteristics of your Fund therefore include:

•	High-quality municipal bonds – Invests in investment-grade bonds; those in the four highest rating categories, or determined to be of comparable credit quality
•	Intermediate bond portfolio – Seeks to minimize share price volatility or interest rate risk
•	Broad portfolio diversification – Supports a wide range of projects in communities of all sizes throughout your state, not only reducing risk but also improving the quality of life throughout the state
•	Local portfolio management – Provides an up-close perspective and valuable insights on the issuers and economy in the state

NOT A PART OF THE ANNUAL REPORT

Rest assured that your dedicated team of investment professionals continually draws upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Our goal is to achieve your Fund’s investment objective of delivering the highest level of income exempt from regular federal and state income taxes, as is consistent with preservation of capital.

As always, we encourage you to consult with a trusted financial professional who can help ensure that your investment portfolio remains aligned with your individual needs to meet your long-term financial goals. It’s prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk.

Thank you for your investment and continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Arizona ANNUAL REPORT Management Discussion Serving Arizona investors since 1986

Introduction

During the annual reporting period of April 1, 2022 through March 31, 2023, the Federal Reserve (the “Fed”) continued the path it began in March 2022 to tighten monetary policy. The Fed rapidly raised interest rates from 50 basis points (“b.p.”, one basis point equals 0.01%) beginning March 16, 2022 to the target range of 4.75% – 5.00%, as of your Fund’s March 31, 2023 fiscal year end. (On May 3rd, following your Fund’s year end, the Fed raised rates an additional 25 b.p. and Fed Chair Jerome Powell’s comments at a news conference were generally interpreted by market observers to indicate that the Fed may push pause on further increases.) This increase in interest rates created volatility in the fixed income markets. An example of this volatility is illustrated by the Thomson Reuters Municipal Market Data (“MMD”) AAA 10-year maturity yield which was 2.18% on April 1, 2022, reached its highest yield on October 27, 2022 of 3.41%, before settling in at a yield of 2.27% on March 31, 2023.

The Aquila Group of Funds (“AGOF”) single state municipal bond funds have consistently believed that a high quality, intermediate fund strategy helps to mitigate interest rate volatility. The AGOF single state funds generally performed well versus longer, lower rated national funds during the fiscal year ended March 31, 2023. It appears the high quality intermediate sector was one of the best performing municipal sectors during this time.

Throughout 2023 we believe there will be interest in how the Fed will respond to the economic conditions facing the United States. The “soft landing” versus a recession continues to be debated among economists. As this debate continues, Congress is currently busy trying to solve the debt ceiling issue with the Administration. Any fiscal stimulus that could increase inflation will be a major point of contention between the legislative and executive branches of government. As a result of this uncertainty, there may be market opportunities that the Aquila Group of Funds can implement to mitigate interest rate volatility.

U.S. Economy

Inflation, and how the Federal Reserve responds, remain the key macroeconomic topics. The era of low interest rates has come to an end, as the Fed continues to raise rates in its fight against inflation. As of the year ended March 31, 2023, the Fed had hiked rates nine straight times since it met on March 16, 2022, including March 22, 2023. (And, a 10th increase was implemented on May 3, 2023.) Although yields have risen from their lows, rates remain well below current inflation levels, as inflation over the past year has been running at its fastest pace in decades. U.S. Treasury yields rose and began to invert in April, 2022 and the Treasury yield curve continues to maintain its distinctly inverted

1  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

shape. The impact on rates of the Fed’s battle has been astonishing with 2-year Treasury yields increasing 428 b.p. from, March 31, 2022 to 5.06% as of March 8, 2023 and the 30-year U.S. Treasury rose 200 b.p. to 4.02%, as of the beginning of March 2023.

Rising interest rates have also significantly impacted bank portfolios. Deposits in the U.S. banking system rapidly increased by $5.2 trillion from 2019 to the end of 2021, following the onset of the COVID-19 pandemic. However, loan volumes did not keep pace with deposits due to the uncertainty created by the pandemic. As a result, banks added to their securities portfolios and loans as their share of total asset base decreased until 2022. Prior to the sharp increase in interest rates last year, banks were holding elevated levels of long-dated fixed income securities purchased with lower yields, which incurred substantial mark-to-market losses as rates increased. Toward the end of February 2023, Federal Deposit Insurance Corporation (FDIC) Chair, Martin Gruenberg, made cautionary statements regarding the impact higher rates could have on the banking sector and on bank unrealized losses. Two weeks later, Silicon Valley Bank (“SVB”), which was the 16th largest commercial bank in the U.S., collapsed following a run on deposits. The failure of SVB and two other banks prompted the Fed to create an emergency lending facility. Moody’s Investor Service has since lowered its outlook on the U.S. banking system to “Negative” from “Stable”, citing the “rapidly deteriorating operating environment.”

The Fed’s outlook continues to favor additional interest rate hikes as it seeks to contain current inflation levels and the recent banking crisis. Two main takeaways from recent inflation data are that inflation remains both too high relative to the Fed’s 2% target and the rate of inflation has shown signs of decelerating. This slowing began in October 2022, with the release of Consumer Price Index (“CPI”) data. More recently, CPI data released in March 2023 reported the all items CPI increased 5.0% year-to-date, the smallest 12-month gain since May 2021. However, the largest contributor to the increase was the cost of shelter, which remains a concern. Although supply chains have shown signs of recovery, the war in Ukraine continues to pressure commodities and energy prices. Furthermore, recently announced production cuts by the oil cartel OPEC (Organization of the Petroleum Exporting Countries) and its allies have placed upward pressure on the energy components of CPI.

Municipal Market

The past year through the period ending March 31, 2023, was an exceptionally challenging year for municipal bonds, with the Bloomberg Municipal Bond Index*, a broad measure of the overall municipal bond market, performance declining 8.53%, reporting its worst annual performance since 1980. The 10-Year Bloomberg AAA municipal yield more than doubled during the reporting period, from 1.05% on March 31, 2022 to 2.62% on December 31, 2022, to finish up the 12-month period at 2.26% on March 31, 2023. The Bloomberg Municipal Bond Index returns turned positive in the fourth quarter of 2022 and ended-up delivering a 2.20% return in March 2023, the strongest March performance since 2008. As of March 31, 2023, the overall municipal bond market had actually recovered to produce a positive total return for the trailing twelve-month period with the Bloomberg Municipal Bond Index eking out a positive 0.26% total return from March 31, 2022 to March 31, 2023.

2  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

One of the most significant developments in the municipal bond market over the past year has been the decline in new issuance. Over the first quarter of 2023, new issuance declined a dramatic 23.8% after falling 21.3% for calendar-year 2022. This lack of new issue supply has made sourcing bonds more challenging. The decline in new issuance is primarily due to the substantial increase in interest rates and the accelerated pace of rate hikes over this past year. This lower new issue environment has resulted in a positive credit trend for municipals, given many local governments are sitting on significant amounts of federal pandemic relief cash and running budget surpluses. In addition, taxable municipal yields have risen in parallel with U.S. Treasury yields, which has rendered many taxable municipal refunding bonds uneconomical. As a result, national taxable municipal issuance was approximately 59% of last year’s issuance over the same period ending March 31, 2023.

However, declining new issue volume trends have been largely offset by a surge in secondary market trading. In 2022, the overall number of trades rose by 66% from 2021 and 17% higher than the previous high reached in 2008, during the Credit Crisis. The total par value of fixed rate municipal securities traded in 2022 totaled $2.5 trillion, over 7x the amount of new issue volume during the year. This was 40% above the $1.6 trillion in total par value traded in 2021. This secondary market environment can be advantageous to the active portfolio efforts that professional municipal bond mutual fund managers seek to exploit on behalf of their shareholders.

With low new issuance and elevated secondary market trading activity, it is not surprising that demand for municipal bonds remains high. The demand for municipal bonds can be seen in the ratio of municipal yields versus U.S. Treasury yields. As of March 31, 2023, the 5-year maturity range of ‘AAA’ rated municipals was yielding 61% of U.S. Treasuries, which compares to 81% as of March 31, 2022. For the 10-year maturity range, municipals were yielding 65% of U.S. Treasuries as of March 31, 2023, compared to 94% as of March 31, 2022. While these ratios can be primarily attributed to high demand in a low issuance market, they are also an indication of the value of the tax-exemption offered by municipal bonds and the credit quality of the municipal asset class in the wake of the banking crisis and current recession concerns.

Credit quality in the municipal sector remains high, although there are specific pockets of concern. The uncertainty experienced in the banking sector last month reinforced the concept that investors view municipal bonds, particularly investment grade state and local government issuers, as high-quality investments. This strong perception of credit quality can largely be attributed to the unprecedented level of federal stimulus programs related to the pandemic and local government budgeting practices, which tend to be risk averse. However, there are certain sectors, such as assisted living and student housing, where investors are typically more cautious when investing.

Arizona State Economy

The employment and labor picture continued favorable trends in the year ending March 31, 2023. The Arizona unemployment rate fell to 3.7% in February 2023, barely above the overall U.S. rate of 3.6%. Total nonfarm employment grew to 3,147,800 in February 2023, which was a year-over-year increase of 2.6%. Post-pandemic Arizona

3  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

economic growth accelerated in the past year thanks to a renaissance in tourism and leisure activity. In February 2023, the State reported significant year-over-year sales tax growth rates in the Contracting (+28.4%), Use Taxes (+19.6%), and Restaurant and Bar (+16.5%) categories. January 2023 metrics for Hotel Occupancy (63.7%) and Revenue Per Available Room ($104.16) were each ahead of January 2022 levels. Those trends are expected to continue following a very brisk calendar of traditional “high season” activities in the first quarter of 2023.

In February 2023, the Waste Management Phoenix Open experienced record attendance while Super Bowl week activities took place concurrently, culminating in Super Bowl LVII game in Glendale, Arizona. Together these events helped attract over 1 million visitors to the state in February 2023 alone, while the subsequent Major League Baseball Spring Training season experienced record attendance through its conclusion in March 2023. These signature events are anticipated to translate into future economic development wins for several communities statewide.

Arizona continued its evolution as what we deem to be the nation’s “Smart Manufacturing Hub” during the reporting period on the heels of several major announcements within the high tech ecosystem. Most significant was the announcement in March 2023 by LG Energy Solution that it plans to invest $5.5 billion to build in Queen Creek, Arizona, which will be the nation’s largest stand-alone battery manufacturing facility. This comes on the decisions of Intel and Taiwan Semiconductor Manufacturing Company (TSMC) in the past twelve months to make additional semiconductor manufacturing investments, expanding their already significant facility commitments in Arizona. These investments will help further the record breaking gains the State is achieving in exports. Arizona exports achieved a record high of $27.2 billion in 2022, exceeding the pre-pandemic high of $25 billion reached in 2019.

Home prices began to modestly ease towards the end of the reporting period, March 31, 2023. Median home prices in Maricopa county fell 3.1% year-over-year as of January 2023. Softening prices and higher mortgage rates also impacted housing construction. Year-over-year single family permits for the State slid 25% as of January 2023 to a still healthy total of 34,948. This reduction in supply may help keep further home price declines relatively muted. Housing market weakness was offset by the brisk pace of statewide multifamily construction which was up 16% year-over-year as of January 2023. It has increased as of March 2023 for 17 consecutive months.

Fund Performance

Aquila Tax-Free Trust of Arizona Performance:
March 31, 2023
1-Year Total Return
Class A Share (without sales charge)	-0.27%
Class Y Share	-0.11%
Bloomberg Municipal Bond Quality Intermediate Index	2.04%

4  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

Aquila Tax-Free Trust of Arizona Portfolio Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	9.42 yrs.	8.13 yrs.
Option Adj. (Effective) Duration	4.78 yrs.	5.08 yrs.
Modified Duration	4.43 yrs.	4.39 yrs.

Bloomberg Municipal Bond Quality Intermediate Index Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	6.34 yrs.	6.46 yrs.
Effective Duration	4.12 yrs.	4.00 yrs.
Modified Duration	3.86 yrs.	3.80 yrs.

The Aquila Tax-Free Trust of Arizona (the “Fund”) A (without sales charge) and Y Share Class total returns underperformed the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”) which returned 2.04%. Much of the underperformance is attributed to the overall underperformance of the Arizona municipal bond market compared to that of the overall municipal bond market. The Bloomberg Arizona Total Return Index reported a negative return for the 1-year period ending March 31, 2023 of -0.27%, which both the Fund’s A (without sales charge) and Y Share Classes outperformed. It should be noted that the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

The Fund’s slightly longer maturity and duration position contributed to underperformance compared to the Index. However, the Index is comprised of a narrower, and more concentrated, maturity exposure than that of the Fund. Part of our approach to achieving an average intermediate maturity and duration is by combining a more broadly diversified range of maturities across the yield curve to avoid concentrating in overpriced areas and insuring there is exposure to areas that may be undervalued.

Outlook and Strategy

Throughout the reporting period ending March 31, 2023 we pursued our long held strategy of delivering a high quality, intermediate maturity portfolio that leverages our local portfolio management perspective. In particular, the Fund implemented an increasingly defensive maturity stance throughout the year. For example, the average stated final maturity was reduced significantly from 9.42 years at the beginning of the reporting period to only 8.13 years as of March 31, 2023. Effective duration was extended modestly as better values of noncallable bond structures maturing in 7-12 years were added to the Fund. In the first quarter of 2023, we began to observe better values in other parts of the yield curve. As of March 31, 2023, for example, the ratio of municipal bond yields to comparable maturity US Treasury bond yields for bonds of 15 to 30 years ranged from 82% to 92%, creating a compelling value situation compared to 5 to 10 year maturities. As a result, we are seeking to prudently begin to “lean into” duration and add longer dated maturities in Arizona where we believe better values reside and to lock in the wider Arizona yield spreads that emerged over this year.

5  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

We believe our current fund maturity and duration exposure leaves us in a desirable position to respond to any favorable shifts that may occur in the yield curve and credit spreads as monetary policy continues to unfold. The volatility the municipal market has experienced in the past quarter may likely continue if the Federal Reserve continues with their strategy of increasing interest rates, along with inflation at recent elevated levels. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have enabled the Fund to limit erosion in the monthly distributions, while maintaining a conservative intermediate maturity position.

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

6  |  Aquila Tax-Free Trust of Arizona

MANAGEMENT DISCUSSION (continued)

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

7  |  Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Arizona (the “Fund”) for the 10-year period ended March 31, 2023 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index*** (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2023
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 3/13/86
With Maximum Sales Charge	(3.22)%	0.43%	1.41%	4.67%
Without Sales Charge	(0.27)	1.26	1.83	4.79
Class C since 4/01/96
With CDSC**	(2.08)	0.39	0.96	2.87
Without CDSC	(1.11)	0.39	0.96	2.87
Class Y since 4/01/96
No Sales Charge	(0.11)	1.39	1.97	3.98
Bloomberg Intermediate Index	2.04	1.96	1.93	4.71*	(Class A)
				3.92	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period including capital gains, were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes and/or the Federal Alternative Minimum Tax (“AMT”). Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

8  |  Aquila Tax-Free Trust of Arizona

PERFORMANCE REPORT (continued)

***	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

9  |  Aquila Tax-Free Trust of Arizona

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Trust of Arizona:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Arizona (the “Fund”), including the schedule of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2023

10  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS MARCH 31, 2023

Principal Amount	General Obligation Bonds (23.2%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City (4.1%)
	Buckeye Jackrabbit Trail Sanitary Sewer Improvement District
$ 175,000	6.250%, 01/01/29	NR/A-/NR	$ 176,465
	Gilbert Improvement District No. 20
460,000	5.100%, 01/01/29	Aa1/AA-/NR	462,700
	Goodyear McDowell Road Commercial Corridor Improvement District
805,000	3.250%, 01/01/27 BAMAC Insured	Aa2/AA/NR	829,593
	Scottsdale, Arizona
1,500,000	4.000%, 07/01/40	Aaa/AAA/NR	1,541,205
1,250,000	4.000%, 07/01/41	Aaa/AAA/NR	1,272,962
	Tempe Improvement District (Pier Town Lake)
1,000,000	5.000%, 01/01/29	Aa2/NR/NR	1,014,230
	Tucson, Arizona
3,000,000	5.000%, 07/01/24	Aa3/AA/AAA	3,088,650
	Total City		8,385,805

	Community College (0.5%)
	Pinal Co. Community College District
1,000,000	3.000%, 07/01/34	NR/AA-/NR	1,002,080

	County (7.5%)
	Maricopa Co. Special Health Care District
2,500,000	5.000%, 07/01/25	Aa3/NR/AA-	2,631,050
3,000,000	5.000%, 07/01/32	Aa3/NR/AA-	3,346,440
1,500,000	5.000%, 07/01/34	Aa3/NR/AA-	1,662,525
4,345,000	5.000%, 07/01/34	Aa3/NR/AA-	5,056,320
	Yavapai Co. Jail District
1,650,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/AA	1,757,382
	Yuma Co. Free Library District
1,000,000	4.000%, 07/01/29	Aa3/NR/AAA	1,034,400
	Total County		15,488,117

11  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (9.0%)
	Gila Co. Unified School District No. 10 (Payson)
$ 1,000,000	5.000%, 07/01/28	Aa2/NR/NR	$ 1,028,310
	Glendale Union High School District No. 205
525,000	5.000%, 07/01/27 BAMAC Insured	NR/AA/NR	527,866
	Maricopa Co. Elementary School District No. 1 (Phoenix)
500,000	4.000%, 07/01/31 BAMAC Insured	NR/AA/NR	527,700
460,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	485,061
	Maricopa Co. Elementary School District No. 25 (Liberty)
350,000	4.000%, 07/01/35 AGMC Insured	NR/AA/NR	368,312
300,000	4.000%, 07/01/36 AGMC Insured	NR/AA/NR	312,378
375,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	387,353
	Maricopa Co. Elementary School District No. 40 (Glendale)
2,050,000	2.000%, 07/01/35 AGMC Insured	NR/AA/AA+	1,739,774
	Maricopa Co. Elementary School District No. 62 (Union)
315,000	4.000%, 07/01/29 BAMAC Insured	NR/AA/NR	335,333
580,000	4.000%, 07/01/32 BAMAC Insured	NR/AA/NR	614,870
300,000	4.000%, 07/01/33 BAMAC Insured	NR/AA/NR	316,905
375,000	4.000%, 07/01/34 BAMAC Insured	NR/AA/NR	394,178
	Maricopa Co. Elementary School District No. 66 (Roosevelt)
1,100,000	5.000%, 07/01/40 BAMAC Insured	A1/AA/NR	1,229,580
	Maricopa Co. High School District No. 210 (Phoenix)
500,000	4.000%, 07/01/26	Aa1/AA/AAA	516,515
	Maricopa Co. Unified School District No. 11 (Peoria)
1,490,000	4.000%, 07/01/25	Aa3/AA-/NR	1,491,624
	Maricopa Co. Unified School District No. 48 (Scottsdale)
2,350,000	3.000%, 07/01/34	Aa1/AA/NR	2,350,000

12  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Maricopa Co. Unified School District No. 66 (Roosevelt)
$ 910,000	4.000%, 07/01/31 BAMAC Insured	A1/AA/NR	$ 962,289
	Maricopa Co. Unified School District No. 80 (Chandler)
545,000	4.000%, 07/01/36	Aaa/AA/NR	569,176
	Navajo Co. Unified School District No. 10 (Show Low)
500,000	4.000%, 07/01/31 AGMC Insured	NR/AA/NR	524,420
	Navajo Co. Unified School District No. 32 (Blue Ridge)
400,000	5.000%, 07/01/29 AGMC Insured	NR/AA/NR	438,192
	Pima Co. Unified School District No. 6 (Marana)
1,000,000	4.250%, 07/01/32 AGMC Insured	NR/AA/NR	1,035,380
1,000,000	4.000%, 07/01/37 AGMC Insured	NR/AA/NR	1,023,520
	Pima Co. Unified School District No. 12 (Sunnyside)
1,050,000	4.000%, 07/01/28 BAMAC Insured	NR/AA/NR	1,053,959
	Santa Cruz Co. Unified School District No. 35 (Santa Cruz Valley)
300,000	3.000%, 07/01/36 AGMC Insured	NR/AA/NR	292,581
	Total School District		18,525,276

	Special District (2.1%)
	Eastmark Community Facilities District No. 1
345,000	4.000%, 07/15/33 AGMC Insured	NR/AA/NR	362,426
360,000	4.000%, 07/15/34 AGMC Insured	NR/AA/NR	377,755
	Estrella Mountain Ranch Community Facilities District
155,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	168,686
	Gladden Farms Phase II Community Facilities District
300,000	5.000%, 07/15/47 BAMAC Insured	NR/AA/NR	316,470

13  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Special District (continued)
	Goodyear Community Facilities Utilities District No. 1
$ 500,000	4.000%, 07/15/28	Aa2/A-/NR	$ 506,695
460,000	4.000%, 07/15/32	Aa2/A-/NR	476,440
	Merrill Ranch Community Facilities District #2
680,000	6.750%, 07/15/38	NR/BBB/NR	687,058
	Verrado Community Facilities Utilities District No. 1
500,000	6.000%, 07/15/33 144A	NR/NR/NR*	500,435
	Vistancia Community Facilities District
850,000	4.000%, 07/15/25 BAMAC Insured	Aa2/AA/NR	876,137
	Total Special District		4,272,102
	Total General Obligation Bonds		47,673,380

	Revenue Bonds (66.1%)
	Airport (6.9%)
	Phoenix Civic Improvement Corp. Airport Bonds
4,000,000	4.000%, 07/01/40	A1/A+/NR	4,011,160
2,595,000	5.000%, 07/01/27 AMT	Aa3/AA-/NR	2,788,743
3,850,000	5.000%, 07/01/31 AMT	Aa3/AA-/NR	4,105,255
2,900,000	5.000%, 07/01/31 AMT	Aa3/AA-/NR	3,141,135
	Total Airport		14,046,293

	Charter Schools (3.7%)
	Arizona Industrial Development Authority (Basis Schools)
240,000	5.000%, 07/01/37 State Enhanced	NR/AA-/NR	251,172
	Arizona Industrial Development Authority (Candeo Schools)
500,000	3.375%, 07/01/41 State Enhanced	NR/AA-/NR	428,120
	Arizona Industrial Development Authority (Equitable Schools)
1,000,000	4.000%, 11/01/36	NR/A/NR	991,860
2,000,000	4.000%, 11/01/38	NR/A/NR	1,953,080
2,000,000	4.000%, 11/01/40	NR/A/NR	1,913,000

14  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Charter Schools (continued)
	Arizona Industrial Development Authority (Greathearts Academies)
$ 1,000,000	3.000%, 07/01/37 State Enhanced	NR/AA-/NR	$ 862,590
	Maricopa Co. Industrial Development Authority (Great Hearts Arizona Projects)
250,000	5.000%, 07/01/26 State Enhanced	NR/AA-/NR	262,600
	Phoenix Industrial Development Authority (Macombs Facility Project)
315,000	5.000%, 07/01/33	NR/BBB-/NR	337,872
325,000	4.000%, 07/01/34	NR/BBB-/NR	318,506
315,000	4.000%, 07/01/35	NR/BBB-/NR	304,592
	Total Charter Schools		7,623,392

	Electric (6.5%)
	Salt River Agricultural Improvement & Power District
3,530,000	5.000%, 01/01/24	Aa1/AA+/NR	3,594,564
4,000,000	4.000%, 01/01/41	Aa1/AA+/NR	4,058,360
1,000,000	5.000%, 01/01/43	Aa1/AA+/NR	1,146,760
4,000,000	5.000%, 01/01/47	Aa1/AA+/NR	4,524,560
	Total Electric		13,324,244

	Excise Tax (7.1%)
	Buckeye Excise Tax
400,000	4.000%, 07/01/36	NR/AA/AA	409,848
	Buckeye Roosevelt Street Improvement District
85,000	4.000%, 01/01/32	NR/A-/NR	85,241
	Cottonwood Pledged Revenue Obligations
500,000	5.000%, 07/01/30 AGMC Insured	NR/AA/NR	525,650
	Flagstaff Pledged Revenue
1,395,000	4.250%, 07/01/33	NR/AA/NR	1,463,690
	Gila Co. Pledged Revenue Obligations
555,000	4.000%, 07/01/30	NR/AA/NR	597,252

15  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Excise Tax (continued)
	Phoenix Civic Improvement Corp. (Civic Plaza)
$ 2,000,000	5.500%, 07/01/27 BHAC/FGIC Insured	Aa1/AA+/NR	$ 2,247,980
2,000,000	5.500%, 07/01/30 BHAC/FGIC Insured	Aa1/AA+/NR	2,401,120
1,000,000	5.500%, 07/01/23 NPFG/FGIC Insured	Aa2/AA/NR	1,006,700
2,300,000	5.500%, 07/01/33 NPFG/FGIC Insured	Aa2/AA/NR	2,863,914
	Santa Cruz Co. Jail District
1,655,000	5.000%, 07/01/28 AGMC Insured	NR/AA/NR	1,801,219
	Scottsdale Municipal Property Corp. (Aviation)
1,100,000	5.000%, 07/01/28 AMT	Aa1/AAA/AA+	1,192,136
	Total Excise Tax		14,594,750

	Healthcare (7.7%)
	Maricopa Co. Industrial Development Authority (Banner Health)
500,000	4.000%, 01/01/48	NR/AA-/AA-	474,935
5,000,000	5.000%, 01/01/48	NR/AA-/AA-	5,164,250
	Maricopa Co. Industrial Development Authority (HonorHealth)
2,250,000	4.125%, 09/01/38	A2/NR/A+	2,275,875
	Phoenix Industrial Development Authority (Mayo Clinic) VRDO***
2,650,000	3.640%, 11/15/52	Aa2/AA/NR	2,650,000
	Pima Co. Industrial Development Authority (Tucson Medical Center)
1,150,000	5.000%, 04/01/33	NR/A/NR	1,286,976
880,000	4.000%, 04/01/37	NR/A/NR	862,347
250,000	3.000%, 04/01/51	NR/A/NR	179,503
	Yavapai Co. Industrial Development Authority (Yavapai Regional Medical Center)
1,000,000	5.250%, 08/01/33	A2/NR/A+	1,005,490
	Yuma Industrial Development Authority (Yuma Regional Medical Center)
1,635,000	5.000%, 08/01/23	NR/A/NR	1,645,284
200,000	5.000%, 08/01/32	NR/A/NR	203,660
	Total Healthcare		15,748,320

16  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Higher Education (6.8%)
	Arizona Board of Regents (Arizona State University System) Green Bonds
$ 1,500,000	5.000%, 07/01/36	Aa2/AA/NR	$ 1,755,510
	Arizona Board of Regents (Arizona State University System) VRDO***
5,630,000	4.000%, 07/01/34	Aa2/AA/NR	5,630,000
	Arizona Board of Regents (Northern Arizona University) Speed Stimulus Plan for Economic & Educational Development
2,090,000	5.000%, 08/01/29 AGMC Insured	A1/AA/NR	2,383,102
	Arizona Board of Regents (University of Arizona System) Speed Stimulus Plan for Economic & Educational Development
1,000,000	3.125%, 08/01/39	Aa3/A+/NR	877,390
	Arizona Board of Regents (University of Arizona System)
105,000	4.000%, 06/01/38	Aa2/AA-/NR	107,919
	Arizona Industrial Development Authority (North Carolina Central University Student Housing)
250,000	4.000%, 06/01/34 BAMAC Insured	Baa3/AA/NR	261,312
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing)
200,000	5.000%, 07/01/26	Baa3/NR/NR	205,584
400,000	5.000%, 07/01/33	Baa3/NR/NR	415,272
1,250,000	5.000%, 07/01/42	Baa3/NR/NR	1,257,925
	Phoenix Industrial Development Authority (Downtown Phoenix Student Housing II)
100,000	5.000%, 07/01/26	Baa3/NR/NR	102,792
250,000	5.000%, 07/01/27	Baa3/NR/NR	259,453
150,000	5.000%, 07/01/28	Baa3/NR/NR	157,238
200,000	5.000%, 07/01/30	Baa3/NR/NR	210,826
300,000	5.000%, 07/01/32	Baa3/NR/NR	314,382
	Total Higher Education		13,938,705

17  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Housing (1.8%)
	Arizona Industrial Development Authority Green Bond MTEB (Chandler Village Apartments Project)
$ 4,796,980	2.120%, 07/01/37 FNMA Insured Series 2020	Aaa/NR/NR	$ 3,743,755

	Lease (3.0%)
	Arizona Board of Regents (Northern Arizona University) COP
600,000	5.000%, 09/01/27	A2/A/NR	601,236
	Maricopa Co. Unified School District No. 60 (Higley) COP
1,000,000	4.250%, 06/01/47 AGMC Insured	NR/AA/NR	999,020
	Nogales Municipal Development Authority, Inc.
845,000	4.000%, 06/01/36	NR/AA-/NR	854,278
615,000	5.000%, 06/01/28 AGMC Insured	NR/AA/NR	661,076
810,000	4.000%, 06/01/33 AGMC Insured	NR/AA/NR	862,561
2,000,000	4.000%, 06/01/39 AGMC Insured	NR/AA/NR	2,036,060
	State of Arizona COP
100,000	5.000%, 09/01/27	Aa2/AA-/NR	105,614
	Total Lease		6,119,845

	Pollution Control (2.1%)
	Coconino Co. Pollution Control (Nevada Power Co.)
2,000,000	4.125%, 09/01/32 AMT	A2/A+/NR	2,025,980
1,000,000	3.750%, 03/01/39	A2/A+/NR	1,009,420
	Maricopa Co. Pollution Control (El Paso Electric Co.)
375,000	3.600%, 02/01/40	Baa2/NR/BBB+	334,777
250,000	3.600%, 04/01/40	Baa2/NR/BBB+	223,017
	Maricopa Co. Pollution Control (Southern California Edison Co.)
1,000,000	2.400%, 06/01/35	A2/A-/BBB+	794,500
	Total Pollution Control		4,387,694

18  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Resource Recovery (4.5%)
	Chandler Industrial Development Authority (Intel Corporation Project)
$ 2,000,000	2.700%, 12/01/37 AMT (Mandatory Put Date 8/14/23)	A2/A/NR	$ 1,992,140
5,000,000	5.000%, 09/01/52 AMT	A2/A/NR	5,241,700
	Maricopa Co. Industrial Development Authority, (Waste Management Inc. Project)
1,500,000	3.375%, 12/01/31 AMT (Mandatory Put Date 6/03/24)	NR/A-/NR	1,487,205
	Yavapai Co. Industrial Development Authority, (Waste Management Inc. Project)
520,000	2.200%, 03/01/28 AMT (Mandatory Put Date 06/03/24)	NR/A-/NR	508,695
	Total Resource Recovery		9,229,740

	Sales Tax (3.3%)
	Arizona Sports & Tourism Authority (Multipurpose Stadium Facility Project)
6,000,000	5.000%, 07/01/30 BAMAC Insured	A1/AA/A	6,813,660

	Senior Living Facilities (1.1%)
	Arizona Industrial Development Authority, Second Tier (Great Lakes Senior Living Communities)
620,000	5.000%, 01/01/28	NR/CCC+/NR	487,692
555,000	5.000%, 01/01/29	NR/CCC+/NR	428,882
1,205,000	5.000%, 01/01/30	NR/CCC+/NR	902,485
655,000	4.000%, 01/01/33	NR/CCC+/NR	402,714
	Total Senior Living Facilities		2,221,773

	Utility (4.7%)
	Greater Arizona Development Authority Revenue
500,000	5.000%, 08/01/28 AGMC Insured	A1/AA/NR	508,605

19  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Utility (continued)
	Mesa Utility System
$ 5,000,000	5.000%, 07/01/36	Aa3/A+/NR	$ 6,009,200
	Salt Verde Finance Corp. Gas Revenue
3,000,000	5.250%, 12/01/28	A3/BBB+/NR	3,191,580
	Total Utility		9,709,385

	Water/Sewer (6.9%)
	Glendale Water & Sewer Revenue Refunding Senior Lien
6,120,000	3.000%, 07/01/24	A1/AA/NR	6,153,782
	Phoenix Civic Improvement Corp. Wastewater Revenue
1,500,000	5.500%, 07/01/24 NPFG/FGIC Insured	Aa2/AAA/NR	1,554,735
	Pima Co. Sewer System Revenue Refunding
4,300,000	5.000%, 07/01/23	NR/AA/NR	4,325,069
2,000,000	5.000%, 07/01/26	NR/AA/AA	2,164,780
	Total Water/Sewer		14,198,366
	Total Revenue Bonds		135,699,922

	Pre-Refunded Bonds (4.5%)††
	Pre-Refunded General Obligation Bonds (1.5%)
	School District (1.0%)
	Maricopa Co. Elementary School District No. 28 (Kyrene Elementary)
250,000	5.500%, 07/01/30	Aaa/AA/NR	251,755
	Pima Co. Unified School District No. 6 (Marana)
955,000	5.000%, 07/01/25	NR/A+/NR	960,195
950,000	5.250%, 07/01/25 AGMC Insured	NR/AA/NR	955,871
	Total School District		2,167,821

	Special District (0.5%)
	Estrella Mountain Ranch Community Facilities District
845,000	5.000%, 07/15/32 AGMC Insured	NR/AA/NR	935,778

20  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Special District (continued)
	Goodyear Community Facilities Utilities District No. 1
$ 40,000	4.000%, 07/15/32	NR/NR/NR*	$ 42,026
	Total Special District		977,804
	Total Pre-Refunded General Obligation Bonds		3,145,625

	Pre-Refunded Revenue Bonds (3.0%)
	Healthcare (2.3%)
	Arizona Health Facilities Authority (Banner Health)
2,000,000	5.000%, 01/01/44	NR/AA-/NR	2,035,700
	Maricopa Co. Hospital Revenue (Sun Health)
480,000	5.000%, 04/01/25	NR/NR/NR*	486,898
2,125,000	5.000%, 04/01/35	NR/NR/NR*	2,175,681
	Total Healthcare		4,698,279

	Higher Education (0.7%)
	Northern Arizona University Speed Stimulus Plan for Economic & Educational Development
1,445,000	5.000%, 08/01/38	A2/A/NR	1,456,358
	Total Pre-Refunded Revenue Bonds		6,154,637
	Total Pre-Refunded Bonds		9,300,262
	Total Municipal Bonds (cost $196,251,056)		192,673,564

Shares	Short-Term Investment (5.4%)
11,074,475	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 4.69%** (cost $11,074,475)	Aaa-mf/AAAm/NR	11,074,475

	Total Investments (cost $207,325,531 - note 4)	99.2%	203,748,039
	Other assets less liabilities	0.8	1,626,712
	Net Assets	100.0%	$ 205,374,751

21  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P or Fitch	7.5%
Pre-refunded bonds††	4.8
Aa of Moody's or AA of S&P or Fitch	66.2
A of Moody's or S&P or Fitch	17.4
Baa of Moody's or BBB of S&P or Fitch	2.7
CCC of S&P	1.1
Not Rated*	0.3
100.0%

PORTFOLIO ABBREVIATIONS

AGMC - Assured Guaranty Municipal Corp.

AMT - Alternative Minimum Tax

BAMAC - Build America Mutual Assurance Co.

BHAC - Berkshire Hathaway Assurance Corp.

COP- Certificates of Participation

FGIC - Financial Guaranty Insurance Co.

FNMA - Federal National Mortgage Association

MTEB - Multifamily Tax-Exempt Mortgage-Backed Bonds

NPFG - National Public Finance Guarantee

NR - Not Rated

VRDO - Variable Rate Demand Obligation

*	Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO”) has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

**	The rate is an annualized seven-day yield at period end.

***	Variable rate demand obligations (VRDOs) are payable upon demand within the same day for securities with daily liquidity or seven days for securities with weekly liquidity.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

Note: 144A – Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities amounted to a value of $500,435 or 0.2% of net assets.

See accompanying notes to financial statements.

22  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2023

ASSETS
Investments at value (cost $207,325,531)	$203,748,039
Interest receivable	1,957,709
Receivable for investment securities sold	225,000
Receivable for Fund Shares sold	120,530
Other assets	30,498
Total assets	206,081,776

LIABILITIES
Payables:
Fund shares redeemed	427,978
Dividends	82,369
Management fee	69,077
Transfer and shareholder servicing fees	57,545
Distribution and service fees payable	485
Other expenses	69,571
Total liabilities	707,025
NET ASSETS	$205,374,751

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$208,039
Additional paid-in capital	212,792,704
Total distributable earnings (losses)	(7,625,992)
$205,374,751
CLASS A
Net Assets	$155,184,088
Capital shares outstanding	15,723,763
Net asset value and redemption price per share	$9.87
Maximum offering price per share (100/97 of $9.87)	$10.18

CLASS C
Net Assets	$2,346,226
Capital shares outstanding	237,923
Net asset value and offering price per share	$9.86

CLASS Y
Net Assets	$47,844,437
Capital shares outstanding	4,842,284
Net asset value, offering and redemption price per share	$9.88

See accompanying notes to financial statements.

23  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2023

Investment Income
Interest income		$6,537,612

Expenses
Investment Adviser fee (note 3)	$870,840
Distribution and service fee (note 3)	275,357
Transfer and shareholder servicing agent fees	103,134
Legal fees	79,991
Trustees’ fees and expenses (note 7)	72,075
Registration fees and dues	34,178
Auditing and tax fees	24,100
Shareholders’ reports	20,580
Insurance	12,658
Custodian fees	11,522
Compliance services (note 3)	9,827
Credit facility fees (note 10)	6,102
Miscellaneous	40,569
Total expenses		1,560,933
Net investment income		4,976,679

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(3,676,604)
Change in unrealized appreciation (depreciation) on investments	(2,909,244)

Net realized and unrealized gain (loss) on investments		(6,585,848)
Net change in net assets resulting from operations		$(1,609,169)

See accompanying notes to financial statements.

24  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income	$4,976,679	$5,984,239
Realized gain (loss) from securities transactions	(3,676,604)	(514,009)
Change in unrealized appreciation (depreciation) on investments	(2,909,244)	(17,057,872)
Change in net assets resulting from operations	(1,609,169)	(11,587,642)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(3,896,889)	(4,083,825)

Class C Shares	(50,696)	(79,168)

Class Y Shares	(1,358,255)	(1,732,704)

Change in net assets from distributions	(5,305,840)	(5,895,697)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	33,976,090	41,773,669
Reinvested dividends and distributions	4,330,637	4,869,901
Cost of shares redeemed	(74,444,593)	(61,735,189)
Change in net assets from capital share transactions	(36,137,866)	(15,091,619)

Change in net assets	(43,052,875)	(32,574,958)

NET ASSETS:
Beginning of period	248,427,626	281,002,584
End of period	$205,374,751	$248,427,626

See accompanying notes to financial statements.

25  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS MARCH 31, 2023

1. Organization

Aquila Tax-Free Trust of Arizona (the “Fund”), one of six series of Aquila Municipal Trust (prior to October 12, 2013, the Fund operated under the name Tax-Free Trust of Arizona), a non-diversified, open-end investment company, was organized on October 17, 1985, as a Massachusetts business Trust and commenced operations on March 13, 1986. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. As of the date of this report, there were no Class F Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in good faith by each Fund’s Board of Trustees. Rule 2a-5 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Aquila Municipal Trust Board has designated Aquila Investment Management LLC as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. Aquila Investment Management LLC as Valuation Designee, selects an appropriate methodology or methodologies for determining and calculating the fair value of Fund investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.

26  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2023:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices – Short-Term Investment	$11,074,475
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	192,673,564
Level 3 – Significant Unobservable Inputs	—
Total	$203,748,039
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

27  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2020 – 2022) or expected to be taken in the Fund’s 2023 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2023, the Fund decreased paid-in capital by $237,212 and increased distributable earnings by $237,212. This reclassification had no effect on net assets or net asset value per share.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all investment management and administrative services to the Fund. The Manager’s services include providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, auditors and distributor. For its services, the

28  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Fund’s net assets.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act).

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”) including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2023, distribution fees on Class A Shares amounted to $241,542, of which the Distributor retained $27,307.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $25,361. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, these payments amounted to $8,454. The total of these payments with respect to Class C Shares amounted to $33,815, of which the Distributor retained $8,376.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Arizona, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2023, total commissions on sales of Class A Shares amounted to $18,398, of which the Distributor received $4,317.

29  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2023, purchases of securities and proceeds from the sales of securities aggregated $64,620,529 and $113,668,668, respectively.

At March 31, 2023, the aggregate tax cost for all securities was $206,828,488. At March 31, 2023, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,943,519 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $6,023,968 for a net unrealized depreciation of $3,080,449.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Arizona, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Arizona and whatever effects these may have upon Arizona issuers’ ability to meet their obligations. The general policy of the Fund is to invest in such securities only when comparable securities of Arizona issuers are not available in the market. At March 31, 2023, the Fund had all of its long-term portfolio holdings invested in the securities of Arizona issuers.

30  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

6. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	1,359,410	$13,382,079	1,386,842	$15,045,831
Reinvested dividends and distributions	324,996	3,178,651	313,418	3,364,280
Cost of shares redeemed	(3,594,167)	(35,224,343)	(2,402,082)	(25,790,639)
Net change	(1,909,761)	(18,663,613)	(701,822)	(7,380,528)

Class C Shares:
Proceeds from shares sold	27,949	276,153	33,684	364,928
Reinvested dividends and distributions	4,521	44,258	6,725	72,248
Cost of shares redeemed	(303,194)	(2,968,102)	(214,642)	(2,310,543)
Net change	(270,724)	(2,647,691)	(174,233)	(1,873,367)

Class Y Shares:
Proceeds from shares sold	2,071,465	20,317,858	2,438,440	26,362,910
Reinvested dividends and distributions	113,118	1,107,728	133,270	1,433,373
Cost of shares redeemed	(3,699,404)	(36,252,148)	(3,154,359)	(33,634,007)
Net change	(1,514,821)	(14,826,562)	(582,649)	(5,837,724)
Total transactions in Fund shares	(3,695,306)	$(36,137,866)	(1,458,704)	$(15,091,619)

7. Trustees’ Fees and Expenses

At March 31, 2023, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2023 was $69,456. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual and Outreach Meetings of Shareholders. For the year ended March 31, 2023, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $2,619.

31  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share or in cash, at the shareholder’s option.

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Arizona income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the Alternative Minimum Tax. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2023, the Fund had capital loss carry forwards of $2,641,424, $1,998,542 is short-term and $642,882 is long-term. Both have no expiration date. As of March 31, 2023, the Fund had post-October losses of $1,915,188, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2023	Year Ended March 31, 2022
Net tax-exempt income	$5,180,813	$5,844,296
Ordinary Income	125,027	51,401
	$5,305,840	$5,895,697

32  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

As of March 31, 2023, the components of distributable earnings on a tax basis were:

Undistributed tax-exempt income	$93,438
Undistributed net realized loss on investments	(2,641,424)
Unrealized depreciation	(3,080,449)
Post October losses	(1,915,188)
Other temporary differences	(82,369)
$(7,625,992)

The difference between book basis and tax basis unrealized appreciation and undistributed income is due to the timing difference, and other temporary differences, in recognizing dividends paid, the tax treatment of market discount amortization, and the deduction of distributions payable.

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate plus 1%).

There were no borrowings under the credit agreement during the year ended March 31, 2023.

11. Risks

Mutual fund investing involves risk and loss of principal is possible. The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.

33  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

34  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

35  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.14	$10.82	$10.68	$10.61	$10.47
Income (loss) from investment operations:
Net investment income(1)	0.22	0.23	0.25	0.27	0.29
Net gain (loss) on securities (both realized and unrealized)	(0.25)	(0.69)	0.14	0.07	0.16
Total from investment operations	(0.03)	(0.46)	0.39	0.34	0.45
Less distributions (note 9):
Dividends from net investment income	(0.24)	(0.22)	(0.25)	(0.27)	(0.29)
Distributions from capital gains	—	—	—	—	(0.02)
Total distributions	(0.24)	(0.22)	(0.25)	(0.27)	(0.31)
Net asset value, end of period	$9.87	$10.14	$10.82	$10.68	$10.61
Total return (not reflecting sales charge)	(0.27)%	(4.32)%	3.63%	3.16%	4.37%
Ratios/supplemental data
Net assets, end of period (in millions)	$155	$179	$198	$199	$204
Ratio of expenses to average net assets	0.74%	0.69%	0.71%	0.74%	0.73%
Ratio of net investment income to average net assets	2.26%	2.11%	2.30%	2.49%	2.74%
Portfolio turnover rate	32%	35%	11%	21%	34%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

36  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.13	$10.81	$10.67	$10.61	$10.47
Income (loss) from investment operations:
Net investment income(1)	0.14	0.14	0.16	0.18	0.20
Net gain (loss) on securities (both realized and unrealized)	(0.26)	(0.69)	0.13	0.05	0.15
Total from investment operations	(0.12)	(0.55)	0.29	0.23	0.35
Less distributions (note 9):
Dividends from net investment income	(0.15)	(0.13)	(0.15)	(0.17)	(0.19)
Distributions from capital gains	—	—	—	—	(0.02)
Total distributions	(0.15)	(0.13)	(0.15)	(0.17)	(0.21)
Net asset value, end of period	$9.86	$10.13	$10.81	$10.67	$10.61
Total return (not reflecting sales charge)	(1.11)%	(5.13)%	2.76%	2.20%	3.49%
Ratios/supplemental data
Net assets, end of period (in millions)	$2	$5	$7	$8	$9
Ratio of expenses to average net assets	1.59%	1.54%	1.56%	1.59%	1.58%
Ratio of net investment income to average net assets	1.39%	1.26%	1.45%	1.65%	1.88%
Portfolio turnover rate	32%	35%	11%	21%	34%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

37  |  Aquila Tax-Free Trust of Arizona

AQUILA TAX-FREE TRUST OF ARIZONA FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.15	$10.84	$10.69	$10.63	$10.49
Income (loss) from investment operations:
Net investment income(1)	0.24	0.24	0.26	0.28	0.30
Net gain (loss) on securities (both realized and unrealized)	(0.26)	(0.69)	0.15	0.06	0.16
Total from investment operations	(0.02)	(0.45)	0.41	0.34	0.46
Less distributions (note 9):
Dividends from net investment income	(0.25)	(0.24)	(0.26)	(0.28)	(0.30)
Distributions from capital gains	—	—	—	—	(0.02)
Total distributions	(0.25)	(0.24)	(0.26)	(0.28)	(0.32)
Net asset value, end of period	$9.88	$10.15	$10.84	$10.69	$10.63
Total return (not reflecting sales charge)	(0.11)%	(4.26)%	3.88%	3.21%	4.51%
Ratios/supplemental data
Net assets, end of period (in millions)	$48	$65	$75	$53	$40
Ratio of expenses to average net assets	0.59%	0.54%	0.56%	0.60%	0.59%
Ratio of net investment income to average net assets	2.41%	2.26%	2.44%	2.62%	2.88%
Portfolio turnover rate	32%	35%	11%	21%	34%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

38  |  Aquila Tax-Free Trust of Arizona

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

39  |  Aquila Tax-Free Trust of Arizona

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(4)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	9

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Patricia L. Moss Bend, OR (1953)	Chair of the Board of Aquila Municipal Trust effective January 1, 2023; Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

40  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Thomas A. Christopher(6) Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009; Chair of the Board of Aquila Municipal Trust 2017 – December 31, 2022	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., July 2017-August 2022, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served seven Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

41  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Heather R. Overby Prospect, KY (1971)	Aquila Municipal Trust: Trustee since September 2022	Vice President, Finance & Accounting/Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), June 2018 – Present; Chairman, Kentucky School Facilities Construction Commission (state commission), December 2018 – Present; Interim Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), February 2017 – May 2018; Chief Financial Officer, Kentucky Municipal Power Agency, (wholesale electricity sale – governmental), November 2009 – May 2018.	6	None

42  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.
(6)	Mr. Christopher retired as a Trustee effective March 31, 2023.

43  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Peoria, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC (since 2019); Financial Advisor, Prudential Advisors, 2017 – 2019

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017), Aquila Tax-Free Fund of Colorado (since 2023) and and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011) and Aquila Tax-Free Fund of Colorado (since 2023); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Vasilios Gerasopoulos Lakewood, CO (1973)	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado since March 2023	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado and Credit Analyst of Aquila Tax-Free Trust of Oregon since March 2023; Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2015 to 2023; Senior Financial Analyst, Bond and Debt, for Jefferson County, Colorado from December 2012 to 2015.

44  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Timothy Iltz Happy Valley, OR (1975)	Vice President of Aquila Municipal Trust since March 2023; Portfolio Manager of Aquila Tax-Free Fund of Colorado (since December 2022) and Aquila Tax-Free Trust of Oregon (since 2018)	Vice President of Aquila Municipal Trust since March 2023, Portfolio Manager of Aquila Tax-Free Fund of Colorado since December 2022, and Aquila Tax-Free Trust of Oregon since 2018; Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2011 to 2018. Vice President and Portfolio Manager at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2018 to 2023.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2018), Aquila Tax-Free Trust of Oregon (since 2023) and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah (since 2018) and Aquila Tax-Free Trust of Oregon (since 2023); Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

45  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017 and Aquila Tax-Free Trust of Oregon (since 2023)	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009) and Aquila Tax-Free Trust of Oregon (since 2023); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah and Aquila Tax-Free Fund of Colorado), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

46  |  Aquila Tax-Free Trust of Arizona

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

47  |  Aquila Tax-Free Trust of Arizona

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/22	Ending(1) Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Ending Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Net Annualized Expense Ratio
A	$1,000	$1,054.40	$3.84	$1,021.19	$3.78	0.75%
C	$1,000	$1,050.00	$8.18	$1,016.95	$8.05	1.60%
Y	$1,000	$1,055.10	$3.07	$1,021.94	$3.02	0.60%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

48  |  Aquila Tax-Free Trust of Arizona

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2023, $5,305,840 of dividends paid by Aquila Tax-Free Trust of Arizona, constituting 98% of total dividends paid, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2024, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2023 calendar year.

49  |  Aquila Tax-Free Trust of Arizona

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Patricia L. Moss, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Thomas A. Christopher

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Anthony A. Tanner, Vice President and
Lead Portfolio Manager

Royden P. Durham, Vice President and
Portfolio Manager

James T. Thompson, Vice President and
Portfolio Manager

Robert C. Arnold, Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer
and Treasurer
Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

118 Flanders Road

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AZAR-0523

Annual Report March 31, 2023

Aquila Tax-Free Trust of Oregon Navigating Changing Market Conditions Serving Oregon investors since 1986

May, 2023

Dear Fellow Shareholder:

The financial markets have a way of reminding us that it isn’t always smooth sailing. As history has demonstrated, investments can be influenced to varying degrees by changing market conditions. That’s why charting a course for your financial future, and being prepared for inevitable twists and turns, may be important to help one navigate times of volatility and uncertainty. And while the municipal bond market has shown some signs of improvement following a particularly challenging period in 2022, some investors remain leery, wondering what lies ahead. What is the future direction of interest rates? Will inflation continue, or might the economy be headed for a recession? These and other market drivers remain to be seen, which is why we believe it’s important to maintain perspective, as well as a long-term focus.

What’s Driving Fixed Income Markets

The Federal Reserve (the “Fed”) remains front and center when to comes to factors that influence fixed income markets, including the municipal bonds in which your Fund invests. The Fed has continued with a “tight” monetary policy in its quest to manage the U.S. economy. The primary tool employed by the Fed has been to increase interest rates, specifically the Federal Funds rate (the rate that banks charge one another to borrow or lend excess reserves overnight). To date, the Federal Reserve has implemented 10 rate hikes since March of 2022, bringing the Fed Funds rate to a 16-year high, and representing the first time that the Fed’s target rate has been above 5% since 2007. This has had a significant impact on fixed income securities, including municipal bonds, and continues to work its way through the economy.

As a result, interest rates rose fairly dramatically over the past year. And as interest rates rise (along with the resulting yields on fixed income securities), prices of bonds generally fall commensurately. When rising rates and declining prices occur at a relatively rapid pace, this normally creates a shift in market dynamics, and in the overall tenor among investors.

The Federal Reserve has also engaged in efforts to reduce its balance sheet, as it attempts to combat inflation, while also trying to avoid the possibility of an economic recession. The state of the U.S. economy continues to be another key driver of fixed income markets. Although certain economic indicators suggest a resilient economy, the future direction of the economy remains a question mark. As the Fed attempts to perform

NOT A PART OF THE ANNUAL REPORT

a delicate balancing act, market participants are left wondering if the Fed can successfully achieve a so-called “soft landing,” or if the economy may slip into a recession.

Additional factors also contribute to market movements. One such example is recent turmoil in the banking industry which resulted in several high-profile bank failures and subsequent takeovers beginning in March. While the bank failures triggered some concern and uncertainty, they did not necessarily appear to have changed the Fed’s outlook on the economy. With continued elevated inflation data, the Fed went ahead with yet another rate increase on May 3, 2023. Comments by Fed Chair Jerome Powell at a subsequent news conference did, however, indicate to many market observers that the Fed may push pause on further rate hikes. The markets, of course, will be paying close attention as we approach the Fed’s June meeting date, and beyond.

The Effect on Municipal Bonds

The municipal bond market is currently being supported by strong credit fundamentals. Generally speaking, municipalities around the country have recorded high levels of tax receipts and added liquidity. Credit conditions appear to be solid even in the face of interest rate volatility. Moreover, credit rating upgrades continued to significantly outpace downgrades through year-end 2022, based on data from Standard & Poor’s.

Bond issuance has remained relatively low on a year-over-year basis. The combination of robust tax receipts and federal aid programs have left many municipalities with excess budgets. Additionally, bond issuers remain wary given interest rate changes and overall volatility swings. Issuance is generally expected to pick up as the year progresses, although many believe it is likely to remain rather muted.

Maintain a Long-Term Focus

At Aquila Group of Funds, we remain optimistic in the long term for the municipal bond market. Municipal bonds are vital to financing the infrastructure of our local communities and states. Moreover, they may play an important role for investors’ asset allocation. We, therefore, believe it’s important to keep in mind the key benefits that municipal bond funds offer, particularly during periods of market change and uncertainty.

Your Fund has been specifically designed bearing in mind the fact that most people are more sensitive to potential investment losses than they are eager for outsized gains. Important characteristics of your Fund therefore include:

•	High-quality municipal bonds – Invests in investment-grade bonds; those in the four highest rating categories, or determined to be of comparable credit quality
•	Intermediate bond portfolio – Seeks to minimize share price volatility or interest rate risk
•	Broad portfolio diversification – Supports a wide range of projects in communities of all sizes throughout your state, not only reducing risk but also improving the quality of life throughout the state
•	Local portfolio management – Provides an up-close perspective and valuable insights on the issuers and economy in the state

NOT A PART OF THE ANNUAL REPORT

Rest assured that your dedicated team of investment professionals continually draws upon their many years of experience in analyzing securities, observing market and economic cycles, and recognizing risks and opportunities. Our goal is to achieve your Fund’s investment objective of delivering the highest level of income exempt from regular federal and state income taxes, as is consistent with preservation of capital.

As always, we encourage you to consult with a trusted financial professional who can help ensure that your investment portfolio remains aligned with your individual needs to meet your long-term financial goals. It’s prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk.

Thank you for your investment and continued confidence in Aquila Group of Funds.

Sincerely,

Diana P. Herrmann, Vice Chair and President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Oregon ANNUAL REPORT Management Discussion Serving Oregon investors since 1986

Introduction

During the annual reporting period of April 1, 2022 through March 31, 2023, the Federal Reserve (the “Fed”) continued the path it began in March 2022 to tighten monetary policy. The Fed rapidly raised interest rates from 50 basis points (“b.p.”, one basis point equals 0.01%) beginning March 16, 2022 to the target range of 4.75% – 5.00%, as of your Fund’s March 31, 2023 fiscal year end. (On May 3rd, following your Fund’s year end, the Fed raised rates an additional 25 b.p. and Fed Chair Jerome Powell’s comments at a news conference were generally interpreted by market observers to indicate that the Fed may push pause on further increases.) This increase in interest rates created volatility in the fixed income markets. An example of this volatility is illustrated by the Thomson Reuters Municipal Market Data (“MMD”) AAA 10-year maturity yield which was 2.18% on April 1, 2022, reached its highest yield on October 27, 2022 of 3.41%, before settling in at a yield of 2.27% on March 31, 2023.

The Aquila Group of Funds (“AGOF”) single state municipal bond funds have consistently believed that a high quality, intermediate fund strategy helps to mitigate interest rate volatility. The AGOF single state funds generally performed well versus longer, lower rated national funds during the fiscal year ended March 31, 2023. It appears the high quality intermediate sector was one of the best performing municipal sectors during this time.

Throughout 2023 we believe there will be interest in how the Fed will respond to the economic conditions facing the United States. The “soft landing” versus a recession continues to be debated among economists. As this debate continues, Congress is currently busy trying to solve the debt ceiling issue with the Administration. Any fiscal stimulus that could increase inflation will be a major point of contention between the legislative and executive branches of government. As a result of this uncertainty, there may be market opportunities that the Aquila Group of Funds can implement to mitigate interest rate volatility.

U.S. Economy

Inflation, and how the Federal Reserve responds, remain the key macroeconomic topics. The era of low interest rates has come to an end, as the Fed continues to raise rates in its fight against inflation. As of the year ended March 31, 2023, the Fed had hiked rates nine straight times since it met on March 16, 2022, including March 22, 2023. (And, a 10th increase was implemented on May 3, 2023.) Although yields have risen from their lows, rates remain well below current inflation levels, as inflation over the past year has been running at its fastest pace in decades. U.S. Treasury yields rose and began to invert in April, 2022 and the Treasury yield curve continues to maintain its distinctly inverted

1  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

shape. The impact on rates of the Fed’s battle has been astonishing with 2-year Treasury yields increasing 428 b.p. from, March 31, 2022 to 5.06% as of March 8, 2023 and the 30-year U.S. Treasury rose 200 b.p. to 4.02%, as of the beginning of March 2023.

Rising interest rates have also significantly impacted bank portfolios. Deposits in the U.S. banking system rapidly increased by $5.2 trillion from 2019 to the end of 2021, following the onset of the COVID-19 pandemic. However, loan volumes did not keep pace with deposits due to the uncertainty created by the pandemic. As a result, banks added to their securities portfolios and loans as their share of total asset base decreased until 2022. Prior to the sharp increase in interest rates last year, banks were holding elevated levels of long-dated fixed income securities purchased with lower yields, which incurred substantial mark-to-market losses as rates increased. Toward the end of February 2023, Federal Deposit Insurance Corporation (FDIC) Chair, Martin Gruenberg, made cautionary statements regarding the impact higher rates could have on the banking sector and on bank unrealized losses. Two weeks later, Silicon Valley Bank (“SVB”), which was the 16th largest commercial bank in the U.S., collapsed following a run on deposits. The failure of SVB and two other banks prompted the Fed to create an emergency lending facility. Moody’s Investor Service has since lowered its outlook on the U.S. banking system to “Negative” from “Stable”, citing the “rapidly deteriorating operating environment.”

The Fed’s outlook continues to favor additional interest rate hikes as it seeks to contain current inflation levels and the recent banking crisis. Two main takeaways from recent inflation data are that inflation remains both too high relative to the Fed’s 2% target and the rate of inflation has shown signs of decelerating. This slowing began in October 2022, with the release of Consumer Price Index (“CPI”) data. More recently, CPI data released in March 2023 reported the all items CPI increased 5.0% year-to-date, the smallest 12-month gain since May 2021. However, the largest contributor to the increase was the cost of shelter, which remains a concern. Although supply chains have shown signs of recovery, the war in Ukraine continues to pressure commodities and energy prices. Furthermore, recently announced production cuts by the oil cartel OPEC (Organization of the Petroleum Exporting Countries) and its allies have placed upward pressure on the energy components of CPI.

Municipal Market

The past year through the period ending March 31, 2023, was an exceptionally challenging year for municipal bonds, with the Bloomberg Municipal Bond Index*, a broad measure of the overall municipal bond market, performance declining 8.53%, reporting its worst annual performance since 1980. The 10-Year Bloomberg AAA municipal yield more than doubled during the reporting period, from 1.05% on March 31, 2022 to 2.62% on December 31, 2022, to finish up the 12-month period at 2.26% on March 31, 2023. The Bloomberg Municipal Bond Index returns turned positive in the fourth quarter of 2022 and ended-up delivering a 2.20% return in March 2023, the strongest March performance since 2008. As of March 31, 2023, the overall municipal bond market had actually recovered to produce a positive total return for the trailing twelve-month period with the Bloomberg Municipal Bond Index eking out a positive 0.26% total return from March 31, 2022 to March 31, 2023.

2  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

One of the most significant developments in the municipal bond market over the past year has been the decline in new issuance. Over the first quarter of 2023, new issuance declined a dramatic 23.8% after falling 21.3% for calendar-year 2022. This lack of new issue supply has made sourcing bonds more challenging. The decline in new issuance is primarily due to the substantial increase in interest rates and the accelerated pace of rate hikes over this past year. This lower new issue environment has resulted in a positive credit trend for municipals, given many local governments are sitting on significant amounts of federal pandemic relief cash and running budget surpluses. In addition, taxable municipal yields have risen in parallel with U.S. Treasury yields, which has rendered many taxable municipal refunding bonds uneconomical. As a result, national taxable municipal issuance was approximately 59% of last year’s issuance over the same period ending March 31, 2023.

However, declining new issue volume trends have been largely offset by a surge in secondary market trading. In 2022, the overall number of trades rose by 66% from 2021 and 17% higher than the previous high reached in 2008, during the Credit Crisis. The total par value of fixed rate municipal securities traded in 2022 totaled $2.5 trillion, over 7x the amount of new issue volume during the year. This was 40% above the $1.6 trillion in total par value traded in 2021. This secondary market environment can be advantageous to the active portfolio efforts that professional municipal bond mutual fund managers seek to exploit on behalf of their shareholders.

With low new issuance and elevated secondary market trading activity, it is not surprising that demand for municipal bonds remains high. The demand for municipal bonds can be seen in the ratio of municipal yields versus U.S. Treasury yields. As of March 31, 2023, the 5-year maturity range of ‘AAA’ rated municipals was yielding 61% of U.S. Treasuries, which compares to 81% as of March 31, 2022. For the 10-year maturity range, municipals were yielding 65% of U.S. Treasuries as of March 31, 2023, compared to 94% as of March 31, 2022. While these ratios can be primarily attributed to high demand in a low issuance market, they are also an indication of the value of the tax-exemption offered by municipal bonds and the credit quality of the municipal asset class in the wake of the banking crisis and current recession concerns.

Credit quality in the municipal sector remains high, although there are specific pockets of concern. The uncertainty experienced in the banking sector last month reinforced the concept that investors view municipal bonds, particularly investment grade state and local government issuers, as high-quality investments. This strong perception of credit quality can largely be attributed to the unprecedented level of federal stimulus programs related to the pandemic and local government budgeting practices, which tend to be risk averse. However, there are certain sectors, such as assisted living and student housing, where investors are typically more cautious when investing.

3  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Oregon State Economy

Personal and corporate tax collections have continued to exceed the State of Oregon’s expectations. As a result, the State is projecting that Oregon’s unique tax kicker law will distribute a record $3.9 billion at the end of the current 2021-2023 biennium. Although the exact kicker amount will be finalized and certified this fall, it will ultimately be paid out as a credit to Oregonians filing tax returns during the spring 2024 tax filing season. While the kicker is good news for taxpayers, it poses certain budgetary challenges for the State, particularly if the kicker is paid out at the end of an expansion cycle and beginning of a recession. This has, unfortunately, been Oregon’s experience following both the technology and housing booms in recent decades.

In anticipation of an economic downturn, it’s important to note that the State has accumulated reserve fund balances that are larger than Oregon has been able to accumulate in past cycles, which should help stabilize the budget should a recession occur. The Oregon Rainy Day Fund and the Education Stability Fund currently total a combined $1.8 billion. At the end of the 2021-2023 biennium, the State projects the two reserves will total $2.1 billion, which is equal to 7.2% of current revenues. Including the currently projected $4.6 billion ending balance in the State’s General Fund, the total effective reserves at the end of the current 2021-2023 biennium are projected to be 22.6% of the State’s current revenues.

Oregon’s labor force has never been larger, and the labor force participation rate is now higher than it was prior to the COVID-19 pandemic. Over the past 6-months, the State’s unemployment rate has averaged 4.8%. In February 2023, this rate dropped slightly to 4.7%, which continues to be higher than the national rate of 3.6%. In addition, employment rates for prime working-age Oregonians are currently higher than they were prior to the pandemic. Oregon employers continue to hire as they chase market opportunities due to strong consumer spending. Construction employment reached a record high of 122,700 in February 2023, growing 6.5% over the past 12-months. However, nondurable goods manufacturing in the state experienced more job cuts than normal during both January and February 2023. Both residential and commercial construction grew close to 4.0% for the year-over-year period from February 2022 to February 2023, with residential building construction up 800 jobs, or 3.8%, and nonresidential building construction up 500 jobs, or 4.3%.

Rising mortgage rates due to the Federal Reserve’s continued moves to curb inflation have made home financing more expensive. The purpose of the rate increases is to cool prices off and Oregon markets are responding with declining home sale prices. The Willamette Valley Multiple Listings Service (“WVMLS”), which covers Benton, Linn, Marion and Polk counties, reported that the number of sales declined 28% for the first quarter of 2023 versus the first quarter of 2022. Furthermore, the average sales price in March 2023 declined to $433,395 from $465,203 in 2022, a 6.8% decrease. According to data reported by Standard & Poor’s (“S&P”) for the Corelogic Case-Shiller Index, Portland area home values declined 0.5% for the 12-month period ended January 31, 2023. Portland is not alone and several west coast housing markets including San Francisco, San Diego and

4  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Seattle are also experiencing lower prices. Nationally, the S&P CoreLogic Case-Shiller U.S. National Home Price NSA (Non-Seasonally Adjusted) Index, covering all nine U.S. census divisions, reported a 3.8% annual gain in January 2023 versus -0.7% for Portland. In addition to higher mortgage rates, the housing market is also battling fallout from recent bank closures that is making it more difficult for some individuals to buy homes.

Higher interest rates have also impacted municipal bond issuance. The pace of Oregon issuance has slowed significantly over the past six months with only 8 new deals over the quarter ending March 31, 2023 and 5 new deals in the previous quarter. Furthermore, refunding bonds have become particularly scarce. Oregon did not have a single refunding issue during the 12-month period ended March 31st. Although we have seen an improvement in the par amount of new issues, the pace has made it more challenging to source new bonds.	Oregon Tax-Exempt Non-AMT Municipal Bond Issuance March 31, 2023 $(MM)*

Source: Bloomberg and Aquila Investment Management LLC

Fund Performance

Aquila Tax-Free Trust of Oregon Performance:
March 31, 2023
1-Year Total Return
Class A Share (without sales charge)	0.84%
Class Y Share	0.90%
Bloomberg Municipal Bond Quality Intermediate Index	2.04%

Aquila Tax-Free Trust of Oregon Portfolio Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	7.25 yrs.	6.88 yrs.
Option Adj. (Effective) Duration	4.51 yrs.	3.93 yrs.
Modified Duration	4.31 yrs.	3.84 yrs.

5  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

Bloomberg Municipal Bond Quality Intermediate Index Characteristics:
	March 31, 2022	March 31, 2023
Weighted Average Maturity	6.34 yrs.	6.46 yrs.
Effective Duration	4.12 yrs.	4.00 yrs.
Modified Duration	3.86 yrs.	3.80 yrs.

Aquila Tax-Free Trust of Oregon (the “Fund”) was defensively positioned to withstand the rising interest rate market experienced over this past year. Accordingly, the total return for the Fund’s A share class (without sales charge) was 0.84% for the fiscal-year ended March 31, 2023 compared to 2.04% for the Bloomberg Municipal Bond Quality Intermediate Index (the “Index”). It should be noted that the Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

The Fund’s shorter duration, higher credit quality, overweight exposure to pre-refunded securities, underweight positions in the healthcare, industrial development, and transportation sectors were all factors that contributed to favorable performance versus the Index. However, our overweight position in longer intermediate maturities, K-12 school districts and “AA” rated bonds contributed to overall underperformance versus the Index.

Outlook and Strategy

Aquila Tax-Free Trust of Oregon continues to implement the longstanding tenets of the Aquila Group of Funds, namely, local management, high credit quality and intermediate maturity focus. With a relatively flat yield curve over the first ten years and dynamic market conditions, we remain cautious in our selection of municipal bonds. We believe our portfolio positioning of shorter duration, higher credit quality and higher average coupons, has been relatively advantageous during current market conditions with volatile daily changes. While recent comments of Fed Chair Powell have been interpreted by many market observers to indicate that the Fed may push pause on further increases, we continue to resist the temptation to meaningfully extend duration. We have been taking advantage of the higher interest rate environment by selling lower book yield securities and replacing them with higher yielding securities where the yield curve steepens in the 10 to 15-year maturity range.

Credit research remains a cornerstone of our strategy, with vigilant monitoring of both issuers and sectors. Under our overall defensive portfolio strategy, the Fund’s portfolio as of March 31st was comprised of approximately 95% AA or higher credit quality. Although we have observed wider spreads for certain credits, we view credit risk of lower rated securities as not being sufficiently rewarded, particularly for longer maturities. Furthermore, we have sought to expand our effort to evaluate currently under-represented sectors and bonds with attractive structures or relative spreads. These under-represented sectors may present an opportunity to increase exposure to holdings with yields commensurate to, or exceeding, what we believe to be potential market volatility. Furthermore, these opportunities may present an opportunity to capture incremental yield while diversifying risk.

6  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

We believe our current fund maturity and duration exposure leaves us in a desirable position to respond to any favorable shifts that may occur in the yield curve and credit spreads as monetary policy continues to unfold. The volatility the municipal market has experienced in the past quarter may likely continue if the Federal Reserve continues with their strategy of increasing interest rates, along with inflation at recent elevated levels. These periods can introduce valuable opportunities to leverage our demonstrated active management techniques that have enabled the Fund to limit erosion in the monthly distributions, while maintaining a conservative intermediate maturity position.

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

Mutual fund investing involves risk and loss of principal is possible.

The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

7  |  Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

8  |  Aquila Tax-Free Trust of Oregon

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Oregon (the “Fund”) for the 10-year period ended March 31, 2023 as compared with the Bloomberg Municipal Bond: Quality Intermediate TR Unhedged Index*** (the “Bloomberg Intermediate Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Bloomberg Intermediate Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return for periods ended March 31, 2023
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/86
With Maximum Sales Charge	(2.22)%	0.29%	1.00%	4.43%
Without Sales Charge	0.84	1.11	1.41	4.55
Class C since 4/5/96
With CDSC**	(1.10)	0.24	0.55	2.73
Without CDSC	(0.11)	0.24	0.55	2.73
Class F since 11/30/18
No Sales Charge	1.02	N/A	N/A	1.28
Class Y since 4/5/96
No Sales Charge	0.90	1.26	1.57	3.76
Bloomberg Intermediate Index	2.04	1.96	1.93	4.71*	(Class A)
				3.93	(Class C & Y)
				1.98	(Class F)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*       From commencement of the Bloomberg Barclays Quality Index on 1/1/87.

**     CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

9  |  Aquila Tax-Free Trust of Oregon

PERFORMANCE REPORT (continued)

***	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information therein, nor does Bloomberg make any warranty, express or implied, as to results to be obtained therefrom, and, to the maximum extent allowed by the law, Bloomberg shall not have any liability or responsibility for any injury or damages arising in connection therewith.

10  |  Aquila Tax-Free Trust of Oregon

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Municipal Trust and the

Shareholders of Aquila Tax-Free Trust of Oregon:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila Tax-Free Trust of Oregon (the “Fund”), including the schedule of investments, as of March 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor for the Trust since 2005.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 30, 2023

11  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS MARCH 31, 2023

Principal Amount	General Obligation Bonds (63.7%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (7.6%)
	Bend, Oregon
$ 2,690,000	5.000%, 06/01/32	NR/AA+/NR	$ 3,212,021
	Boardman, Oregon Green Bond
1,000,000	4.000%, 06/15/33 Series 2021 BAMAC Insured	NR/AA/NR	1,073,190
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aaa/NR/NR	1,135,772
	Clackamas County, Oregon (Tax-Exempt)
1,485,000	5.000%, 06/01/25 Series 2016B	Aaa/NR/NR	1,564,418
	Clatsop County, Oregon
1,000,000	5.000%, 06/15/32	Aa2/NR/NR	1,149,160
	Deschutes, Oregon Public Library District
1,000,000	4.000%, 06/01/31 Series 2021	Aa2/NR/NR	1,116,310
	Gresham, Oregon Full Faith and Credit Refunding and Project Obligations
1,545,000	5.000%, 05/01/23	Aa2/NR/NR	1,547,688
	Hermiston, Oregon Full Faith and Credit Refunding Obligations
780,000	4.000%, 06/01/32 Series 2020	NR/A+/NR	840,224
	Lake Oswego, Oregon Refunding
3,140,000	4.000%, 12/01/30	Aaa/AAA/NR	3,356,943
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A1/NR/NR	1,054,232
1,165,000	5.000%, 06/01/25	A1/NR/NR	1,220,279
	McMinnville, Oregon Refunding
2,075,000	5.000%, 02/01/27	Aa3/NR/NR	2,160,718
	Multnomah County, Oregon
3,000,000	5.000%, 06/01/30	Aaa/AAA/NR	3,317,100
	Portland, Oregon Limited Tax, Build Portland & Fuel Stations Projects
1,210,000	5.000%, 04/01/36 2017 Series 2022D	Aaa/NR/NR	1,426,118

12  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (continued)
	Portland, Oregon Limited Tax, Sellwood Bridge & Archive Space Projects
$ 1,640,000	4.000%, 04/01/29 2017 Series A	Aaa/NR/NR	$ 1,736,465
1,710,000	4.000%, 04/01/30 2017 Series A	Aaa/NR/NR	1,808,393
1,775,000	4.000%, 04/01/31 2017 Series A	Aaa/NR/NR	1,876,619
	Portland, Oregon Public Safety
1,345,000	5.000%, 06/15/25 Series A	Aaa/NR/NR	1,418,975
	Redmond, Oregon Full Faith and Credit Bonds
1,140,000	5.000%, 06/01/34 Series B-1	Aa2/NR/NR	1,292,407
	Salem, Oregon
3,000,000	5.000%, 06/01/38 Series 2023B	Aa2/NR/NR	3,494,310
	Total City & County		35,801,342

	Community College (4.2%)
	Blue Mountain Community College District Umatilla, Oregon Morrow and Baker Counties Oregon (Umatilla and Morrow Counties Service Area)
970,000	4.000%, 06/15/27 Series 2015	NR/AA+/NR	1,000,109
	Chemeketa, Oregon Community College District
2,000,000	5.000%, 06/15/25	NR/AA+/NR	2,056,200
	Clackamas, Oregon Community College District
1,405,000	5.000%, 06/15/27 Series A	Aa1/AA+/NR	1,480,111
	Columbia Gorge, Oregon Community College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,000,680
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	1,842,650
1,735,000	4.000%, 06/15/32 Series 2020A	Aa1/NR/NR	1,899,999
1,070,000	4.000%, 06/15/34 Series 2020 A	Aa1/NR/NR	1,159,709
	Linn Benton, Oregon Community College
1,520,000	5.000%, 06/01/27	NR/AA+/NR	1,598,660

13  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Community College (continued)
	Mount Hood, Oregon Community College District Refunding
$ 1,865,000	5.000%, 06/01/27	Aa2/NR/NR	$ 2,014,629
1,000,000	5.000%, 06/01/29	Aa2/NR/NR	1,078,640
	Oregon Coast Community College District State
1,770,000	5.000%, 06/15/25	Aa1/NR/NR	1,771,929
	Portland, Oregon Community College District
1,250,000	5.000%, 06/15/38 Series 2023	NR/AA+/NR	1,449,512
	Rogue, Oregon Community College District
1,375,000	4.000%, 06/15/29 Series B	Aa1/NR/NR	1,436,710
	Total Community College		19,789,538

	School District (35.0%)
	Benton & Linn Counties, Oregon School District #509J (Corvallis)
2,000,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	2,253,680
1,615,000	5.000%, 06/15/32 Series B	Aa1/AA+/NR	1,817,699
	Clackamas County, Oregon School District #7J (Lake Oswego)
1,400,000	4.000%, 06/01/33	Aa2/AA+/NR	1,466,402
	Clackamas County, Oregon School District #12 (North Clackamas)
3,205,000	5.000%, 06/15/30	Aa1/AA+/NR	3,544,185
4,725,000	5.000%, 06/15/31	Aa1/AA+/NR	5,219,046
1,100,000	5.000%, 06/15/32	Aa1/NR/NR	1,239,205
1,000,000	5.000%, 06/15/35	Aa1/NR/NR	1,109,020
2,160,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,390,407
3,000,000	5.000%, 06/15/34 Series B	Aa1/AA+/NR	3,286,020
	Clackamas County, Oregon School District #62 (Oregon City)
1,310,000	5.000%, 06/15/31 Series B	Aa1/AA+/NR	1,476,855

14  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Clackamas & Washington Counties, Oregon School District No. 3JT (West Linn-Wilsonville)
$ 3,500,000	5.000%, 06/15/26	Aa1/AA+/NR	$ 3,687,110
5,500,000	5.000%, 06/15/27	Aa1/AA+/NR	5,790,400
1,115,000	5.000%, 06/15/28	Aa1/AA+/NR	1,174,117
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,203,380
	Clatsop County, Oregon School District #1C (Astoria)
1,080,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,245,510
1,215,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,392,463
	Clatsop County, Oregon School District #10 (Seaside)
1,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	1,104,990
	Clatsop County, Oregon School District #30 (Warrenton-Hammond)
1,590,000	5.000%, 06/15/31 Series B	Aa1/NR/NR	1,833,668
1,145,000	5.000%, 06/15/32 Series B	Aa1/NR/NR	1,312,239
1,690,000	5.000%, 06/15/34 Series B	Aa1/NR/NR	1,924,927
	Columbia County, Oregon School District #502 (St. Helens)
1,000,000	5.000%, 06/15/34	Aa1/NR/NR	1,092,840
	Coos County, Oregon School District #9 (Coos Bay)
1,035,000	5.000%, 06/15/32	NR/AA+/NR	1,165,979
	Deschutes County, Oregon Administrative School District #1 (Bend - La Pine)
3,000,000	4.000%, 06/15/30	Aa1/AA+/NR	3,183,240
2,150,000	5.000%, 06/15/31	Aa1/NR/NR	2,478,133
1,470,000	4.000%, 06/15/32	Aa1/NR/NR	1,589,820
1,540,000	5.000%, 06/15/37	Aa1/NR/NR	1,810,747
	Deschutes and Jefferson Counties, Oregon School District #02J (Redmond)
1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	1,019,270

15  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Greater Albany School District, Oregon #8J (Linn & Benton Counties)
$ 1,000,000	5.000%, 06/15/30 Series 2017	Aa1/AA+/NR	$ 1,106,670
	Hood River County, Oregon School District
2,260,000	4.000%, 06/15/30	NR/AA+/NR	2,359,327
2,400,000	4.000%, 06/15/31	NR/AA+/NR	2,505,408
	Jackson County, Oregon School District #5 (Ashland)
1,000,000	5.000%, 06/15/34	Aa1/AA+/NR	1,139,010
1,620,000	5.000%, 06/15/33 Series 2019	Aa1/AA+/NR	1,852,567
	Jackson County, Oregon School District #6 (Central Point)
2,665,000	5.000%, 06/15/31	Aa1/NR/NR	3,066,775
	Jackson County, Oregon School District #549C (Medford)
750,000	4.000%, 12/15/33 Series 2021	Aa3/NR/NR	820,313
570,000	4.000%, 12/15/34 Series 2021	Aa3/NR/NR	615,668
	Lane County, Oregon School District #4J (Eugene) Refunding
3,300,000	5.000%, 06/15/33	Aa1/NR/NR	3,993,462
1,105,000	4.000%, 06/15/35	Aa1/NR/NR	1,164,935
	Lane County, Oregon School District #19 (Springfield)
1,000,000	5.000%, 06/15/25	Aa1/AA+/NR	1,053,460
	Lane & Douglas Counties, Oregon School District #45J3
2,665,000	4.000%, 06/15/27 Series B	Aa1/NR/NR	2,794,786
	Lincoln County, Oregon School District
2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	2,371,564
	Linn & Marion Counties, Oregon School District #129J (Santiam Canyon)
750,000	5.000%, 06/15/34	NR/AA+/NR	854,258

16  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Marion & Polk Counties, Oregon School District #24J (Salem-Keizer)
$ 5,000,000	5.000%, 06/15/30	Aa1/AA+/NR	$ 5,629,200
5,525,000	5.000%, 06/15/31	Aa1/AA+/NR	6,217,172
1,135,000	5.000%, 06/15/32 Series 2020B	Aa1/AA+/NR	1,321,197
7,600,000	5.000%, 06/15/33 Series 2020B	Aa1/AA+/NR	8,879,308
1,000,000	5.000%, 06/15/34 Series 2020B	Aa1/AA+/NR	1,163,030
2,000,000	5.000%, 06/15/35 Series 2020B	Aa1/AA+/NR	2,301,160
	Multnomah County, Oregon School District #1J (Portland)
2,970,000	5.000%, 06/15/26 Series B	Aa1/AA+/NR	3,128,776
	Multnomah County, Oregon School District #7 (Reynolds)
5,680,000	5.000%, 06/15/26 Series A	Aa1/NR/NR	5,983,653
1,500,000	5.000%, 06/15/27 Series A	Aa1/NR/NR	1,580,190
1,825,000	5.000%, 06/15/28 Series A	Aa1/NR/NR	1,922,163
	Multnomah County, Oregon School District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,501,665
	Multnomah and Clackamas Counties, Oregon School District #10 (Gresham-Barlow)
1,535,000	5.000%, 06/15/29	Aa1/NR/NR	1,774,107
1,175,000	5.000%, 06/15/31	Aa1/AA+/NR	1,292,923
2,500,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,754,050
	Multnomah and Clackamas Counties, Oregon School District #28JT (Centennial)
715,000	5.000%, 06/15/35 Series 2020	Aa1/NR/NR	820,141
	Polk, Marion & Benton Counties, Oregon School District #13J (Central)
1,515,000	4.000%, 02/01/28	NR/AA+/NR	1,551,527
	Tillamook & Yamhill Counties, Oregon School District #101 (Nestucca Valley)
1,275,000	5.000%, 06/15/31	NR/AA+/NR	1,437,397

17  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	School District (continued)
	Umatilla County, Oregon School District #8 (Hermiston)
$ 2,750,000	5.000%, 06/15/30	NR/AA+/NR	$ 3,234,110
	Washington County, Oregon School District #15 (Forest Grove)
625,000	5.000%, 06/15/37 Series 2023	NR/AA+/NR	729,500
	Washington County, Oregon School District #48J (Beaverton)
1,500,000	5.000%, 06/15/27 Series C	Aa1/AA+/NR	1,660,650
2,400,000	5.000%, 06/15/35 Series C	Aa1/AA+/NR	2,600,952
	Washington & Clackamas Counties, Oregon School District #23J (Tigard)
2,405,000	5.000%, 06/15/30	Aa1/AA+/NR	2,662,575
1,000,000	5.000%, 06/15/31 Series A	Aa1/AA+/NR	1,150,760
1,000,000	5.000%, 06/15/32 Series A	Aa1/AA+/NR	1,149,160
	Washington, Clackamas & Yamhill Counties, Oregon School District #88J
2,785,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	3,072,690
2,000,000	5.000%, 06/15/29 Series B	Aa1/AA+/NR	2,253,740
	Washington, Multnomah & Yamhill Counties, Oregon School District #1J (Hillsboro)
3,105,000	5.000%, 06/15/30	Aa1/NR/NR	3,429,659
2,110,000	5.000%, 06/15/31	Aa1/NR/NR	2,329,735
1,750,000	4.000%, 06/15/32	Aa1/NR/NR	1,898,435
2,000,000	5.000%, 06/15/34 Series 2017	Aa1/NR/NR	2,191,520
	Yamhill County, Oregon School District #8 (Dayton)
1,045,000	5.000%, 06/15/32	NR/AA+/NR	1,194,404
1,080,000	5.000%, 06/15/33	NR/AA+/NR	1,231,718
900,000	5.000%, 06/15/34	NR/AA+/NR	1,022,346
	Yamhill County, Oregon School District #40 (McMinnville)
1,000,000	4.000%, 06/15/29	Aa1/AA+/NR	1,044,880
1,000,000	4.000%, 06/15/30	Aa1/AA+/NR	1,043,950
	Total School District		165,667,998

18  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Special District (6.1%)
	Bend, Oregon Metropolitan Park & Recreational District
$ 1,430,000	4.000%, 06/01/27	Aa2/NR/NR	$ 1,433,518
	Clackamas County, Oregon Fire District No. 1
1,020,000	4.000%, 06/01/30	NR/AA/NR	1,082,342
2,705,000	4.000%, 06/01/31	NR/AA/NR	2,867,706
	Metro, Oregon
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,002,560
5,050,000	4.000%, 06/01/33 Series 2020 A	Aaa/AAA/NR	5,497,632
1,400,000	4.000%, 06/01/34 Series 2020 A	Aaa/AAA/NR	1,512,560
	Pacific Communities Health District, Oregon
1,220,000	5.000%, 06/01/29	A1/NR/NR	1,303,277
1,060,000	5.000%, 06/01/30	A1/NR/NR	1,130,363
1,000,000	5.000%, 06/01/31	A1/NR/NR	1,064,200
1,200,000	5.000%, 06/01/32	A1/NR/NR	1,273,680
	Tualatin Hills, Oregon Park & Recreational District
4,725,000	5.000%, 06/01/24	Aa1/NR/NR	4,850,543
2,775,000	5.000%, 06/01/26	Aa1/NR/NR	2,920,410
	Total Special District		28,938,791

	State (9.4%)
	State of Oregon
750,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	768,862
2,000,000	5.000%, 05/01/33 Series 2022A	Aa1/AA+/AA+	2,425,780
	State of Oregon Article XI-F(1) University Project
1,250,000	5.000%, 08/01/31 Series I	Aa1/AA+/AA+	1,385,150
	State of Oregon Article XI-G Higher Education
500,000	5.000%, 08/01/25 Series O	Aa1/AA+/AA+	529,290
	State of Oregon Article XI-M Seismic Projects
1,000,000	5.000%, 06/01/30	Aa1/AA+/AA+	1,079,910

19  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (continued)
	State of Oregon Article XI-M, XI-N and XI-P State Grant Programs
$ 1,000,000	5.000%, 06/01/37 Series 2023D	Aa1/AA+/AA+	$ 1,183,250
	State of Oregon Article XI-Q State Projects
2,140,000	5.000%, 11/01/28	Aa1/AA+/AA+	2,308,418
1,000,000	5.000%, 11/01/30	Aa1/AA+/AA+	1,078,080
2,000,000	5.000%, 11/01/31	Aa1/AA+/AA+	2,154,320
1,800,000	5.000%, 05/01/25 Series A	Aa1/AA+/AA+	1,892,898
2,920,000	5.000%, 05/01/31 Series A	Aa1/AA+/AA+	3,361,621
4,000,000	5.000%, 05/01/32 Series A	Aa1/AA+/AA+	4,599,000
1,195,000	5.000%, 05/01/28 Series D	Aa1/AA+/AA+	1,288,676
1,255,000	5.000%, 05/01/29 Series D	Aa1/AA+/AA+	1,353,379
1,000,000	5.000%, 05/01/30 Series D	Aa1/AA+/AA+	1,078,080
2,300,000	5.000%, 05/01/28 Series F	Aa1/AA+/AA+	2,415,851
	State of Oregon Higher Education
1,000,000	5.000%, 08/01/28 Series A	Aa1/AA+/AA+	1,056,950
1,390,000	5.000%, 08/01/31 Series G	Aa1/AA+/AA+	1,607,716
1,920,000	5.000%, 08/01/32 Series G	Aa1/AA+/AA+	2,217,427
3,000,000	5.000%, 08/01/33 Series G	Aa1/AA+/AA+	3,446,910
1,900,000	5.000%, 08/01/34 Series G	Aa1/AA+/AA+	2,173,296
1,250,000	5.000%, 08/01/30 Series L	Aa1/AA+/AA+	1,386,237
1,300,000	5.000%, 08/01/32 Series L	Aa1/AA+/AA+	1,439,425
	State of Oregon Veteran's Welfare
450,000	1.950%, 06/01/31 Series 2020 I	Aa1/AA+/AA+	397,359
2,000,000	2.150%, 12/01/34 Series 2020 I	Aa1/AA+/AA+	1,714,560
	Total State		44,342,445

	Transportation (1.4%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
5,000,000	5.000%, 11/15/29 Series B	Aa1/AAA/AA+	5,527,150
	State of Oregon ODOT Projects
1,020,000	5.000%, 11/15/30 Series M	Aa1/AA+/AA+	1,126,274
	Total Transportation		6,653,424
	Total General Obligation Bonds		301,193,538

20  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (26.0%)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	City & County (0.1%)
	Beaverton, Oregon Special Revenue Bonds
$ 200,000	5.000%, 06/01/32 Series 2020A	Aa3/NR/NR	$ 233,382
400,000	5.000%, 06/01/34 Series 2020A	Aa3/NR/NR	463,616
	Total City & County		696,998

	Electric (2.0%)
	Eugene, Oregon Electric Utility Refunding System
2,875,000	5.000%, 08/01/29 Series A	Aa2/AA-/AA-	3,102,758
4,030,000	5.000%, 08/01/30 Series A	Aa2/AA-/AA-	4,335,917
	Warm Springs Reservation, Oregon Confederated Tribes, Hydroelectric Revenue, Tribal Economic Development, Pelton Round Butte Project (Green Bonds)
500,000	5.000%, 11/01/32 Series 2019B 144A	A3/NR/NR	561,700
1,000,000	5.000%, 11/01/33 Series 2019B 144A	A3/NR/NR	1,120,410
500,000	5.000%, 11/01/34 Series 2019B 144A	A3/NR/NR	558,535
	Total Electric		9,679,320

	Healthcare (3.3%)
	Oregon Health Sciences University
500,000	5.000%, 07/01/30 Series A	Aa3/AA-/AA-	572,780
250,000	5.000%, 07/01/31 Series A	Aa3/AA-/AA-	286,203
1,250,000	5.000%, 07/01/28 Series B	Aa3/AA-/AA-	1,340,837
1,000,000	5.000%, 07/01/33 Series B	Aa3/AA-/AA-	1,064,010
	Oregon Health Sciences University (Green Bonds)
1,000,000	5.000%, 07/01/34 Series 2021A	Aa3/AA-/AA-	1,179,310
1,000,000	5.000%, 07/01/35 Series 2021A	Aa3/AA-/AA-	1,166,090
	Oregon Health Sciences University
5,500,000	5.000%, 07/01/46 Series 2021B-2 (Mandatory Put Date 02/01/32)	Aa3/AA-/AA-	6,426,585
	Oregon State Facilities Authority (Legacy Health Project)
2,000,000	5.000%, 06/01/30 Series 2022B	A1/A+/NR	2,250,600

21  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Healthcare (continued)
	Union County, Oregon Hospital Facility Authority (Grande Ronde Hospital Project)
$ 135,000	5.000%, 07/01/28 Series 2022	NR/BBB/BBB-	$ 144,605
175,000	5.000%, 07/01/29 Series 2022	NR/BBB/BBB-	188,881
200,000	5.000%, 07/01/30 Series 2022	NR/BBB/BBB-	217,578
325,000	5.000%, 07/01/31 Series 2022	NR/BBB/BBB-	354,510
500,000	5.000%, 07/01/32 Series 2022	NR/BBB/BBB-	548,135
	Total Healthcare		15,740,124

	Housing (0.3%)
	Clackamas County, Oregon Housing Authority Multifamily Housing Revenue (Easton Ridge Apartments Project)
1,310,000	4.000%, 09/01/27 Series A	Aa2/NR/NR	1,310,681

	Lottery (4.5%)
	Oregon State Department of Administration Services (Lottery Revenue)
2,000,000	5.000%, 04/01/32 Series A	Aa2/AAA/NR	2,284,040
1,000,000	5.000%, 04/01/33 Series A	Aa2/AAA/NR	1,139,940
1,500,000	5.000%, 04/01/35 Series A	Aa2/AAA/NR	1,779,645
1,000,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,023,280
4,000,000	5.000%, 04/01/30 Series C	Aa2/AAA/NR	4,395,080
5,000,000	5.000%, 04/01/26 Series D	Aa2/AAA/NR	5,239,700
4,000,000	5.000%, 04/01/28 Series D	Aa2/AAA/NR	4,192,560
1,000,000	5.000%, 04/01/29 Series D	Aa2/AAA/NR	1,048,140
	Total Lottery		21,102,385

	Sales Tax (0.2%)
	Metro, Oregon Dedicated Tax Revenue (Oregon Convention Center Hotel)
750,000	5.000%, 06/15/31	Aa3/NR/NR	818,385

22  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (3.9%)
	Oregon State Department Transportation Highway Usertax (Subordinate Lien)
$ 2,250,000	5.000%, 11/15/35 Series 2020A	Aa2/AA+/AA+	$ 2,601,832
	Port Portland, Oregon Airport Revenue Refunding, Portland International Airport Series Twenty Three
2,525,000	5.000%, 07/01/26	NR/AA-/NR	2,664,809
1,000,000	5.000%, 07/01/28	NR/AA-/NR	1,054,330
2,390,000	5.000%, 07/01/29	NR/AA-/NR	2,517,244
	Tri-County Metropolitan Transportation District, Oregon Capital Grant Receipt
1,100,000	5.000%, 10/01/27 Series A	A3/A/NR	1,216,039
2,000,000	5.000%, 10/01/30 Series A	A3/A/NR	2,212,400
3,000,000	5.000%, 10/01/31 Series 2018A	A3/A/NR	3,308,970
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
1,000,000	5.000%, 09/01/25 Series A	Aaa/AAA/NR	1,060,960
1,890,000	5.000%, 09/01/28 Series A	Aaa/AAA/NR	2,053,920
	Total Transportation		18,690,504

	Water and Sewer (11.7%)
	Beaverton, Oregon Water Revenue
1,000,000	5.000%, 04/01/32 Series 2020	NR/AA+/NR	1,167,280
	Clackamas County, Oregon Service District No. 1
2,240,000	5.000%, 12/01/26	NR/AAA/NR	2,452,957
	Clean Water Services, Oregon Refunding (Senior Lien)
1,510,000	5.000%, 10/01/27	Aa1/AAA/NR	1,686,987
	Eugene, Oregon Water Utility System
115,000	5.000%, 08/01/28	Aa2/AA/AA+	124,302
450,000	5.000%, 08/01/29	Aa2/AA/AA+	485,649
	Grants Pass, Oregon
345,000	4.000%, 12/01/23	NR/AA/NR	345,231

23  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Water and Sewer (continued)
	Hillsboro, Oregon Water System
$ 1,630,000	5.000%, 06/01/31	Aa2/NR/NR	$ 1,878,445
1,710,000	5.000%, 06/01/32	Aa2/NR/NR	1,963,730
	Portland, Oregon Sewer System (First Lien)
3,500,000	5.000%, 06/01/28 Series A	Aa1/AA+/NR	3,678,115
	Portland, Oregon Sewer System (Second Lien)
5,405,000	4.500%, 05/01/31 Series A	Aa2/AA/NR	5,708,869
6,355,000	5.000%, 03/01/32 Series A	Aa2/AA/NR	7,348,922
2,000,000	5.000%, 10/01/25 Series B	Aa2/AA/NR	2,070,740
2,000,000	5.000%, 06/01/26 Series B	Aa2/AA/NR	2,104,800
2,000,000	5.000%, 06/01/27 Series B	Aa2/AA/NR	2,104,800
5,000,000	4.000%, 03/01/34 Series 2020A	Aa2/AA/NR	5,399,550
	Portland, Oregon Water System (First Lien)
3,230,000	5.000%, 05/01/27 Series A	Aa1/NR/NR	3,311,234
1,000,000	4.000%, 04/01/35 Series 2022A	Aa1/AA+/NR	1,077,150
	Portland, Oregon Water System (Second Lien)
2,590,000	5.000%, 05/01/31 Series A	Aa2/NR/NR	3,008,155
2,000,000	5.000%, 05/01/32 Series A	Aa2/NR/NR	2,319,680
2,000,000	5.000%, 05/01/33 Series A	Aa2/NR/NR	2,310,860
2,230,000	5.000%, 05/01/35 Series 2019A	Aa2/NR/NR	2,541,776
	Portland, Oregon Water System Revenue Refunding (Junior Lien)
2,000,000	5.000%, 10/01/23	Aa2/NR/NR	2,002,240
	Total Water and Sewer		55,091,472
	Total Revenue Bonds		123,129,869

24 |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Pre-Refunded\Escrowed to Maturity Bonds (8.1%)††	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Pre-Refunded General Obligation Bonds (3.7%)
	Higher Education (0.6%)
	Oregon State Higher Education
$ 1,795,000	5.000%, 08/01/27 Series C	Aa1/AA+/AA+	$ 1,852,709
	Oregon State, Oregon University System
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,098,567
	Total Higher Education		2,951,276

	School District (2.4%)
	Clackamas County, Oregon School District #62 (Oregon City)
440,000	5.000%, 06/01/29 AGMC Insured	NR/AA/NR	451,792
560,000	5.000%, 06/01/29 AGMC Insured	A1/AA/NR	575,008
	Jefferson County, Oregon School District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,406,370
	Klamath County, Oregon School District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,255,938
	Lane County, Oregon School District #4J (Eugene) Refunding
2,000,000	5.000%, 06/15/26	Aa1/NR/NR	2,057,760
	Marion County, Oregon School District #103 (Woodburn)
2,260,000	5.000%, 06/15/28	Aa1/NR/NR	2,383,961
	Union County, Oregon School District #1 (La Grande)
1,000,000	5.000%, 06/15/27	Aa1/NR/NR	1,054,850
	Washington County, Oregon School District #48J (Beaverton)
1,845,000	5.000%, 06/15/29 Series 2014B	Aa1/AA+/NR	1,898,284
	Total School District		11,083,963

25  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Pre-Refunded General Obligation Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	State (0.7%)
	State of Oregon Article XI-G Community College Projects
$ 1,160,000	5.000%, 08/01/27 Series J	Aa1/AA+/AA+	$ 1,227,953
	State of Oregon Article XI-G Higher Education
1,000,000	5.000%, 08/01/26 Series O	Aa1/AA+/AA+	1,058,580
1,000,000	5.000%, 08/01/27 Series O	Aa1/AA+/AA+	1,058,580
	Total State		3,345,113
	Total Pre-Refunded General Obligation Bonds		17,380,352

	Pre-Refunded\Escrowed to Maturity Revenue Bonds (4.4%)
	Higher Education (0.6%)
	Oregon State Facilities Authority (Linfield College Project)
1,000,000	5.000%, 10/01/23 Series A ETM	Baa2/NR/NR	1,010,960
	Oregon State Facilities Authority (Reed College Project)
500,000	5.000%, 07/01/30 Series A	Aa2/NR/NR	553,250
1,135,000	4.000%, 07/01/31 Series A	Aa2/NR/NR	1,210,319
	Total Higher Education		2,774,529

	Transportation (3.8%)
	Oregon State Department Transportation Highway Usertax (Senior Lien)
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,014,860
1,040,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,081,018
8,000,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	8,315,520
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
3,975,000	5.000%, 09/01/30 Series A	Aaa/AAA/NR	4,327,940
1,000,000	5.000%, 09/01/31 Series A	Aaa/AAA/NR	1,115,060

26  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

Principal Amount	Pre-Refunded\Escrowed to Maturity Revenue Bonds (continued)	Ratings Moody’s, S&P and Fitch (unaudited)	Value
	Transportation (continued)
	Tri-County Metropolitan Transportation District, Oregon (Senior Lien Payroll Tax)
$ 2,010,000	5.000%, 09/01/29 Series B	Aaa/AAA/NR	$ 2,132,530
	Total Transportation		17,986,928
	Total Pre-Refunded\Escrowed to Maturity Revenue Bonds		20,761,457
	Total Pre-Refunded\Escrowed to Maturity Bonds		38,141,809
	Total Municipal Bonds (cost $466,251,234)		462,465,216

Shares	Short-Term Investment (1.0%)
4,696,987	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 4.69%* (cost $4,696,987)	Aaa-mf/AAAm/NR	4,696,987

	Total Investments (cost $470,948,221 - note 4)	98.8%	467,162,203
	Other assets less liabilities	1.2	5,513,266
	Net Assets	100.0%	$ 472,675,469

Portfolio Distribution By Quality Rating (unaudited)	Percentage of Investments†
Aaa of Moody's or AAA of S&P	13.5%
Pre-refunded bonds\ETM bonds††	8.3
Aa of Moody's or AA of S&P or Fitch	73.8
A of Moody's or S&P	4.1
Baa of Moody's or BBB of S&P or Fitch	0.3
100.0%

27  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON SCHEDULE OF INVESTMENTS (continued) MARCH 31, 2023

PORTFOLIO ABBREVIATIONS
AGMC - Assured Guaranty Municipal Corp. BAMAC - Build America Mutual Assurance Co. ETM - Escrowed to Maturity NR - Not Rated ODOT - Oregon Department of Transportation

*	The rate is an annualized seven-day yield at period end.

†	Where applicable, calculated using the highest rating of the three NRSRO. Percentages in this table do not include the Short-Term Investment.

††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date. Escrowed to Maturity bonds are bonds where money has been placed in the escrow account which is used to pay principal and interest through the bond’s originally scheduled maturity date. Escrowed to Maturity are shown as ETM. All other securities in the category are pre-refunded.

Note: 144A – Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities amounted to a value of $2,240,645 or 0.5% of net assets.

See accompanying notes to financial statements.

28  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2023

ASSETS
Investments at value (cost $470,948,221)	$467,162,203
Interest receivable	6,334,205
Receivable for Fund Shares sold	403,631
Other assets	57,641
Total assets	473,957,680

LIABILITIES
Payables:
Fund shares redeemed	760,882
Management fee	158,281
Dividends	154,159
Transfer and shareholder servicing fees	97,040
Distribution and service fees payable	420
Other expenses	111,429
Total liabilities	1,282,211
NET ASSETS	$472,675,469

Net Assets consist of:
Capital Stock – Authorized an unlimited number of shares, par value $0.01 per share	$452,566
Additional paid-in capital	492,048,597
Total distributable earnings (losses)	(19,825,694)
$472,675,469
CLASS A
Net Assets	$294,171,716
Capital shares outstanding	28,160,072
Net asset value and redemption price per share	$10.45
Maximum offering price per share (100/97 of $10.45)	$10.77

CLASS C
Net Assets	$3,362,798
Capital shares outstanding	322,267
Net asset value and offering price per share	$10.43

CLASS F
Net Assets	$6,145,586
Capital shares outstanding	589,171
Net asset value and offering price per share	$10.43

CLASS Y
Net Assets	$168,995,369
Capital shares outstanding	16,185,125
Net asset value, offering and redemption price per share	$10.44

See accompanying notes to financial statements.

29  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2023

Investment income
Interest income		$12,065,443

Expenses
Management fee (note 3)	$1,993,417
Distribution and service fee (note 3)	512,874
Transfer and shareholder servicing agent fees	208,584
Legal fees	188,744
Trustees’ fees and expenses (note 6)	153,189
Registration fees and dues	52,006
Auditing and tax fees	32,500
Insurance	29,510
Shareholders’ reports and proxy statements	22,107
Custodian fees	21,307
Credit facility fees (note 10)	13,931
Compliance services (note 3)	9,827
Miscellaneous	45,573
Total expenses	3,283,569

Management fee waived (note 3)	(19,671)
Net expenses		3,263,898
Net investment income		8,801,545

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	(11,452,662)
Change in unrealized appreciation (depreciation) on investments	3,987,362

Net realized and unrealized gain (loss) on investments		(7,465,300)
Net change in net assets resulting from operations		$1,336,245

See accompanying notes to financial statements.

30  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
OPERATIONS:
Net investment income	$8,801,545	$9,770,546
Net realized gain (loss) from securities transactions	(11,452,662)	(2,663,848)
Change in unrealized appreciation (depreciation) on investments	3,987,362	(37,953,616)
Change in net assets resulting from operations	1,336,245	(30,846,918)

DISTRIBUTIONS TO SHAREHOLDERS (note 9):
Class A Shares	(5,506,085)	(5,282,819)

Class C Shares	(45,501)	(62,320)

Class F Shares	(108,260)	(70,431)

Class Y Shares	(3,452,942)	(4,354,961)
Change in net assets from distributions	(9,112,788)	(9,770,531)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	127,872,332	103,699,412
Reinvested dividends and distributions	7,379,661	7,651,616
Cost of shares redeemed	(246,482,295)	(156,794,397)
Change in net assets from capital share transactions	(111,230,302)	(45,443,369)

Change in net assets	(119,006,845)	(86,060,818)

NET ASSETS:
Beginning of period	591,682,314	677,743,132
End of period	$472,675,469	$591,682,314

See accompanying notes to financial statements.

31  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS MARCH 31, 2023

1. Organization

Aquila Tax-Free Trust of Oregon (the “Fund”) is one of six series of Aquila Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company. The Fund, which commenced operations on June 27, 2020, is the successor to Aquila Tax-Free Trust of Oregon. Aquila Tax-Free Trust of Oregon transferred all of its assets and liabilities in exchange for shares of the Fund on June 26, 2020 pursuant to an agreement and plan of reorganization (the “reorganization”). The reorganization was approved by shareholders of Aquila Tax-Free Trust of Oregon on May 29, 2020. The reorganization was accomplished by exchanging the assets and liabilities of the predecessor fund for shares of the Fund. Shareowners holding shares of Aquila Tax-Free Trust of Oregon received corresponding shares of the Fund in a one-to-one exchange ratio in the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund’s operations. The Fund is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class F Shares and Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class F Shares and Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Municipal securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and ask quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued using other fair value methods. Rule 2a-5 under the 1940 Act provides that in the event that market quotations are not readily available, such securities must be valued at their fair value as determined in good faith by each Fund’s Board of Trustees. Rule 2a-5 further provides that the Board may choose to designate a “valuation designee” to perform the fair value determination. The Aquila Municipal Trust Board has designated Aquila Investment Management LLC as the valuation designee (the “Valuation Designee”) to determine the fair value of Fund securities in good faith. Aquila Investment Management LLC

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 as Valuation Designee, selects an appropriate methodology or methodologies for determining and calculating the fair value of Fund investments and applies such methodology or methodologies in a consistent manner, including specifying the key inputs and assumptions specific to each asset class or portfolio holding.

b)	Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2023:

Valuation Inputs*	Investments in Securities
Level 1 – Quoted Prices	$4,696,987
Level 2 – Other Significant Observable Inputs – Municipal Bonds*	462,465,216
Level 3 – Significant Unobservable Inputs	—
Total	$467,162,203
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

e)	Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2020 – 2022) or expected to be taken in the Fund’s 2023 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple Class Allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications had no effect on net assets or net asset value per share. For the year ended March 31, 2023, there were no items identified that have been reclassified among components of net assets.
i)	The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Until March 6, 2023, the portfolio management of the Fund was delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the transfer and shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 the close of business each day at the annual rate of 0.40% of net assets of the Fund. The Manager has contractually agreed to waive its fees through September 30, 2023 as follows: the annual rate shall be equivalent to 0.40% of net assets of the Fund up to $400 million; 0.38% of the Fund’s net assets above that amount to $1 billion and 0.36% of the Fund’s net assets above $1 billion. The Manager may not terminate the arrangement without the approval of the Board of Trustees. For the year ended March 31, 2023, the Fund incurred management fees of $1,993,417, of which $19,671 was waived.

Through March 5, 2023, Kirkpatrick Pettis Capital Management, LLC (the “Sub-Adviser”) served as the sub-adviser of the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provided, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranged for the purchases and sales of portfolio securities, and provided for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser had contractually agreed to waive its fee through September 30, 2023 such that its annual rate of fees is at 0.16% of net assets of the Fund up to $400 million; 0.14% of net assets above $400 million up to $1 billion; and 0.12% of net assets above $1 billion. Effective March 6, 2023, the Manager became directly responsible for portfolio management decisions for the Fund.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for compliance related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”).

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the 1940 Act. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.15% of the Fund’s average net assets represented by Class A Shares. For the year ended March 31, 2023, distribution fees on Class A Shares amounted to $462,704 of which the Distributor retained $21,489.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $37,627. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for

35  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares and for the year ended March 31, 2023, amounted to $12,543. The total of these payments made with respect to Class C Shares amounted to $50,170 of which the Distributor retained $13,783.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“financial intermediaries”), the Fund’s shares are sold primarily through the facilities of these financial intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such financial intermediaries. For the year ended March 31, 2023, total commissions on sales of Class A Shares amounted to $18,598 of which the Distributor received $9,852.

c)	Transfer and shareholder servicing fees:

The Fund occasionally compensates financial intermediaries in connection with the sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the Fund and certain shareholders; and (ii) the payments that the Fund would make to another entity to perform similar ongoing services to existing shareholders.

4. Purchases and Sales of Securities

During the year ended March 31, 2023, purchases of securities and proceeds from the sales of securities aggregated $57,631,427 and $163,122,856, respectively.

At March 31, 2023, the aggregate tax cost for all securities was $470,948,221. At March 31, 2023, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,064,275 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $5,850,294 for a net unrealized depreciation of $3,786,019.

5. Portfolio Orientation

Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations. At March 31, 2023, the Fund had 100% of its long-term portfolio holdings invested in municipal obligations of issuers within Oregon.

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

6. Trustees’ Fees and Expenses

At March 31, 2023, there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2023 was $148,561. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2023, due to the COVID-19 pandemic, such meeting-related expenses were reduced and amounted to $4,628.

37  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,503,450	$25,875,518	2,849,050	$32,003,648
Reinvested dividends and distributions	488,456	5,037,254	436,389	4,856,209
Cost of shares redeemed	(7,131,445)	(73,493,715)	(4,714,915)	(52,445,823)
Net change	(4,139,539)	(42,580,943)	(1,429,476)	(15,585,966)

Class C Shares:
Proceeds from shares sold	43,267	447,137	72,129	806,800
Reinvested dividends and distributions	4,216	43,405	5,366	59,758
Cost of shares redeemed	(427,066)	(4,390,557)	(575,145)	(6,364,928)
Net change	(379,583)	(3,900,015)	(497,650)	(5,498,370)

Class F Shares:
Proceeds from shares sold	293,279	3,018,860	216,501	2,407,035
Reinvested dividends and distributions	10,511	108,245	6,357	70,430
Cost of shares redeemed	(192,222)	(1,975,773)	(73,736)	(812,675)
Net change	111,568	1,151,332	149,122	1,664,790

Class Y Shares:
Proceeds from shares sold	9,592,499	98,530,817	6,126,394	68,481,929
Reinvested dividends and distributions	212,625	2,190,757	239,590	2,665,219
Cost of shares redeemed	(16,219,126)	(166,622,250)	(8,798,435)	(97,170,971)
Net change	(6,414,002)	(65,900,676)	(2,432,451)	(26,023,823)
Total transactions in Fund shares	(10,821,556)	$(111,230,302)	(4,210,455)	$(45,443,369)

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

38  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

9. Income Tax Information and Distributions

The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2023, the Fund had capital loss carry forwards of $12,315,261 of which $4,399,507 retains its character of short-term and $7,915,754 retains its character of long-term; both have no expiration. As of March 31, 2023, the Fund had post-October losses of $3,738,717, which is deferred until fiscal 2023 for tax purposes.

The tax character of distributions was as follows:

	Year Ended March 31, 2023	Year Ended March 31, 2022
Net tax-exempt income	$8,973,520	$9,769,437
Ordinary Income	139,268	1,094
	$9,112,788	$9,770,531

As of March 31, 2023, the components of distributable earnings on a tax basis were:

Unrealized depreciation	$(3,786,019)
Undistributed tax-exempt income	168,462
Accumulated net realized loss on investments	(12,315,261)
Post October losses	(3,738,717)
Other temporary differences	(154,159)
$(19,825,694)

The difference between book basis and tax basis undistributed income is due to the timing difference, post October losses, and other temporary differences, in recognizing dividends paid and the tax treatment of market discount amortization and the deduction of distributions payable.

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023

10. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 23, 2023 (per the August 24, 2022 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the adjusted daily simple Secured Overnight Financing Rate (“SOFR”) plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the adjusted daily simple Secured Overnight Financing Rate plus 1%).

There were no borrowings under the credit agreement during the year ended March 31, 2023.

11. Risks

Mutual fund investing involves risk and loss of principal is possible. The market prices of the Fund’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, inflation, changes in interest rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale and could also result in increased redemptions from the Fund.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Fund may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and

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AQUILA TAX-FREE TRUST OF OREGON NOTES TO FINANCIAL STATEMENTS (continued) MARCH 31, 2023 developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Municipal securities may be more susceptible to downgrades or defaults during a recession or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession.

A portion of income may be subject to local, state, Federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

42  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.55	$11.25	$11.13	$10.98	$10.81
Income (loss) from investment operations:
Net investment income(1)	0.18	0.16	0.18	0.21	0.24
Net gain (loss) on securities (both realized and unrealized)	(0.10)	(0.70)	0.12	0.15	0.17
Total from investment operations	0.08	(0.54)	0.30	0.36	0.41
Less distributions (note 9):
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.21)	(0.24)
Distributions from capital gains	––	––	––	—	—
Total distributions	(0.18)	(0.16)	(0.18)	(0.21)	(0.24)
Net asset value, end of period	$10.45	$10.55	$11.25	$11.13	$10.98
Total return (not reflecting sales charge)	0.84%	(4.89)%	2.68%	3.30%	3.90%
Ratios/supplemental data
Net assets, end of period (in millions)	$294	$341	$379	$375	$368
Ratio of expenses to average net assets	0.70%	0.66%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	1.72%	1.41%	1.57%	1.90%	2.27%
Portfolio turnover rate	12%	13%	5%	12%	10%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.70%	0.67%	0.72%	0.72%	0.70%
Ratio of net investment income to average net assets	1.72%	1.40%	1.56%	1.89%	2.26%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

43  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.54	$11.23	$11.12	$10.97	$10.80
Income (loss) from investment operations:
Net investment income(1)	0.09	0.06	0.08	0.12	0.15
Net gain (loss) on securities (both realized and unrealized)	(0.10)	(0.69)	0.11	0.15	0.17
Total from investment operations	(0.01)	(0.63)	0.19	0.27	0.32
Less distributions (note 9):
Dividends from net investment income	(0.10)	(0.06)	(0.08)	(0.12)	(0.15)
Distributions from capital gains	––	––	––	—	—
Total distributions	(0.10)	(0.06)	(0.08)	(0.12)	(0.15)
Net asset value, end of period	$10.43	$10.54	$11.23	$11.12	$10.97
Total return (not reflecting CDSC)	(0.11)%	(5.62)%	1.72%	2.43%	3.02%
Ratios/supplemental data
Net assets, end of period (in millions)	$3	$7	$13	$16	$20
Ratio of expenses to average net assets	1.55%	1.51%	1.56%	1.56%	1.54%
Ratio of net investment income to average net assets	0.85%	0.56%	0.73%	1.05%	1.42%
Portfolio turnover rate	12%	13%	5%	12%	10%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	1.55%	1.52%	1.57%	1.57%	1.55%
Ratio of net investment income to average net assets	0.85%	0.55%	0.72%	1.04%	1.42%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

44  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class F
					For the
					Period
					November 30,
					2018*
					through
	Year Ended March 31,				March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.53	$11.22	$11.11	$10.95	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.20	0.18	0.20	0.23	0.08
Net gain (loss) on securities (both realized and unrealized)	(0.10)	(0.69)	0.11	0.16	0.24
Total from investment operations	0.10	(0.51)	0.31	0.39	0.32
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.18)	(0.20)	(0.23)	(0.08)
Distributions from capital gains	—	—	—	—	—
Total distributions	(0.20)	(0.18)	(0.20)	(0.23)	(0.08)
Net asset value, end of period	$10.43	$10.53	$11.22	$11.11	$10.95
Total return	1.02%	(4.64)%	2.77%	3.58%	3.03%(2)
Ratios/supplemental data
Net assets, end of period (in millions)	$6	$5	$4	$2	$1
Ratio of expenses to average net assets	0.52%	0.48%	0.53%	0.53%	0.54%(3)
Ratio of net investment income to average net assets	1.91%	1.59%	1.73%	2.05%	2.36%(3)
Portfolio turnover rate	12%	13%	5%	12%	10%(3)

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.53%	0.49%	0.54%	0.54%	0.55%(3)
Ratio of net investment income to average net assets	1.90%	1.58%	1.72%	2.04%	2.35%(3)

*     Commencement of operations.

(1)   Per share amounts have been calculated using the daily average shares method.

(2)   Not annualized.

(3)   Annualized.

See accompanying notes to financial statements.

45  |  Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended March 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$10.55	$11.24	$11.12	$10.97	$10.80
Income (loss) from investment operations:
Net investment income(1)	0.19	0.17	0.19	0.23	0.26
Net gain (loss) on securities (both realized and unrealized)	(0.10)	(0.69)	0.13	0.15	0.17
Total from investment operations	0.09	(0.52)	0.32	0.38	0.43
Less distributions (note 9):
Dividends from net investment income	(0.20)	(0.17)	(0.20)	(0.23)	(0.26)
Distributions from capital gains	––	––	—	—	—
Total distributions	(0.20)	(0.17)	(0.20)	(0.23)	(0.26)
Net asset value, end of period	$10.44	$10.55	$11.24	$11.12	$10.97
Total return	0.90%	(4.66)%	2.83%	3.46%	4.05%
Ratios/supplemental data
Net assets, end of period (in millions)	$169	$238	$281	$235	$213
Ratio of expenses to average net assets	0.55%	0.51%	0.56%	0.56%	0.55%
Ratio of net investment income to average net assets	1.87%	1.56%	1.71%	2.04%	2.42%
Portfolio turnover rate	12%	13%	5%	12%	10%

Expense and net investment income ratios without the effect of the contractual fee waiver were (note 3):

Ratio of expenses to average net assets	0.55%	0.52%	0.57%	0.57%	0.55%
Ratio of net investment income to average net assets	1.87%	1.55%	1.71%	2.03%	2.41%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

46  |  Aquila Tax-Free Trust of Oregon

Additional Information:

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Municipal Trust (“AMT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AMT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 17, 2022 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 1, 2021 through April 30, 2022 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

47  |  Aquila Tax-Free Trust of Oregon

Additional Information (unaudited)

Trustees(1) and Officers

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(4)

Diana P. Herrmann New York, NY (1958)	Vice Chair of Aquila Municipal Trust since 2014, Trustee since 1994 and President since 1998	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	9

Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Vice Chair Board of Trustees (2003-2020), President (1998-2020) and Trustee (1994-2020) of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon)

Non-Interested Trustees

Patricia L. Moss Bend, OR (1953)	Chair of the Board of Aquila Municipal Trust effective January 1, 2023; Trustee of Aquila Municipal Trust since 2020	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council 2018-2021; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc. Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2015-2020, 2002-2005; Trustee Emerita 2005-2015

48  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Thomas A. Christopher(6) Danville, KY (1947)	Trustee of Aquila Municipal Trust since 2009; Chair of the Board of Aquila Municipal Trust 2017 – December 31, 2022	Principal, Robinson, Hughes & Christopher, C.P.A.s, P.S.C., July 2017-August 2022, previously Senior Partner, since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Global Outreach International, 2011-2018; member of the Kentucky Primary Care Technical Advisory Committee, 2017-2019; Director, Sunrise Children’s Services Inc., 2010-2013; currently or formerly active with various professional and community organizations; Trustee of various funds in the Aquila Group of Funds since 1985.	6	None

Ernest Calderón Phoenix, AZ (1957)	Trustee of Aquila Municipal Trust since 2004	Attorney (currently, Partner, Calderón Law Offices, PLC); Regent emeritus and President emeritus Arizona Board of Regents; Adjunct Professor, Northern Arizona University; Doctor of Education in Organizational Change and Educational Leadership, University of Southern California; served seven Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute; Trustee of various funds in the Aquila Group of Funds since 2004.	6	None

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Municipal Trust since 2009	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021, Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8

International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Trustee of The Cascades Trust (Predecessor Fund of Aquila Tax-Free Trust of Oregon) 2002-2020

49  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Municipal Trust since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

Glenn P. O’Flaherty Granby, CO (1958)	Trustee of Aquila Municipal Trust since 2013	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Heather R. Overby Prospect, KY (1971)	Aquila Municipal Trust: Trustee since September 2022	Vice President, Finance & Accounting/Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), June 2018 – Present; Chairman, Kentucky School Facilities Construction Commission (state commission), December 2018 – Present; Interim Chief Financial Officer, Kentucky Municipal Energy Agency (wholesale electricity sale – governmental), February 2017 – May 2018; Chief Financial Officer, Kentucky Municipal Power Agency, (wholesale electricity sale – governmental), November 2009 – May 2018.	6	None

50  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(2)	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Laureen L. White North Kingstown, RI (1959)	Trustee of Aquila Municipal Trust since 2013	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004; Trustee of various funds in the Aquila Group of Funds since 2005.	6	None

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(5)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.
(6)	Mr. Christopher retired as a Trustee effective March 31, 2023.

51  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers(3)

Stephen J. Caridi New York, NY (1961)	Senior Vice President of Aquila Municipal Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Municipal Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Robert C. Arnold Peoria, AZ (1973)	Vice President of Aquila Municipal Trust since 2019	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Arizona) since 2019; Regional Sales Manager, Aquila Distributors LLC (since 2019); Financial Advisor, Prudential Advisors, 2017 – 2019

Royden P. Durham Louisville, KY (1951)	Vice President of Aquila Municipal Trust since 2013; Lead Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011); Portfolio Manager of Aquila Tax-Free Trust of Arizona (since 2017), Aquila Tax-Free Fund of Colorado (since 2023) and and Aquila Tax-Free Fund For Utah (since 2017)	Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2011) and Aquila Tax-Free Fund of Colorado (since 2023); Portfolio Manager of Aquila Tax-Free Trust of Arizona and Aquila Tax-Free Fund For Utah (since 2011); Vice President, Aquila Municipal Trust (since 2013) and Aquila Churchill Tax-Free Fund of Kentucky 2011-2013; President, advEnergy solutions LLC, 2007-2011; Vice President and Trust Advisor, JP Morgan Chase, 2005-2006; Vice President and Trust Officer, Regions Morgan Keegan Trust, 2003-2005; Vice President Fixed Income and Equity Portfolios, The Sachs Company / Louisville Trust Company, 1986-2003.

Vasilios Gerasopoulos Lakewood, CO (1973)	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado since March 2023	Assistant Vice President of Aquila Municipal Trust and Co-Portfolio Manager of Aquila Tax-Free Fund of Colorado and Credit Analyst of Aquila Tax-Free Trust of Oregon since March 2023; Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2015 to 2023; Senior Financial Analyst, Bond and Debt, for Jefferson County, Colorado from December 2012 to 2015.

52  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Timothy Iltz Happy Valley, OR (1975)	Vice President of Aquila Municipal Trust since March 2023; Portfolio Manager of Aquila Tax-Free Fund of Colorado (since December 2022) and Aquila Tax-Free Trust of Oregon (since 2018)	Vice President of Aquila Municipal Trust since March 2023, Portfolio Manager of Aquila Tax-Free Fund of Colorado since December 2022, and Aquila Tax-Free Trust of Oregon since 2018; Vice President and Municipal Bond Credit Analyst at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2011 to 2018. Vice President and Portfolio Manager at Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, from 2018 to 2023.

Troy Miller Louisville, KY (1971)	Vice President of Aquila Municipal Trust since March 2022	Vice President, Aquila Municipal Trust (which includes Aquila Churchill Tax-Free Fund of Kentucky) since March 2022; Regional Sales Manager of the Distributor since January 2022; Financial Consultant, Fidelity Investments (wealth management), May 2020 – February 2021; Vice President, Manager-Life Planning Strategies, June 2017 – October 2019, and Vice President, Manager-Retirement Products, April 2010 – June 2017, Baird Trust Company (formerly known as Hilliard Lyons Trust Company) (wealth management).

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Municipal Trust since 2020	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

Anthony A. Tanner Phoenix, AZ (1960)	Vice President of Aquila Municipal Trust, Lead Portfolio Manager of Aquila Tax-Free Trust of Arizona, and Portfolio Manager of Aquila Churchill Tax-Free Fund of Kentucky (since 2018), Aquila Tax-Free Trust of Oregon (since 2023) and Aquila Tax-Free Fund For Utah since 2018	Vice President of Aquila Municipal Trust (since 2018); Portfolio Manager of Aquila Tax-Free Trust of Arizona, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Fund For Utah (since 2018) and Aquila Tax-Free Trust of Oregon (since 2023); Senior Portfolio Manager at BNY Mellon Wealth Management from 2016 to 2018; a Senior Client Advisor at BMO Private Bank from 2014 to 2015; and Senior Fixed Income Manager at Wells Fargo Private Bank from 2010 to 2014.

53  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

James T. Thompson Bountiful, Utah (1955)	Vice President of Aquila Municipal Trust and Lead Portfolio Manager of Aquila Tax-Free Fund For Utah since 2009; Portfolio Manager, Aquila Tax-Free Trust of Arizona and Aquila Churchill Tax-Free Fund of Kentucky since 2017 and Aquila Tax-Free Trust of Oregon (since 2023)	Portfolio Manager of Aquila Tax-Free Fund For Utah, Aquila Churchill Tax-Free Fund of Kentucky and Aquila Tax-Free Trust of Arizona (since 2009) and Aquila Tax-Free Trust of Oregon (since 2023); Vice President Aquila Municipal Trust (since 2013) and Aquila Tax-Free Fund For Utah (2009 – 2013); Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Municipal Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Eric D. Okerlund Highland, UT (1961)	Assistant Vice President of Aquila Municipal Trust since March 2021	Assistant Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since March 2021; Credit Analyst (for Aquila Tax-Free Fund For Utah and Aquila Tax-Free Fund of Colorado), Aquila Investment Management LLC, since January 2021; Budget Officer, City of West Jordan, Utah, 2000-2020; Senior Accountant, Provo City Corporation, Provo, Utah, 1989-2000; Auditor, Defense Contract Audit Agency, Anaheim, California, 1989; Revenue Agent, Internal Revenue Service, Los Angeles, California, 1987-1989.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Municipal Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Municipal Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

54  |  Aquila Tax-Free Trust of Oregon

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Officers (cont’d)(3)

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Municipal Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Municipal Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Municipal since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Municipal Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

55  |  Aquila Tax-Free Trust of Oregon

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 10/1/22	Ending(1) Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Ending Account Value 3/31/23	Expenses(2) Paid During Period 10/1/22 – 3/31/23	Net Annualized Expense Ratio
A	$1,000	$1,052.00	$3.63	$1,021.39	$3.58	0.71%
C	$1,000	$1,047.60	$7.96	$1,017.15	$7.85	1.56%
F	$1,000	$1,053.00	$2.71	$1,022.29	$2.67	0.53%
Y	$1,000	$1,052.80	$2.87	$1,022.14	$2.82	0.56%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

56  |  Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

During the 12 month period ended June 30, 2022, there were no proxies related to any portfolio instruments held by the Fund. As such, the Fund did not vote any proxies. Applicable regulations require us to inform you that the Fund’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the fiscal year ended March 31, 2023, $9,112,788 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 98.4% of total dividends paid during the fiscal year ended March 31, 2023, were exempt-interest dividends; and the balance was ordinary income.

Prior to February 15, 2024, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2023 calendar year.

57  |  Aquila Tax-Free Trust of Oregon

Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Patricia L. Moss, Chair

Diana P. Herrmann, Vice Chair

Ernest Calderón

Thomas A. Christopher

Gary C. Cornia

Grady Gammage, Jr.

Glenn P. O’Flaherty

Heather R. Overby

Laureen L. White

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Timothy Iltz, Vice President and Lead Portfolio Manager

Anthony A. Tanner, Vice President and Portfolio Manager

James T. Thompson, Vice President and Portfolio Manager

Christine L. Neimeth, Vice President

Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

118 Flanders Road

Westborough, Massachusetts 01581

Custodian

THE BANK OF NEW YORK MELLON

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-ORAR-0523

ITEM 2.     CODE OF ETHICS.

(a)	As of March 31, 2023 the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(c)	N/A

(d)	N/A

(f)(2)	The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i)	The Registrant’s Board of Trustees has determined that Ms. Patricia Moss and Mr. Glenn O’Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Ms. Moss and Mr. O’Flaherty are both “independent” as such term is defined in Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2022	2023
Aquila Churchill Tax-Free Fund of Kentucky	$19,000	$19,900
Aquila Narragansett Tax-Free Income Fund	$20,700	$21,400
Aquila Tax-Free Fund For Utah	$25,100	$25,600
Aquila Tax-Free Fund of Colorado	$20,700	$20,900
Aquila Tax-Free Trust of Arizona	$21,000	$21,300
Aquila Tax-Free Trust of Oregon	$29,200	$29,700

(b)	Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)	Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2022	2023
Aquila Churchill Tax-Free Fund of Kentucky	$3,500	$3,500
Aquila Narragansett Tax-Free Income Fund	$3,500	$3,500
Aquila Tax-Free Fund For Utah	$3,500	$3,500
Aquila Tax-Free Fund of Colorado	$3,500	$3,500
Aquila Tax-Free Trust of Arizona	$3,500	$3,500

(d)	All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in (a) thorough (c) above.

(e)(1)	Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)	None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)	Not applicable.

(g)	There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

(h)	Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.     INVESTMENTS.

(a)                 Schedule I -Included in Item 1 above

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
                    INVESTMENT COMPANIES.

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
                    AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)	Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)	Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
                      INVESTMENT COMPANIES

Not applicable

ITEM 13.     EXHIBITS.

(a)(1)	Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA MUNICIPAL TRUST

By:   /s/ Diana P. Herrmann

Vice Chair, Trustee and President

June 5, 2023

By:   /s/ Joseph P. DiMaggio

June 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

June 5, 2023

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

June 5, 2023